As filed with the Securities and Exchange Commission on September 30, 2004
Securities Act Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. [               ]

Post-Effective Amendment No. [               ]

Kiewit Employees Diversified Investment Fund L.P.

(Exact Name of Registrant as Specified in Charter)

Kiewit Plaza

Omaha, Nebraska 68131
(Address of Principal Executive Offices)

402-342-2052

(Registrant’s Telephone Number, including
Area Code)

Tobin A. Schropp

Kiewit Plaza
Omaha, Nebraska 68131
(Name and Address of Agent for Service)

Copies to:

Thomas A. DeCapo Skadden, Arps, Slate, Meagher & Flom LLP One Beacon Street, 31st Floor Boston, Massachusetts 02108	John S. D’Alimonte David K. Boston Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, New York 10019

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

		Proposed Maximum	Proposed Maximum
Title of Securities	Amount Being	Offering Price Per	Aggregate Offering	Amount of
Being Registered	Registered	Unit	Price	Registration Fee

Limited Partnership Units	16,000	N.A.	$400,000,000(1)	$50,680

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(f) under the Securities Act of 1933, as amended, based on the formula price per share of the common stock of Peter Kiewit Sons’, Inc. (calculated pursuant to its Restated Certificate of Incorporation) to be received by Peter Kiewit Sons’, Inc. from stockholders participating in the exchange offer, assuming that each stockholder validly tenders the maximum specified percentage of shares in exchange for cash and/or units of limited partnership interest of Kiewit Employees Diversified Investment Fund L.P.

      Approximate date of proposed public offering: As soon as possible after the effective date of this Registration Statement.

      The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this offer to exchange/prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This offer to exchange/prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED SEPTEMBER 29, 2004

OFFER TO EXCHANGE/PROSPECTUS

Peter Kiewit Sons’, Inc.

Offer to Exchange

Up to           % of the Shares of Common Stock of

Peter Kiewit Sons’, Inc. held by each Kiewit Stockholder
for, with respect to each such Share, either
0.00128 of a Unit of Limited Partnership Interest of
Kiewit Employees Diversified Investment Fund L.P.

or

$32.00 in Cash

Kiewit Employees Diversified Investment Fund L.P.

Kiewit Plaza
Omaha, Nebraska 68131
(402)

Peter Kiewit Sons’, Inc.

Kiewit Plaza
Omaha, Nebraska 68131
(402) 342-2052

     Peter Kiewit Sons’, Inc., a Delaware corporation (“Kiewit”), is offering to exchange up to         % of the shares of its common stock, par value $0.01 per share (“Kiewit Stock”), held by each holder of Kiewit Stock (each, a “Kiewit Stockholder”). For each share of Kiewit Stock validly tendered, Kiewit Stockholders will have the right to receive, at their election, either:

•	0.00128 of a unit of limited partnership interest (a “Unit”) of Kiewit Employees Diversified Investment Fund L.P., a Delaware limited partnership (the “Fund”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company (the net asset value of this fractional Unit will be equal to $32.00, the formula price of a share of Kiewit Stock); or

•	$32.00 (the formula price of a share of Kiewit Stock), in cash.

     Although Kiewit Stockholders may only elect to receive either cash or Units for each share of Kiewit Stock validly tendered in the exchange offer, Kiewit Stockholders may elect to receive any mix of cash and Units in the aggregate in exchange for all of their validly tendered shares of Kiewit Stock.

     Each Kiewit Stockholder may tender up to                  % of such holder’s shares, the maximum specified percentage. Kiewit will not accept for exchange any shares of Kiewit Stock tendered by a Kiewit Stockholder in excess of the maximum specified percentage. Kiewit is offering to exchange a total of                   shares of Kiewit Stock (                 % of the total outstanding shares of Kiewit Stock).

      The exchange offer is subject to certain conditions, including a condition that at least an aggregate of 4,687,500 shares of Kiewit Stock (approximately 15% of the outstanding shares) are tendered in exchange for Units. See page 24.

     This offer to exchange/prospectus sets forth concisely the information that a Kiewit Stockholder should know before deciding whether to participate in the exchange offer, and should be retained for future reference. A Statement of Additional Information dated [                 ], 2004, relating to this offer to exchange/prospectus and including certain important information about the Fund and Kiewit, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this offer to exchange/prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to Peter Kiewit Sons’, Inc., Kiewit Plaza, Omaha, Nebraska 68131, Attn: Stock Registrar, or by calling (402) 342-2052. For a more detailed discussion of the investment goals, policies, risks and restrictions of the Fund, see the Fund’s prospectus, dated                  , 2004, which has been filed with the Securities and Exchange Commission in the Fund’s Registration Statement on Form N-2. A copy of that prospectus is attached to this offer to exchange/prospectus as Appendix A.

     The exchange offer expires at 11:59 p.m., Omaha time, on                  , 2004, unless extended. You may withdraw tenders of your shares any time before the expiration of the exchange offer by following the procedures described in this offer to exchange/prospectus and the related letter of transmittal.

     Units are not, and will not be, listed or traded on any securities exchange or other securities market, and no secondary market will develop for the Units.

     The Units are subject to substantial transfer restrictions and may only be transferred to a limited category of persons or entities allowed to be transferees of Units in certain minimum amounts and during certain specified time periods. If a limited partner of the Fund attempts to transfer Units to someone other than a permitted transferee and other than in such specified amounts or during such specified time periods, the transfer will not be permitted and will be void.

     Limited partners of the Fund do not have the right to cause the Fund to redeem their Units or to withdraw their capital from the Fund. However, in order to provide a limited degree of liquidity to Limited Partners, the Fund will make annual repurchase offers for a portion of the outstanding Units at the beginning of each year commencing in 2006, pursuant to which repurchases of Units will be effected as of the last business day of March.

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this document. Any representation to the contrary is a criminal offense.

Dated                  , 2004

i

QUESTIONS AND ANSWERS ABOUT THE EXCHANGE OFFER

Q:	What is the exchange offer?

A:	In the exchange offer, Kiewit is offering each Kiewit Stockholder the opportunity to exchange up to % of such Kiewit Stockholder’s shares of Kiewit Stock. For each share of Kiewit Stock validly tendered, Kiewit Stockholders will have the right to receive, at their election, either:

• 0.00128 of a Unit of limited partnership interest of the Fund (the net asset value of this fractional Unit will be equal to $32.00, the formula price of a share of Kiewit Stock); or

• $32.00 (the formula price of a share of Kiewit Stock), in cash.

Although Kiewit Stockholders may only elect to receive either cash or Units for each share of Kiewit Stock validly tendered in the exchange offer, Kiewit Stockholders may elect to receive any mix of cash and Units in the aggregate in exchange for all of their validly tendered shares of Kiewit Stock.

Q:	What is the Fund?

A:	The Fund is a newly formed Delaware limited partnership, registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund is an “employees’ securities company” under the 1940 Act. Kiewit Stockholders who elect to receive Units in the exchange offer will become limited partners of the Fund (“Limited Partners”).

The Fund and Kiewit have obtained an order from the Securities Exchange Commission exempting the Fund, as an “employees’ securities company,” from certain provisions of the 1940 Act (the “ESC Order”). Among other things, the ESC Order provides that the Fund is not required to have any directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act, and that the Fund is not required to seek approval of the Limited Partners for investment advisory agreements and certain material amendments to those agreements.

Q:	What is an “employees’ securities company”?

A:	Under the 1940 Act, an employees’ securities company is a company whose investors are generally limited to employees and former employees of a company or group of affiliated companies and the immediate family members of such employees and former employees.

Q:	Who will manage the Fund?

A:	Kiewit Investment Holdings Inc., a wholly-owned subsidiary of Kiewit, is the general partner of the Fund (the “General Partner”). The General Partner has retained only those rights, duties and powers to manage the affairs of the Fund that may not be delegated under the provisions of Delaware law and that have not been otherwise delegated by the General Partner to the Board of Directors of the Fund (the “Board”) pursuant to the Amended and Restated Agreement of Limited Partnership of the Fund (the “Partnership Agreement”).

The Board has authority to terminate the Fund’s investment adviser or any sub-adviser and retain a new investment adviser or sub-adviser to manage all or any portion of the Fund’s assets and to materially amend the terms of the Fund’s investment advisory agreement with its investment adviser or any investment advisory agreement with a sub-adviser. Pursuant to the ESC Order, the Fund is not required to seek approval of the Limited Partners for any amendment to an existing, or any new, investment advisory agreement.

The Board exercises powers, authority and responsibilities on behalf of the Fund that are substantially similar to the powers, authority and responsibilities that are customarily exercised by the “board of directors” of an investment company registered under the 1940 Act and organized as a Delaware corporation.

Q:	Who will be on the Board of Directors of the Fund?

A:	The four initial directors will be Bruce E. Grewcock, Michael R. McCarthy, Philip J. Ruden and Kenneth E. Stinson. Each initial director will serve on the Board until the later of the first meeting of Limited Partners at which his successor is elected, or until he becomes incapacitated, resigns or is removed.

Q:	What is the investment objective of the Fund?

A:	The Fund’s investment objective is long term capital growth with consideration given to consistency of returns. There is no assurance that the Fund will achieve its investment objective.

Q:	Who will be the investment adviser of the Fund?

A:	Offit Hall Capital Management LLC serves as the Fund’s investment adviser (the “Adviser”) and provides investment management services to the Fund. The Adviser is responsible for developing, implementing and supervising the Fund’s investment program. The Adviser has substantial investment management experience and as of March 31, 2004 had more than $13.2 billion under advisement for approximately 92 clients.

The Fund pays the Adviser an advisory fee computed as a percentage on an annual basis of the Fund’s assets invested in certain asset classes (which percentage varies between 0.125% and 0.55% depending on the asset class), determined as of the end of each quarter.

Q:	What is the Fund’s investment program?

A:	The Adviser intends to (i) select third-party investment advisers (which are referred to as sub-advisers) to invest the Fund’s assets directly on the Fund’s behalf and (ii) invest the Fund’s assets directly in public mutual funds and private investment funds managed by third parties, which are collectively referred to as “portfolio funds”. Under normal market conditions, the Fund’s assets will be invested in a diversified portfolio of securities which will include U.S. and non-U.S. equities and fixed income instruments and portfolio funds, including private investment funds commonly known as “hedge funds.” The Fund may also invest in derivative securities, equity-related instruments, currencies, financial futures, debt-related instruments or portfolio funds that are private equity/venture capital funds, real estate funds or commodities funds.

Q:	Who will be responsible for paying the fees and expenses of the Fund?

A:	On an ongoing basis, the Fund will bear all of its own operating expenses, including, among others, fees paid to the Adviser and sub-advisers; fees and expenses for administration, accounting and custody services; and directors fees. In addition, the Fund will indirectly bear expenses charged by portfolio funds, including management fees and performance fees and allocations.

Kiewit has agreed to bear all costs associated with the Fund’s organization and the initial offering of Units in the exchange offer.

Q:	Why is Kiewit conducting the exchange offer?

A:	Kiewit has determined that it would be in the best interests of Kiewit Stockholders to use a portion of the cash generated by its operations to form the Fund and offer to Kiewit Stockholders the opportunity to participate, initially on a basis proportionate to their ownership in Kiewit, in the Fund. In the exchange offer, Kiewit Stockholders are being offered the opportunity to diversify their investment in Kiewit with a professionally managed and diversified fund that will offer such Employees access to types of investments and professional investment management that otherwise would not be available to them on an individual basis. In addition, Kiewit believes that Kiewit Stockholders would not be able to find a similarly managed publicly offered product. Finally, Kiewit believes that the Fund will have reasonable expense levels, in part, as a result of the absence of a fund sponsor or general partner who is compensated for selecting the underlying institutional advisers.

Q:	Why is Kiewit making cash available in the exchange offer?

A:	As described below, the receipt of either cash or Units in the exchange offer will be a taxable transaction for Kiewit Stockholders. In addition, also as described below, Units will not be accepted as collateral for Kiewit Stockholders’ loans in connection with the ownership of Kiewit Stock. Kiewit Stockholders participating in the exchange offer may therefore require cash to either pay their respective tax liabilities resulting from the exchange offer or to pay down some portion of their stock loan balance. Kiewit Stockholders should consider their respective tax liabilities and stock loan balances when determining the appropriate mix of cash and Units to receive in exchange for their validly tendered shares of Kiewit Stock.

Q:	How much cash will Kiewit contribute to the Fund?

A:	Immediately prior to the closing of the exchange offer, Kiewit will contribute cash to the Fund in exchange for Units. The amount of cash that Kiewit will contribute will be equal to the aggregate formula price of the shares of Kiewit Stock validly tendered in exchange for Units in the exchange offer. In the exchange offer, Kiewit will distribute all of the Units that it holds to Kiewit Stockholders who validly tendered shares of Kiewit Stock in exchange for Units. After the closing of the exchange offer, the subsidiary of Kiewit that is currently the sole Limited Partner of the Fund will no longer be a Limited Partner. However, the General Partner, a wholly owned subsidiary of Kiewit, will continue to be the sole general partner of the Fund and will hold one Unit.

Q:	What is “formula price”?

A:	The formula price of Kiewit Stock is the per share price at which Kiewit buys and sells shares of Kiewit Stock and is based on the adjusted book value of Kiewit at the end of the previous year less the amount of declared dividends during the current year. The formula price of Kiewit Stock on , 2004, was $32.00 per share and will not change prior to the closing of the exchange offer.

Q:	What is “net asset value”?

A:	The Fund’s net asset value is the value of the Fund’s total assets less its liabilities. In computing net asset value, securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined by in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value.

Q:	What should I expect to receive if I participate in the exchange offer?

A:	You can elect to receive either a fraction of a Unit or cash with respect to each share of Kiewit Stock you validly tender in the exchange offer.

For each share of Kiewit Stock which you validly tender in exchange for Units, you will receive 0.00128 of a Unit (the net asset value of this fractional Unit will be equal to $32.00, the formula price of a share of Kiewit Stock).

For each share of Kiewit Stock which you validly tender in the exchange offer in exchange for cash, you will receive $32.00 (the formula price of a share of Kiewit Stock) in cash.

Although Kiewit Stockholders may only elect to receive either cash or Units for each share of Kiewit Stock validly tendered in the exchange offer, Kiewit Stockholders may elect to receive any mix of cash and Units in the aggregate in exchange for all of their validly tendered shares of Kiewit Stock.

Q:	What portion of my shares of Kiewit Stock can I tender in the exchange offer?

A:	You can tender any portion of your shares of Kiewit Stock up to %, the maximum specified percentage.

Q:	What will happen if I tender less than the maximum specified percentage of my shares?

A:	Pursuant to the terms of Kiewit’s restated certificate of incorporation, Kiewit has the option, at any time, to repurchase shares of Kiewit Stock from any Kiewit Stockholder for cash at the then-applicable formula price upon a determination by Kiewit’s board of directors that the amount of Kiewit Stock held by such Kiewit Stockholder is excessive in view of Kiewit’s policy that the level of an employee’s stock ownership should reflect a wide range of factors. These factors include the employee’s effort and relative contribution to Kiewit’s economic performance, the employee’s level of responsibility, the potential displayed by the employee, the employee’s length of service, and the amount of Kiewit Stock already owned by the employee.

To the extent that a Kiewit Stockholder does not participate in the exchange offer up to the maximum specified percentage, Kiewit has determined that such Kiewit Stockholder’s proportionate ownership of Kiewit Stock following the consummation of the exchange offer will be excessive in view of Kiewit’s policy and such factors. Therefore, Kiewit’s board of directors will utilize its discretion, pursuant to the restated certificate of incorporation, to redeem for cash from any Kiewit Stockholder who does not participate in the exchange offer up to the maximum specified percentage, the number of shares of Kiewit Stock sufficient to reduce that Kiewit Stockholder’s ownership percentage of Kiewit Stock to what it would have been had such Kiewit Stockholder participated in the exchange offer up to the maximum specified percentage. Kiewit will effect such redemption immediately subsequent to the closing of the exchange offer. The redemption price per share will equal $32.00, the formula price of a share of Kiewit Stock on the date immediately subsequent to the closing date of the exchange offer and will be payable in cash.

Q:	Can I participate with more than the maximum specified percentage of my shares of Kiewit Stock in the exchange offer?

A:	No, any shares of Kiewit Stock tendered by a Kiewit Stockholder in excess of the maximum specified percentage will not be accepted for exchange.

Q:	Do I have to do anything if I want to retain my shares of Kiewit Stock?

A:	No, you do not have to do anything if you want to retain your shares of Kiewit Stock. However, as discussed above, to the extent that you do not participate in the exchange offer up to the maximum specified percentage, Kiewit will redeem for cash the number of shares of Kiewit Stock sufficient to reduce your ownership percentage of Kiewit Stock to what it would have been had you participated in the exchange offer up to the maximum specified percentage. Such redemption will be effective on the date immediately after the closing of the exchange offer.

Q:	How do I decide whether to participate in the exchange offer?

A:	Whether you should participate in the exchange offer depends on whether you would prefer to (i) exchange up to % of your shares of Kiewit Stock for Units and/or cash in the exchange offer or (ii) have Kiewit redeem such shares of Kiewit Stock from you at the formula price for cash following consummation of the exchange offer.

You should consider all of the factors described under “Risk Factors” starting at page 16. Neither Kiewit, the Fund nor any of their respective officers or directors make any recommendation as to whether you should tender any of your shares of Kiewit Stock in the exchange offer or, if you do, whether you should elect to receive Units, cash or a combination of both in exchange for your tendered shares. You must make your own decision as to whether to tender your shares of Kiewit Stock in exchange for Units or cash after reading this document and consulting with your advisors based on your own financial position and requirements.

Q:	How do I decide what consideration to choose?

A:	In determining what portion of your shares of Kiewit Stock to tender for Units, you should carefully consider your anticipated U.S. federal tax obligations (including regular and alternative minimum tax, estimated tax, and the U.S. income tax withholding on Canadian stockholders), as well as state, local and foreign tax obligations with respect to the receipt of Units, and any requirement to reduce the principal of your stock loan, and your need for cash to satisfy those obligations.

Members of senior management of Kiewit are expected to participate fully in the exchange offer and are expected to tender the maximum specified percentage of shares of Kiewit Stock in exchange for a mix of Units and cash.

Q:	Will my participation in the exchange offer have any impact on my stock loan?

A:	Kiewit understands that most Kiewit Stockholders finance the purchase of their shares of Kiewit Stock. Limited Partners will not be permitted to pledge Units for loans in connection with the ownership of Units or for any other purpose. In addition, several of the primary lenders to Kiewit Stockholders have indicated that, for lending purposes, they would not otherwise accept Units as collateral. Therefore, to the extent that a Kiewit Stockholder elects to receive Units in the exchange offer, the value of the collateral securing such Kiewit Stockholder’s stock loan will be reduced by the formula price of the shares of Kiewit Stock tendered in the exchange offer. Kiewit is in the process of negotiating the terms of a guaranty arrangement with the primary lenders to Kiewit Stockholders (other than officers and directors of Kiewit) that would cover the collateral shortfall caused by a Kiewit Stockholder’s participation in the exchange offer. However, there is no assurance that this guaranty arrangement will be in place at the time the exchange offer is completed. Furthermore, such guaranty arrangement, if implemented, will not apply to Kiewit Stockholders who are officers or directors of Kiewit or to Kiewit Stockholders whose shares of Kiewit Stock are redeemed by Kiewit rather than exchanged in the exchange offer. Consequently, a Kiewit Stockholder who participates in the exchange offer may be required to either provide alternative collateral to secure the Kiewit Stockholder’s stock loan or pay down a portion of such stock loan. Kiewit Stockholders should contact their individual lenders to determine the impact of participation in the exchange offer on their particular stock loan.

Q:	How do I participate in the exchange offer?

A:	Complete and sign the letter of transmittal designating the number of shares of Kiewit Stock you wish to tender (up to a maximum of % of your shares of Kiewit Stock). In the letter of transmittal, you must indicate whether you elect to tender your shares in exchange for Units, cash or a portion of both. In addition, if you are tendering any of your shares of Kiewit Stock in exchange for Units, you must execute the signature page to the Partnership Agreement. You must then send the completed letter of transmittal in the enclosed envelope, together with your share certificates and any other documents required by the letter of transmittal, and, if you are tendering any shares in exchange for Units, the executed signature page to the Partnership Agreement, by registered mail, return receipt requested, so that it is received by Kiewit at the address on the back cover of this offer to exchange/prospectus before the expiration of the exchange offer. To the extent that you do not indicate the form of consideration you elect to receive in exchange for the shares of Kiewit Stock you tender, Kiewit will treat your tender as an election to receive Units in exchange for all of your validly tendered shares of Kiewit Stock.

If your Kiewit Stock has been pledged to a lender, you must make arrangements with the lender for the valid tender of the certificates representing the pledged Kiewit Stock. If, however, the lender is U.S. Bank, N.A., Kiewit will arrange directly with the bank for delivery of the pledged certificates to Kiewit.

Q:	Can I change my mind after I tender my shares of Kiewit Stock?

A:	Yes, you may withdraw tenders of your shares any time before the expiration of the exchange offer. If you then change your mind, you can retender your shares of Kiewit Stock by following the tender procedures again prior to the expiration of the exchange offer.

However, as discussed above, to the extent that you do not participate in the exchange offer up to the maximum specified percentage, Kiewit will redeem for cash the number of shares of Kiewit Stock sufficient to reduce your ownership percentage of Kiewit Stock to what it would have been had you participated in the exchange offer up to the maximum specified percentage.

Q:	Are there any conditions to Kiewit’s obligation to complete the exchange offer?

A:	Yes, the exchange offer is subject to certain conditions, including a condition that at least an aggregate of 4,687,500 shares of Kiewit Stock (approximately 15% of the outstanding shares) are tendered in exchange for Units. In addition, Kiewit reserves the right to abandon the exchange offer at any time prior to its completion.

Q:	When does the exchange offer expire?

A:	The exchange offer and withdrawal rights will expire at 11:59 p.m., Omaha time, on , 2004, unless extended. You must tender your shares of Kiewit Stock prior to the expiration date if you wish to participate in the exchange offer.

Q:	Will Kiewit distribute fractional Units in the exchange offer?

A:	Yes, fractional Units will be issued.

Q:	Who is eligible to become a Limited Partner in the Fund?

A:	As an employees’ securities company, Units of the Fund may only be beneficially owned by Employees and Former Employees (each as defined below) of Kiewit and its affiliated (or formerly affiliated) companies and their family members (and certain entities or trusts formed for their benefit). In addition, Units may be owned by directors of the Fund, the General Partner and Kiewit (or an entity controlled by Kiewit).

After the initial offering of Units in the exchange offer, the Fund intends to periodically offer Units to (1) Kiewit Stockholders who are Employees, (2) existing Limited Partners and (3) directors of the Fund.

Q:	Will the Units be listed on an exchange?

A:	Units are not, and will not be, listed or traded on any securities exchange or other securities market, and no secondary market will develop for the Units.

Q:	Are Units transferable?

A:	The Units are subject to substantial transfer restrictions and may only be transferred to a limited category of persons or entities allowed to be transferees of Units pursuant to the ESC Order in certain minimum amounts and during certain specified periods. If a Limited Partner attempts to transfer Units to someone other than a permitted transferee, and other than in such specified amounts or during such specified time periods, the transfer will not be permitted and will be void.

Q:	Can Limited Partners cause the Fund to redeem Units?

A:	Limited Partners do not have the right to cause the Fund to redeem their Units or to withdraw their capital fund from the Fund.

Q:	Under what circumstances will the Fund repurchase Units?

A:	In order to provide a limited degree of liquidity to Limited Partners, the Fund will make annual repurchase offers for Units at the beginning of each year commencing in 2006, pursuant to which repurchases of Units will be effected as of the last business day of March. Annual repurchase offers will be conducted for (i) 5% to 25% (currently expected to be 5%) of the Fund’s outstanding Units plus (ii) 100% of Units held by that year’s newly-terminated employees (and certain of their transferees). An Employee will be considered “newly-terminated” only during the first annual repurchase offer in which such Employee is eligible to participate after such person’s status as an Employee terminates for any reason (e.g., retirement, resignation, permanent disability, death, or termination with or without cause). Units will be repurchased at their net asset value. Limited Partners must generally tender whole Units.

In addition, the Partnership Agreement provides the Fund with broad discretion to repurchase Units held or originally issued to Limited Partners in the event of death and, in the case of Limited Partners who are Employees, upon termination of their employment with Kiewit or an affiliated company, or if a Limited Partner acts in a manner that may harm the Fund or other Limited Partners, including any attempted unauthorized transfer of Units or any breach of the partnership agreement. The Fund may also repurchase Units in the event that a Limited Partner claims financial hardship.

Q:	Will I be taxed on the exchange of shares of Kiewit Stock for Units and/or cash in the exchange offer?

A:	Yes. The receipt of Units and/or cash in the exchange offer will be a taxable transaction for U.S. federal income tax purposes, and may be a taxable transaction for other tax purposes as well.

Q:	How will I be able to pay my taxes due as a result of the exchange offer?

A:	Neither the Fund nor Kiewit will make any distribution designed to enable Kiewit Stockholders to satisfy their income tax obligations arising as a result of the receipt of Units and/or cash in the exchange offer. In determining what portion of your shares of Kiewit Stock to tender for Units, you should carefully consider your cash needs including anticipated U.S. federal tax obligations (including regular and alternative minimum tax, estimated tax, and the U.S. income tax withholding on Canadian stockholders), as well as state, local and foreign tax obligations with respect to the receipt of Units, and your need for cash to satisfy those obligations. Many Kiewit Stockholders’ tax obligations with regard to the exchange offer will significantly exceed the U.S. federal tax rate on qualified dividends of 15% due to alternative minimum tax, state taxes and U.S. income tax withholding on Canadian holders of Kiewit Stock. Each Kiewit Stockholder is encouraged to consult such holder’s tax advisor as to the particular tax consequences of the exchange offer to such holder.

Q:	To the extent that I do not participate in the exchange offer up to the maximum specified percentage and Kiewit subsequently redeems shares of my Kiewit Stock for cash, will I be taxed on that redemption?

A:	Yes. The receipt of cash in redemption of shares of Kiewit Stock will be a taxable transaction for U.S. federal income tax purposes, and may be a taxable transaction for other tax purposes as well.

Q:	Will I be liable for any tax payments as a Limited Partner of the Fund?

A:	Yes. The Fund is a partnership for federal income tax purposes. Accordingly, the Fund will not be subject to federal income tax, and each Limited Partner will be required to report on such Limited Partner’s own annual tax return such Limited Partner’s allocable share of the Fund’s taxable income or loss and may be required to make estimated tax payments.

Q:	Will the Fund make distributions to Limited Partners?

A:	Unlike many registered mutual funds, the Fund will be treated as a partnership for federal income tax purposes, and will therefore not be required to distribute substantially all of its net income or gains, if any, to Limited Partners. The Fund does not intend to make annual or periodic distributions of all of its net income or gains, if any, to Limited Partners. Although the Fund intends to make annual distributions to Limited Partners for the payment of all or a portion of a Limited Partner’s income tax liabilities, the amount and times of any distribution will be determined in the sole discretion of the Board and may not be sufficient to enable a Limited Partner to satisfy such Limited Partner’s tax liabilities with respect to such Limited Partner’s share of the Fund’s income. In addition, the Board may determine not to pay, or cease paying, such distributions. Whether or not distributions are made, Limited Partners will be required each year to pay applicable income taxes on their share of Fund income. As a result, there may be situations in which a Limited Partner will be required to pay a substantial amount of tax in excess of the amount of cash that the Limited Partner has received from the Fund. Because the Fund currently intends to make distributions no more frequently than once each year, the timing of distributions will not correspond to the due dates of estimated tax payments in the U.S. or Canada.

Q:	Will Kiewit continue to pay dividends on shares of Kiewit Stock?

A:	Kiewit currently intends to continue its dividend policy of paying a regular cash dividend on Kiewit Stock based upon a percentage of the prior year’s earnings from operations, with any special cash dividends to be based on earnings from unusual or non-recurring events. Following completion of the exchange offer and assuming Kiewit’s earnings from operations remains the same, the per share dividend on Kiewit Stock is currently anticipated to increase because there will be fewer shares of Kiewit Stock outstanding.

Q:	Whom should I call with questions about the exchange offer?

A:	Prior to the completion of the exchange offer, Kiewit Stockholders with inquiries relating to the exchange offer should contact:

Douglas A. Obermier Stock Registrar Peter Kiewit Sons’, Inc. Kiewit Plaza Omaha, Nebraska 68131 (402) 342-2052
After the exchange offer, Limited Partners with inquiries relating to their investment in the Fund should contact:

Kiewit Employees Diversified Investment Fund L.P. Kiewit Plaza Omaha, Nebraska 68131 (402)

SYNOPSIS

      This synopsis highlights selected information from this offer to exchange/prospectus and may not contain all of the information that is important to you. To understand the exchange offer fully, you should read carefully this entire offer to exchange/prospectus and the documents incorporated herein by reference. See “Where You Can Find More Information” on page 57.

Kiewit	Kiewit, together with its subsidiaries, is one of the largest construction contractors in North America. Kiewit primarily performs its services as a general contractor, responsible for the overall direction and management of construction projects. Kiewit was incorporated in Delaware in 1997 to continue a construction business founded in Omaha, Nebraska in 1884. For more detail on the business of Kiewit, see page 29.

The Fund	The Fund is a newly formed Delaware limited partnership, registered as a diversified closed-end management investment company under the 1940 Act. The Fund is an employees’ securities company and will operate under the ESC Order, which exempts it from certain provisions of the 1940 Act.

The investment objective of the Fund is long term capital growth with consideration given to consistency of returns. No assurance can be given that the Fund will achieve its investment objective.

For a more detailed discussion of the investment goals, policies, risks and restrictions of the Fund, see the Fund’s prospectus, dated , 2004, which has been filed with the Securities and Exchange Commission and forms a part of the Fund’s Registration Statement on Form N-2. A copy of that prospectus is attached to this offer to exchange/prospectus as Appendix A.

The Exchange Offer	Kiewit is offering each Kiewit Stockholder the opportunity to exchange up to % of such holder’s shares of Kiewit Stock. For each share of Kiewit Stock validly tendered, Kiewit Stockholders will have the right to receive, at their election, either:

• 0.00128 of a Unit (the net asset value of this fractional Unit will be equal to $32.00, the formula price of a share of Kiewit Stock); or

• $32.00 (the formula price of a share of Kiewit Stock), in cash.

Although Kiewit Stockholders may only elect to receive either cash or Units for each share of Kiewit Stock validly tendered in the exchange offer, Kiewit Stockholders may elect to receive any mix of cash and Units in the aggregate in exchange for all of their validly tendered shares of Kiewit Stock.

For all Kiewit Stockholders who elect to participate in the exchange offer, all shares of Kiewit Stock properly tendered and not withdrawn will be exchanged on the terms and conditions of the exchange offer. Kiewit will promptly return to holders of Kiewit Stock any shares of Kiewit Stock not accepted for exchange following the expiration of the exchange offer.

Expiration Date; Extension; Termination	The exchange offer will expire at 11:59 p.m., Omaha time, on , 2004, unless extended by Kiewit. You must tender your shares of Kiewit Stock prior to this time if you wish to participate. Kiewit may also terminate the exchange offer in the circumstances described on page 23.

Withdrawal Rights	You may withdraw tenders of your shares of Kiewit Stock any time before the expiration of the exchange offer. If you then change your mind, you can retender your shares of Kiewit Stock following the tender procedures again prior to the expiration of the exchange offer.

However, to the extent that you do not participate in the exchange offer up to the maximum specified percentage, following completion of the exchange offer Kiewit will redeem for cash the number of shares of Kiewit Stock sufficient to reduce your ownership percentage of Kiewit Stock to what it would have been had you participated in the exchange offer up to the maximum specified percentage. Such redemption will be effective on the date immediately following the closing date of the exchange offer.

Conditions to the Exchange Offer	The exchange offer is subject to certain conditions, including a condition that at least an aggregate of 4,687,500 shares of Kiewit Stock (approximately 15% of the outstanding shares) are tendered in exchange for Units.

Procedures for Tendering	You must complete and sign the letter of transmittal designating the number of shares of Kiewit Stock you wish to tender (up to a maximum of % of your shares of Kiewit Stock). In the letter of transmittal, you must indicate whether you elect to tender your shares in exchange for Units, cash or a portion of both. In addition, if you are tendering any of your shares of Kiewit Stock in exchange for Units, you must execute the signature page to the Partnership Agreement. You must then send the completed letter of transmittal in the enclosed envelope, together with your share certificates and any other documents required by the letter of transmittal, and, if you are tendering any shares in exchange for Units, the executed signature page to the Partnership Agreement, by registered mail, return receipt requested, so that it is received by Kiewit at the address on the back cover of this offer to exchange/prospectus before the expiration of the exchange offer.

If your Kiewit Stock has been pledged to a lender, you must make arrangements with the lender for the valid tender of the share certificates representing the pledged Kiewit Stock. If, however, the lender is U.S. Bank, N.A., Kiewit will arrange directly with the bank for delivery of the pledged Kiewit Stock to Kiewit.

Delivery of Units and/or Cash	For Kiewit Stockholders who validly tender shares of Kiewit Stock in exchange for Units, Kiewit will, promptly after Kiewit’s acceptance of Kiewit Stock for exchange, send a confirmation letter indicating the number of Units they have received.

For Kiewit Stockholders who validly tender shares of Kiewit Stock in exchange for cash, Kiewit will, promptly after Kiewit’s accept-

ance of Kiewit Stock for exchange, deliver payment to such Kiewit Stockholders by check.

Material U.S. Federal Income Tax Consequences	The receipt of Units and/or cash in the exchange offer will be a taxable transaction for U.S. federal income tax purposes. It is expected that the proceeds received in exchange for shares of Kiewit Stock in the exchange offer will be treated as a dividend. Similarly, the receipt of cash on redemption of shares of Kiewit Stock from Kiewit Stockholders who do not participate in the exchange offer up to the maximum specified percentage will also be a taxable transaction that is expected to be treated as a dividend for U.S. federal income tax purposes. While dividends distributed by Kiewit to Canadian holders of Kiewit Stock generally are subject to a 30% U.S. withholding tax, such tax should be reduced to 15% in the case of a Canadian holder of Kiewit Stock entitled to the benefits of the U.S.-Canada income tax treaty. See “Material U.S. Federal Income Tax Considerations.”

Material Canadian Income Tax Consequences	A Kiewit Stockholder who is a resident of Canada and holds Kiewit Stock as capital property will realize a capital gain (or capital loss) to the extent that the fair market value of Units and/or cash received in the exchange offer for Kiewit Stock (translated into Canadian dollars) exceeds (or is exceeded by) the adjusted cost base to the Kiewit Stockholder of the exchanged Kiewit Stock. Similarly, the receipt of cash on redemption of shares of Kiewit Stock from Kiewit Stockholders who are residents of Canada who do not participate in the exchange offer up to the maximum specified percentage will also be taxable. A foreign tax credit or deduction may be available for U.S. withholding tax paid with respect to the exchange. See “Material Canadian Federal Income Tax Considerations.”

Use of Proceeds	Neither Kiewit nor the Fund will receive any proceeds from Kiewit Stockholders in connection with the issuance of Units in the exchange offer. Immediately prior to the closing of the exchange offer, Kiewit will contribute cash to the Fund in exchange for Units. The amount of cash that Kiewit will contribute will be equal to the aggregate formula price of the shares of Kiewit Stock validly tendered in exchange for Units in the exchange offer. Following completion of the exchange offer, the Fund intends to invest the cash contributed by Kiewit in accordance with the Fund’s investment program.

Risk Factors	There are significant differences between an investment in Kiewit and an investment in the Fund. You should consider carefully the matters described under the caption “Risk Factors” beginning on page 16, as well as the other information set forth in this offer to exchange/prospectus. For a detailed discussion of the risks related to an investment in the Fund, see the Fund’s prospectus, dated , 2004, which has been filed with the Securities and Exchange Commission in the Fund’s Registration Statement on Form N-2. A copy of that prospectus is attached to this offer to exchange/prospectus as Appendix A.

Determining Whether to Participate in the Exchange Offer	Whether you should participate in the exchange offer depends on whether you would prefer to (i) exchange up to % of your shares of Kiewit Stock for Units and/or cash in the exchange offer or (ii) have Kiewit redeem such shares of Kiewit Stock from you at the formula price for cash following consummation of the exchange offer.

You should consider all of the factors described under “Risk Factors” starting at page 16. Neither Kiewit, the Fund nor any of their respective officers or directors make any recommendation as to whether you should tender any of your shares of Kiewit Stock in the exchange offer or, if you do, whether you should elect to receive Units, cash or a combination of both in exchange for your tendered shares. You must make your own decision as to whether to tender your shares of Kiewit Stock in exchange for Units or cash after reading this document and consulting with your advisors based on your own financial position and requirements.

Electing between Units and Cash	In determining what portion of your shares of Kiewit Stock to tender for Units, you should carefully consider your anticipated U.S. federal tax obligations (including regular and alternative minimum tax, estimated tax, and the U.S. income tax withholding on Canadian holders of Kiewit Stock), as well as state, local and foreign tax obligations with respect to the receipt of Units and any requirement to reduce the principal of your stock loan, and your need for cash to satisfy those obligations.

Members of senior management of Kiewit are expected to participate fully in the exchange offer and are expected to tender the maximum specified percentage of shares of Kiewit Stock in the exchange offer in exchange for a mix of Units and cash.

Eligible Investors in Kiewit and the Fund	Pursuant to Kiewit’s restated certificate of incorporation, ownership of Kiewit Stock is limited to employees and directors of Kiewit and employees of Kiewit’s subsidiaries and certain affiliated and formerly affiliated companies (collectively “Employees”) and certain permitted transferees.

Since the Fund is an employees’ securities company, Units may only be beneficially owned by Employees and Former Employees (as defined below) and their family members (and certain entities or trusts formed for their benefit). In addition, Units may be owned by directors of the Fund, the General Partner and Kiewit (or an entity controlled by Kiewit).

Comparison of Repurchase Rights and Obligations	A holder of Kiewit Stock may offer to sell all or part of such holder’s shares of Kiewit Stock to Kiewit during the first 15 days of each month at the then-applicable formula price and, subject to certain exceptions, Kiewit must accept each such offer. Upon death, retirement or termination of employment with Kiewit, a stockholder must sell all of such holder’s Kiewit Stock to Kiewit. All of these repurchases are for cash (or such other consideration as may be mutually agreed upon by Kiewit and the stockholder) and are made at the then-applicable formula price for Kiewit Stock.

Limited Partners do not have the right to cause the Fund to redeem their Units or to withdraw their capital from the Fund. In order to provide a limited degree of liquidity to Limited Partners, the Fund will make annual repurchase offers for Units at the beginning of each year commencing in 2006, which repurchase will be effected as of the last business day of March. Annual repurchase offers will be conducted for (i) 5% to 25% (currently expected to be 5%) of the Fund’s outstanding Units plus (ii) 100% of Units held by that year’s newly-terminated Employees (and certain of their transferees). An Employee will be considered “newly-terminated” only during the first annual repurchase offer in which such Employee is eligible to participate after such person’s status as an Employee terminates for any reason (e.g., retirement, resignation, permanent disability, death, or termination with or without cause). Units will be repurchased at their net asset value. Limited Partners must generally tender whole Units.

In addition, the Partnership Agreement provides the Fund with broad discretion to repurchase Units held or originally issued to Limited Partners in the event of death and, in the case of Employee Limited Partners, upon termination of their employment with Kiewit or an affiliated company, or if a Limited Partner acts in a manner that may harm the Fund or other Limited Partners, including any attempted unauthorized transfer of Units or any breach of the Partnership Agreement. The Fund may also repurchase Units in the event that a Limited Partner claims financial hardship.

Comparison of Transfer Restrictions	Kiewit Stock is not listed or traded on any securities exchange or other securities market, and there is no secondary market for Kiewit Stock. Kiewit’s restated certificate of incorporation generally prohibits transfers of Kiewit Stock except back to Kiewit or to a permitted transferee, with the prior consent of Kiewit’s board of directors. If a Kiewit Stockholder attempts to transfer Kiewit Stock to someone other than a permitted transferee, the transfer will not be permitted and will be void. Holders of Kiewit Stock are permitted to pledge the Kiewit Stock for loans in connection with the ownership of Kiewit Stock.

Units are not, and will not be, listed or traded on any securities exchange or other securities market, and no secondary market will develop for the Units. The Units are subject to substantial transfer restrictions and may only be transferred to a limited category of persons or entities allowed to be transferees of Units pursuant to the ESC Order in certain minimum amounts and during certain specified periods. If a Limited Partner attempts to transfer Units to someone other than a permitted transferee, and other than in such specified amounts or during such specified time periods, the transfer will not be permitted and will be void. Limited Partners are not permitted to pledge Units for loans in connection with the ownership of Units or for any other purpose.

Comparison of Voting Rights	The holders of Kiewit Stock are entitled to one vote per share of such Kiewit Stock, with respect to all matters on which holders of Kiewit Stock are entitled to vote. Generally, matters requiring the vote of Kiewit Stock are approved by the affirmative vote of the holders of a majority of the votes that may be cast by holders of the outstanding shares of Kiewit Stock, except for other matters specified in Kiewit’s restated certificate of incorporation or bylaws, some of which matters require a supermajority vote of at least 80% of the combined voting power of all outstanding shares of Kiewit Stock.

Each Limited Partner will have the right to cast a number of votes based on the Limited Partner’s Units (or fraction thereof) at any meeting of Limited Partners called by the Board. The voting rights of Limited Partners are specifically limited to certain matters. Limited Partners will be entitled to vote on any matter on which stockholders of a registered investment company organized as a corporation would be entitled to vote, except as otherwise provided by the ESC Order, to the extent that voting by security holders is required by the 1940 Act. These matters include any change in the fundamental investment policies of the Fund, certain material amendments to the Partnership Agreement or a change in the status of the Fund from diversified to non-diversified, but do not include (among other things) the right to vote to approve new investment advisory agreements or material changes to the existing investment advisory agreement.

Dividend Policy of Kiewit and Distribution Policy of the Fund	Kiewit currently intends to continue its dividend policy of paying a regular cash dividend on Kiewit Stock based upon a percentage of the prior year’s earnings from operations, with any special cash dividends to be based on earnings from unusual or non-recurring events. Following completion of the exchange offer and assuming Kiewit’s earnings from operations remains the same, the per share dividend on Kiewit Stock is currently anticipated to increase because there will be fewer shares of Kiewit Stock outstanding.

Unlike many registered mutual funds, the Fund will be treated as a partnership for federal income tax purposes, and will therefore not be required to distribute substantially all of its net income or gains, if any, to Limited Partners. The Fund does not intend to make annual or periodic distributions of all of its net income or gains, if any, to Limited Partners. Although the Fund intends to make annual distributions to Limited Partners for the payment of all or a portion of a Limited Partner’s income tax liabilities, the amount and times of any distribution will be determined in the sole discretion of the Board. In addition, the Board may determine not to pay, or cease paying, such distributions.

Summary of Fund Expenses

      The purpose of the following table is to help you understand the fees and expenses that Kiewit Stockholders who validly tender shares of Kiewit Stock in exchange for Units in the exchange offer would bear indirectly in the Fund as Limited Partners. This table assumes Fund total initial assets of $           million, and shows Fund expenses as a percentage of net assets attributable to Units. This table is only an estimate and should not be considered a representation of actual expenses the Fund will incur. Actual expenses may be greater or less than those shown below.

Annual Expenses

Advisory fees	%(1)
Other expenses(2)	%
Total annual expenses	%

(1)	Estimated based on the expected initial allocation of the Fund’s assets to sub-advisers and portfolio funds, but does not include estimated performance fees or allocations charged by private investment funds commonly known as hedge funds, which are referred to as “alternative asset portfolio funds”. Advisory fees charged by the Adviser with respect to a portion of the Fund’s assets depend on the asset class such assets are invested in and range from 0.125% to 0.55% on an annual basis. Similarly, advisory fees charged by sub-advisers with respect to the portion of the Fund’s assets depend on the asset class such assets are invested in and range from 0.10% to 2.50% on an annual basis.

(2)	“Other expenses” are based on estimated amounts for the 12 month period ending , 200 , and include, among other things, administration fees, legal fees, the independent auditor’s fees, printing costs and fees payable to the members of the Board, but do not include organizational and offering expenses of the Fund incurred in the initial offering of the Fund’s shares which, if included, would result in a higher percentage. Kiewit will bear all costs associated with the Fund’s organization and the initial offering of Units in the exchange offer.

      Example(3)

	Year 1	Year 3	Year 5	Year 10

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:	$	$	$	$

      (3) For a more complete description of the various costs and expenses, see “Fund Expenses” in the Fund’s prospectus, a copy of which is attached to this offer to exchange/prospectus as Appendix A. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

RISK FACTORS

      In considering whether to participate in the exchange offer, you should consider carefully all of the information set forth or incorporated in this offer to exchange/prospectus and, in particular, the following risk factors related to the exchange offer. In addition, for a discussion of additional uncertainties associated with forward-looking statements in this offer to exchange/prospectus, see “Forward-Looking Statements May Prove Inaccurate” on page 19.

      As a result of the limited liquidity of Units, and the Fund’s investment program, including its intention to utilize a variety of investment strategies and invest in a diversified portfolio of investments (including alternative asset portfolio funds), an investment in the Fund is subject to a number of risks and your investment could lose value. For a detailed discussion of the risks related to an investment in the Fund, see “Risk Factors” in the Fund’s prospectus, a copy of which is attached to this offer to exchange/prospectus as Appendix A and the Statement of Additional Information.

Tendering shares of Kiewit Stock in the exchange offer will have tax consequences to Kiewit Stockholders.

      The receipt of Units and/or cash in the exchange offer will be a taxable transaction for U.S. and Canadian federal income tax purposes, and may also be a taxable transaction under state, provincial, local or other tax laws. For U.S. federal income tax purposes, Kiewit expects to report the proceeds received in exchange for shares of Kiewit Stock in the exchange offer as dividends paid to shareholders, and not as giving rise to capital gain or loss. However, in general, for Canadian federal tax purposes, each Canadian holder of Kiewit Stock will recognize gain or loss equal to the difference between (1) the sum of the fair market value at the closing of the Units or $32.00 in cash that the Kiewit Stockholder receives in the exchange offer (translated into Canadian dollars) and (2) the adjusted cost base of the shares of the Kiewit Stock tendered by such Kiewit Stockholder in the exchange offer.

      The Fund does not currently intend to make a distribution to Limited Partners to satisfy their income tax obligations arising as a result of the receipt of Units and cash in the exchange offer. In determining what portion of your shares of Kiewit Stock to tender for Units, you should carefully consider your anticipated U.S. federal tax obligations (including regular and alternative minimum tax, estimated tax, and the U.S. income tax withholding on Canadian stockholders), as well as state, local and foreign tax obligations with respect to the receipt of Units, and your need for cash to satisfy those obligations.

      The receipt of cash on redemption of shares of Kiewit Stock from Kiewit Stockholders who do not participate in the exchange offer up to the maximum specified percentage will be taxable in the same manner as the exchange offer.

Unlike Kiewit, the Fund will be an investment vehicle rather than an operating company and has no operating history.

      Kiewit, together with its subsidiaries, is one of the largest construction contractors in North America. Kiewit is an operating company and its revenues and earnings are based on the results of its operations. Kiewit was incorporated in Delaware in 1997 to continue a construction business founded in Omaha, Nebraska in 1884 and thus has a substantial operating history.

      The Fund will be an investment vehicle and its earnings will be based on the returns of its investments. The Fund is a newly formed entity that does not have any operating history that investors can use to evaluate the Fund’s investment performance. In addition, the Fund has few fundamental investment restrictions and intends to invest in a diversified portfolio of securities.

The net asset value of the Units will be calculated in a different manner than the formula value of Kiewit Stock.

      In accordance with Kiewit’s restated certificate of incorporation, Kiewit purchases and sells shares of Kiewit Stock at a formula value based upon its adjusted book value. The adjusted book value is determined by reducing Kiewit’s stockholders’ equity by any outstanding preferred stock and the book value of Kiewit’s property, plant and equipment used in construction operations. This value is then increased by the principal amount of any outstanding convertible debentures and divided by the number of fully diluted shares of Kiewit Stock to determine the formula value per share. The formula value per share is reduced from time to time to reflect the amount of declared dividends per share.

      The Fund will repurchase and sell Units at “net asset value.” The Fund’s net asset value is the value of the Fund’s total assets less its liabilities. In computing net asset value, securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined by in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value.

Limited Partners will not have the same rights to participate in the governance of the Fund that Kiewit Stockholders have with respect to Kiewit.

      The voting rights of Limited Partners are specifically limited to certain matters. Limited Partners will be entitled to vote on any matter on which stockholders of a registered investment company organized as a corporation would be entitled to vote, except as otherwise provided by the ESC Order, to the extent that voting by security holders is required by the 1940 Act. These matters include any change in the fundamental investment policies of the Fund, certain material amendments to the Partnership Agreement or a change in the status of the Fund from diversified to non-diversified, but do not include (among other things) the right to approve new investment advisory agreements or material changes to the existing investment advisory agreement.

      Unlike Kiewit’s directors, the directors of the Fund will not be elected annually, but only when required under the 1940 Act. Fund directors were initially appointed by Kiewit. Generally, Fund directors will remain in office until they are removed, resign or become incapacitated. Vacancies on the Board may be filled by the directors remaining in office, without a vote of the Limited Partners, if after the new directors take office at least two-thirds of the Board has been elected by the Limited Partners. If the number of directors elected by the Limited Partners decreases to less than half the Board, the Fund must hold a meeting of the Limited Partners for the purpose of electing directors within sixty days. By investing in the Fund, a Kiewit Stockholder who receives Units in the exchange offer shall be deemed to have voted for the election of each of the initial directors.

      Limited Partners will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

Participating in the exchange offer will reduce the collateral securing loans used to finance the purchase of Kiewit Stock.

      Kiewit understands that most Kiewit Stockholders finance the purchase of their shares of Kiewit Stock. Limited Partners are not permitted to pledge Units for loans in connection with the ownership of Units or for any other purpose. In addition, several of the primary lenders to Kiewit Stockholders have indicated that, for lending purposes, they would not otherwise accept Units as collateral. Therefore, to the extent that a Kiewit Stockholder elects to receive Units in the exchange offer, the value of the collateral securing such Kiewit Stockholder’s stock loan will be reduced by the formula price of the shares of Kiewit Stock tendered in the exchange offer. Kiewit is in the process of negotiating the terms of a guaranty arrangement with the primary lenders to Kiewit Stockholders (other than officers and directors of Kiewit) that would cover the collateral shortfall caused by a Kiewit Stockholder’s participation in the exchange offer. However, there is no assurance that this guaranty arrangement will be in place at the time the exchange offer is completed. Furthermore, such guaranty arrangement, if implemented, will not apply to Kiewit Stockholders who are officers or directors of Kiewit or to Kiewit Stockholders whose shares of Kiewit Stock are redeemed by Kiewit rather than exchanged in the exchange offer. Consequently, a Kiewit Stockholder who participates in the exchange offer may be required to either provide alternative collateral to secure the Kiewit Stockholder’s stock loan or pay down a portion of such stock loan. Kiewit Stockholders should contact their individual lenders to determine the impact of participation in the exchange offer on their particular stock loan.

Limited Partners will not have the same rights to cause the Fund to redeem their Units that Kiewit Stockholders have with respect to Kiewit Stock.

      A holder of Kiewit Stock may offer to sell all or part of such holder’s shares of Kiewit Stock to Kiewit during the first 15 days of each month at the then-applicable formula price and, subject to certain exceptions, Kiewit must accept each such offer. Limited Partners do not have the right to cause the Fund to redeem their Units or to withdraw their capital from the Fund. Therefore, an investment in the Fund has less potential liquidity than an investment in Kiewit.

Limited Partners will be required to make tax payments and will have tax filing obligations with respect to the ownership of Units.

      Unlike Kiewit, the Fund will be treated as a partnership for U.S. and Canadian federal income tax purposes, and generally will not be subject to entity level income tax. Instead, each Limited Partner will generally be required to take into account such Limited Partner’s allocable share of the Fund’s items of income, gain, loss, deduction and credit in computing such Limited Partner’s income tax liability. Thus, the income reportable on a Limited Partner’s personal income tax return will include not only the income attributable to the Limited Partner’s personal items, but also income attributable to the Limited Partner’s allocable share of items of Fund income.

      Although the Fund intends to make annual distributions to Limited Partners for the payment of all or a portion of a Limited Partner’s income tax liabilities, the amount and times of any distribution will be determined in the sole discretion of the Board and may not be sufficient to enable a Limited Partner to satisfy such Limited Partner’s tax liabilities with respect to such Limited Partner’s share of the Fund’s income. In addition, the Board may determine not to pay, or cease paying, such distributions. Whether or not distributions are made, Limited Partners will be required each year to pay applicable income taxes on their share of Fund income. As a result, there may be situations in which a Limited Partner will be required to pay a substantial amount of tax in excess of the amount of cash that the Limited Partner has received from the Fund. Because the Fund currently intends to make distributions no more frequently than once each year, the timing of distributions will not correspond to the due dates of estimated tax payments in the U.S. or Canada.

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

      The Fund and Kiewit have made forward-looking statements in this offer to exchange/prospectus that are subject to risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of operations of the Fund and/or Kiewit. Also, when we use words such as “believes,” “expects,” “anticipates” or similar expressions, we are making forward-looking statements. You should note that many factors, some of which are discussed elsewhere in this offer to exchange/prospectus, could affect the future financial results of the Fund and/or Kiewit and could cause those results to differ materially from those expressed in the forward-looking statements contained in this offer to exchange/prospectus.

THE EXCHANGE OFFER

Background and Purpose

      The board of directors and management of Kiewit have determined that the formation and operation of the Fund is in the best interests of Kiewit and Kiewit Stockholders. In reaching this conclusion, Kiewit’s board of directors and management considered the factors discussed below.

      Kiewit is one of the largest construction contractors in North America. Kiewit’s restated certificate of incorporation restricts ownership of Kiewit Stock to directors of Kiewit, employees of Kiewit and its subsidiaries, employees of KCP, Inc., a former affiliate of Kiewit, and its subsidiaries and, with prior approval of the board of directors of Kiewit, certain authorized transferees of such employees (i.e., fiduciaries for the benefit of members of the immediate families of employees, corporations wholly owned by employees or employees and their spouses and/or children, fiduciaries for the benefit of such corporations, charities, and fiduciaries for charities designated by any such persons). Kiewit’s policy of employee ownership originated as a way of attracting and motivating top-quality employees.

      Kiewit has determined that it would be in the best interests of Kiewit Stockholders to use a portion of the cash generated by its operations to form the Fund and offer to Kiewit Stockholders the opportunity to participate, initially on a basis proportionate to their ownership in Kiewit, in the Fund. In the exchange offer, Kiewit Stockholders are being offered the opportunity to diversify their investment in Kiewit with a professionally managed and diversified fund that will offer such Employees access to types of investments and professional investment management that otherwise would not be available to them on an individual basis. In addition, Kiewit believes that Kiewit Stockholders would not be able to find a similarly managed publicly offered product. Finally, Kiewit believes that the Fund will have reasonable expense levels, in part, as a result of the absence of a fund sponsor or general partner who is compensated for selecting the underlying institutional advisers.

      Kiewit is conducting the exchange offer in order to provide Kiewit Stockholders with a mechanism to participate in the Fund by exchanging a portion of their Kiewit Stock for Units. Kiewit Stockholders participating in the exchange offer may require cash to either pay their respective tax liabilities resulting from the exchange offer or to pay down some portion of their stock loan balance. Kiewit Stockholders should consider their respective tax liabilities and stock loan balances when determining the appropriate mix of cash and Units to receive in exchange for their validly tendered shares of Kiewit Stock.

Terms of the Exchange Offer

      In the exchange offer, Kiewit is offering each Kiewit Stockholder the opportunity to exchange up to                     % of such holder’s shares of Kiewit Stock. For each share of Kiewit Stock validly tendered, Kiewit Stockholders will have the right to receive, at their election, either:

•	0.00128 of a Unit (the net asset value of this fractional Unit will be equal to $32.00, the formula price of a share of Kiewit Stock); or

•	$32.00 (the formula price of a share of Kiewit Stock), in cash.

Although Kiewit Stockholders may only elect to receive either cash or Units for each share of Kiewit Stock validly tendered in the exchange offer, Kiewit Stockholders may elect to receive any mix of cash and Units in the aggregate in exchange for all of their validly tendered shares of Kiewit Stock.

      The exchange offer and withdrawal rights will expire at 11:59 p.m., Omaha time on                     , 2004, unless extended.

      This offer to exchange/prospectus and the related letter of transmittal are being sent to persons who were holders of record of Kiewit Stock at the close of business on                     , 2004. As of that date, there were                      shares of Kiewit Stock outstanding, held by                     Kiewit Stockholders.

Formula Price; Net Asset Value

      The formula price of Kiewit Stock is the per share price at which Kiewit buys and sells shares of Kiewit Stock and is based on the adjusted book value of Kiewit at the end of the previous year less the amount of declared dividends during the current year. The formula price of Kiewit Stock on                     , 2004, was $32.00 per share and will not change prior to the closing of the exchange offer.

      The Fund’s net asset value is the value of the Fund’s total assets less its liabilities. In computing net asset value, securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined by in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value.

Determining to Participate in the Exchange Offer

      Whether you should participate in the exchange offer depends on whether you would prefer to (i) exchange up to                     % of your shares of Kiewit Stock for Units and/or cash in the exchange offer or (ii) have Kiewit redeem such shares of Kiewit Stock from you at the formula price for cash following consummation of the exchange offer.

      You should consider all of the factors described under “Risk Factors” starting at page 16. Neither Kiewit, the Fund nor any of their respective officers or directors make any recommendation as to whether you should tender any of your shares of Kiewit Stock in the exchange offer or, if you do, whether you should elect to receive Units, cash or a combination of both in exchange for your tendered shares. You must make your own decision as to whether to tender your shares of Kiewit Stock in exchange for Units or cash after reading this document and consulting with your advisors based on your own financial position and requirements.

      In determining what portion of your shares of Kiewit Stock to tender for Units, you should carefully consider your anticipated U.S. federal tax obligations (including regular and alternative minimum tax, estimated tax, and the U.S. income tax withholding on Canadian holders of Kiewit Stock), as well as state, local and foreign tax obligations with respect to the receipt of Units, and any requirement to reduce the principal of your stock loan, and your need for cash to satisfy those obligations.

      Members of senior management of Kiewit are expected to participate fully in the exchange offer and are expected to tender the maximum specified percentage of shares of Kiewit Stock in the exchange offer in exchange for a mix of Units and cash.

      Pursuant to the terms of Kiewit’s restated certificate of incorporation, Kiewit has the option, at any time, to repurchase shares of Kiewit Stock from any Kiewit Stockholder for cash at the then-applicable formula price upon a determination by Kiewit’s board of directors that the amount of Kiewit Stock held by such Kiewit Stockholder is excessive in view of Kiewit’s policy that the level of an employee’s stock ownership should reflect a wide range of factors. These factors include the employee’s effort and relative contribution to Kiewit’s economic performance, the employee’s level of responsibility, the potential displayed by the employee, the employee’s length of service, and the amount of Kiewit Stock already owned by the employee.

      To the extent that you do not participate in the exchange offer up to the maximum specified percentage, Kiewit believes that your proportionate ownership of Kiewit Stock following the consummation of the exchange offer would be excessive in view of Kiewit’s policy and such factors. Therefore, Kiewit’s board of directors has indicated that Kiewit will, pursuant to the restated certificate of incorporation, redeem for cash from any Kiewit Stockholder who does not participate in the exchange offer up to the maximum specified percentage, the number of shares of Kiewit Stock sufficient to reduce that Kiewit Stockholder’s ownership percentage of Kiewit Stock to what it would have been had such Kiewit Stockholder participated in the exchange offer up to the maximum specified percentage. Kiewit will effect such redemption immediately subsequent to the closing of the exchange offer. The redemption price per share will equal $32.00, the formula price of a share of Kiewit Stock on the date immediately subsequent to the closing date of the exchange offer and will be payable in cash. This offer to exchange/ prospectus constitutes notice, pursuant to Kiewit’s restated certificate of incorporation and the separate stock repurchase agreements between Kiewit and each Kiewit Stockholder, of Kiewit’s exercise of its option to redeem such shares of Kiewit Stock. Any holder of Kiewit Stock whose shares are redeemed will be required to deliver the share certificates for such shares to Kiewit no later than                     , 2004.

Exchange of Shares of Kiewit Stock

      If all of the conditions to the exchange offer are met, Kiewit will accept for exchange or payment, promptly after the expiration date, up to                     % of each Kiewit Stockholder’s shares of Kiewit Stock that have been validly tendered and not properly withdrawn or deemed withdrawn prior to the expiration date, except as described in “— Extension of Tender Period; Termination; Amendment” on page 24. Kiewit will accept for exchange or payment up to an aggregate of                      shares (                    % of the total outstanding shares of Kiewit Stock).

      Kiewit will not purchase or exchange more than                     % of the shares of Kiewit Stock owned by any Kiewit Stockholder of record. Kiewit will not accept for exchange any shares of Kiewit Stock tendered by a Kiewit Stockholder in excess of the maximum specified percentage. Kiewit may, subject to the rules under the Securities Act of 1933, delay accepting or exchanging any shares of Kiewit Stock in order to comply in whole or in part with any applicable law. For a description of Kiewit’s right to delay, terminate or amend the exchange offer, see “— Extension of Tender Period; Termination; Amendment” on page 24.

      Holders who tender their shares of Kiewit Stock will generally not be obligated to pay any transfer tax in connection with the exchange offer. However, if the payment of any stock transfer taxes is required, tendering Kiewit Stockholders will be responsible for the payment of those taxes. Kiewit will not pay interest under the exchange offer, regardless of any delay in making the exchange or crediting or delivering shares. While dividends distributed by Kiewit to Canadian holders of Kiewit Stock generally are subject to a 30% U.S. withholding tax, such tax should be reduced to 15% in the case of a Canadian holder of Kiewit Stock entitled to the benefits of the U.S.-Canada income tax treaty. If a Canadian holder of Kiewit Stock does not elect sufficient cash in the exchange offer to cover the U.S. withholding, such holder will be required to immediately reimburse Kiewit for such shortfall.

Use of Proceeds

      Neither Kiewit nor the Fund will receive any proceeds from Kiewit Stockholders in connection with the issuance of Units in the exchange offer. Immediately prior to the closing of the exchange offer, Kiewit will contribute cash to the Fund in exchange for Units. The amount of cash that Kiewit will contribute will be equal to the aggregate formula price of the shares of Kiewit Stock validly tendered in exchange for Units in the exchange offer. Following completion of the exchange offer, the Fund intends to invest the cash contributed by Kiewit in accordance with the Fund’s investment objective as soon as practicable after the completion of the exchange offer. Based on current market conditions, the Board expects the Fund will be fully invested in accordance with its investment program within twelve months.

      Kiewit will cancel all shares of Kiewit Stock accepted for exchange.

Procedures for Tendering Shares of Kiewit Stock

      To tender shares of Kiewit Stock, you must send to Kiewit, in the enclosed envelope, by registered mail, return receipt requested, the following documents to be received by Kiewit before the expiration date for the exchange offer:

•	a completed and executed letter of transmittal indicating (i) the number of shares of Kiewit Stock to be tendered for exchange for Units and (ii) the number of shares of Kiewit Stock to be tendered for exchange for cash, which together may not total more than % of the aggregate number of shares of Kiewit Stock owned by you, and any other documents required by the letter of transmittal;

•	the actual certificates representing the shares of Kiewit Stock; and

•	if you are tendering any of your shares of Kiewit Stock in exchange for Units, the executed signature page to the Partnership Agreement.

Kiewit’s address is listed on the front cover of this document.

      If Kiewit Stock has been pledged to a lender, the registered holder of the pledged Kiewit Stock must make appropriate arrangements with the lender for the valid tender of the certificates representing the pledged Kiewit Stock. If, however, the lender is U.S. Bank, N.A., Kiewit will arrange directly with the bank for the delivery of the pledged certificates to Kiewit. Persons who have pledged Kiewit Stock to a lender and who are considering participation in the exchange offer should consult with the lender as to the effect of the exchange offer on their loan arrangements.

      If less than all of the shares of Kiewit Stock which are evidenced by any share certificate are tendered, a new certificate for the remainder of the shares of Kiewit Stock which were evidenced by the old certificate will be sent to you (or your lender, as applicable) as soon as practicable after the consummation of the exchange offer.

Lost or Destroyed Certificates

      If any certificate representing shares of Kiewit Stock has been mutilated, destroyed, lost or stolen, the Stockholder must:

•	furnish to Kiewit evidence, satisfactory to it in its discretion, of the ownership of and the destruction, loss or theft of the certificate;

•	furnish to Kiewit indemnity, satisfactory to it in its discretion; and

•	comply with any other reasonable regulations Kiewit may prescribe.

Tenders in Excess of the Maximum Specified Percentage

      If you return an executed letter of transmittal indicating that you have tendered in excess of the maximum specified percentage of your shares of Kiewit Stock, Kiewit will accept for exchange only the maximum specified percentage of shares. To the extent that you do not indicate the form of consideration you elect to receive in exchange for the shares of Kiewit Stock you tender, Kiewit will treat your tender as an election to receive Units in exchange for all of your validly tendered shares of Kiewit Stock.

Kiewit’s Interpretations Are Binding

      Kiewit will determine at its own discretion all questions as to the form of documents, including notices of withdrawal, and the validity, form, eligibility, including time of receipt, and acceptance for exchange of any tender of shares of Kiewit Stock. This determination will be final and binding on all tendering Kiewit

Stockholders. However, a tendering Kiewit Stockholder who disagrees with an interpretation by Kiewit may seek recourse under state law, to the extent that any such recourse is available. Kiewit reserves the right to:

•	reject any and all tenders of any shares of Kiewit Stock not properly tendered;

•	waive any defects or irregularities in the tender of shares of Kiewit Stock or any conditions of the exchange offer either before or after the expiration date; and

•	request any additional information from any Kiewit Stockholder that Kiewit deems necessary.

      Neither Kiewit nor the Fund will be under any duty to notify tendering Kiewit Stockholders of any defect or irregularity in tenders or notices of withdrawal.

Withdrawal Rights

      You may withdraw tenders of shares of Kiewit Stock at any time prior to the expiration date and, unless Kiewit has accepted your tender as provided in this document, after the expiration of 40 business days from the commencement of the exchange offer. If Kiewit:

•	delays its acceptance of shares of Kiewit Stock tendered for exchange;

•	extends the exchange offer; or

•	is unable to accept shares of Kiewit Stock tendered for exchange under the exchange offer for any reason,

then, without prejudice to Kiewit’s rights under the exchange offer, Kiewit may retain shares of Kiewit Stock tendered, and those shares of Kiewit Stock may not be withdrawn except as provided in the immediately preceding sentence, subject to provisions under the Securities Exchange Act of 1934, as amended, that provide that an issuer making a exchange offer shall either pay the consideration offered or return tendered securities promptly after the termination or withdrawal of the exchange offer.

      For a withdrawal to be effective, a written notice of withdrawal must be received by Kiewit at its address set forth on the back cover of this document. The notice of withdrawal must:

•	specify the name of the person having tendered the shares of Kiewit Stock to be withdrawn; and

•	identify the number of shares of Kiewit Stock to be withdrawn.

      If certificates for the shares of Kiewit Stock have been delivered or otherwise identified to Kiewit, then, before the release of such certificates, the withdrawing holder must also submit the serial numbers of the particular certificates to be withdrawn, and a signed notice of withdrawal with signatures guaranteed by an eligible institution, unless the holder is an eligible institution.

      Any shares of Kiewit Stock withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Properly withdrawn shares may be retendered by following one of the procedures described under “— Procedures for Tendering Shares of Kiewit Stock” above at any time on or before the expiration date.

      Except as otherwise provided above, any tender of shares of Kiewit Stock made under the exchange offer is irrevocable.

Extension of Tender Period; Termination; Amendment

      Kiewit expressly reserves the right, in its discretion, for any reason, including the non-satisfaction of the conditions for completion set forth below, to extend the period of time during which the exchange offer is open or to amend the exchange offer in any respect.

      If Kiewit materially changes the terms of or information concerning the exchange offer, Kiewit will extend the exchange offer. The SEC has stated that, as a general rule, it believes that an offer should remain open for a minimum of five business days from the date that notice of a material change is first given. The actual length of time will depend on the particular facts and circumstances. Subject to the preceding paragraph, the exchange offer will be extended so that it remains open for a minimum of ten business days following the announcement of (i) a change in the number of Kiewit shares eligible for exchange or (ii) a change in the number of Units or amount of cash Kiewit Stockholders will receive in exchange for each share of Kiewit Stock validly tendered.

      If the conditions indicated in the next section have not been met, Kiewit reserves the right, in its sole discretion, so long as shares of Kiewit Stock have not been accepted for exchange, to delay acceptance for exchange of or exchange for any shares of Kiewit Stock or to terminate the exchange offer and not accept for exchange any shares of Kiewit Stock. Kiewit also expressly reserves the right, at any time or from time to time, whether or not the conditions to the exchange offer have been satisfied, (1) to extend the expiration date or (2) if Kiewit’s board of directors determines for any reason that such action would be in the best interest of Kiewit and Kiewit Stockholders, to terminate or modify the exchange offer in any respect, by giving written notice of such extension, termination or modification to Kiewit Stockholders.

      If Kiewit extends the exchange offer, is delayed in accepting any shares of Kiewit Stock or is unable to accept for exchange any shares of Kiewit Stock under the exchange offer for any reason, then, without affecting Kiewit’s rights under the exchange offer, it may retain all shares of Kiewit Stock tendered. These shares of Kiewit Stock may not be withdrawn except as provided in “— Withdrawal Rights” above. Kiewit’s reservation of the right to delay acceptance of any shares of Kiewit Stock is subject to applicable law, which requires that Kiewit pay the consideration offered or return the shares of Kiewit Stock deposited promptly after the termination or withdrawal of the exchange offer.

      Kiewit will issue a press release or other public announcement no later than 9:00 a.m., Omaha time, on the next business day following any extension, amendment, non-acceptance or termination of the previously scheduled expiration date.

Conditions to the Exchange Offer

      The exchange offer is subject to various conditions. Kiewit expressly reserves the right to abandon the exchange offer and not accept for exchange any shares of Kiewit Stock if any of the following events have occurred prior to the time Kiewit accepts shares for exchange:

•	If less than an aggregate of 4,687,500 shares of Kiewit Stock (approximately 15% of the outstanding shares) are tendered in exchange for Units;

•	If Kiewit’s board of directors reasonably determines that any material change in the business, financial condition, results of operations or prospects of Kiewit or the Fund has occurred, and that, as a result, completion of the exchange offer would no longer be in the best interest of Kiewit and its Stockholders. Kiewit also expressly reserves the right to abandon making any capital contribution to the Fund;

•	There shall have been instituted or threatened or be pending any action or proceeding before or by any court or governmental, regulatory or administrative agency or instrumentality, or by any other person, that challenges the making of or the consummation of the transactions contemplated by the exchange offer, or that has, or its reasonably likely to have, in the judgment of Kiewit’s board of directors, a material adverse effect on the business, operations, properties, condition (financial or otherwise), assets, liabilities or prospects of Kiewit and its subsidiaries taken as a whole;

•	Any order, statute, rule, regulation, executive order, stay, decree, judgment or injunction shall have been proposed, enacted, entered, issued, promulgated, enforced or deemed applicable by any court or governmental, regulatory or administrative agency or instrumentality that, in the judgment of Kiewit’s board of directors, would or might prohibit, prevent, restrict or delay consummation of the exchange offer, or is reasonably likely to have, in the judgment of Kiewit’s board of directors, a material adverse effect on the business, operations, properties, condition (financial or otherwise), assets, liabilities or prospects of Kiewit and its subsidiaries taken as a whole;

•	There shall have occurred or be likely to occur any event that, in the judgment of Kiewit’s board of directors, would or might prohibit, prevent, restrict or delay consummation of the exchange offer, or is reasonably likely to materially impair the contemplated benefits of the exchange offer, or otherwise make the consummation of the exchange offer not, or not reasonably likely to be, in the best interests of Kiewit and its subsidiaries taken as a whole; or

•	There shall have occurred a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States; any limitation, whether or not mandatory, by any government or governmental, administrative or regulatory authority or agency, domestic or foreign, on, or other event that, in the judgment of Kiewit’s board of directors might affect, the extension of credit by banks or other lending institutions in the United States; a commencement of a war or armed hostilities or other national or international calamity directly or indirectly involving the United States; or a material acceleration or worsening of any of these events that exists on the date of this exchange offer.

      If Kiewit abandons the exchange offer, it will return all tendered shares of Kiewit Stock to the tendering Kiewit Stockholders or appropriate lending entity, as applicable, promptly after the abandonment of the exchange offer.

No Appraisal Rights

      Because the exchange offer is not a merger or consolidation giving rise to appraisal rights under Section 262 of the Delaware General Corporation Law, no appraisal rights are available to Kiewit Stockholders in connection with this transaction.

Regulatory Approvals

      Kiewit and the Fund do not believe that any material federal or state regulatory approvals will be necessary to consummate the exchange offer.

Capital Contributions to the Fund

      Immediately prior to the closing of the exchange offer, Kiewit will contribute to the Fund cash in an amount equal to the aggregate formula price of the shares of Kiewit Stock that were validly tendered in exchange for Units and not withdrawn.

Accounting Treatment

      Kiewit’s cash and cash equivalents and redeemable common stock will be reduced by the aggregate formula price of all shares of Kiewit Stock that are validly tendered in the exchange offer. Such amounts will also be reduced by the aggregate formula price of any shares of Kiewit Stock that are subsequently redeemed by Kiewit from Kiewit Stockholders who do not participate in the exchange offer up to the maximum specified percentage. The Fund will not be consolidated in the financial statements of Kiewit once the exchange offer is complete.

OWNERSHIP OF KIEWIT STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

      The table below shows information about the ownership of Kiewit Stock as of September 29, 2004, by Kiewit’s directors, chief executive officer and next four highest paid executive officers. The table also shows the ownership of Kiewit Stock by all of the directors and executive officers of Kiewit as a group as of such date.

Name	Number of Shares Beneficially Owned		Percent of Shares

Kenneth E. Stinson(1)	2,880,492	(3)	9.2%
Richard W. Colf(2)	1,725,960		5.5%
Bruce E. Grewcock	1,418,804	(4)	4.5%
Allan K. Kirkwood	1,275,604		4.1%
Steven Hansen	818,300	(5)	2.6%
Douglas E. Patterson	786,369	(6)	2.5%
R. Michael Phelps	497,520	(7)	1.6%
Scott L. Cassels	353,522	(8)	1.1%
Walter Scott, Jr.	100,000		*
Mogens C. Bay	18,100		*
Richard Geary	10,000		*
George B. Toll, Jr.	10,000		*
Michael R. McCarthy	9,100		*
William L. Grewcock	8,192		*
Directors and executive officers as a group (24 individuals)	10,901,254		34.7%

*	Less than 1%.

(1)	Mr. Stinson’s address is c/o Kiewit Plaza, Omaha, Nebraska 68131.

(2)	Mr. Colf’s address is c/o 2200 Columbia House Blvd., Vancouver, Washington 98661.

(3)	Includes 2,572,704 shares of Kiewit Stock held in trusts, for which Mr. Stinson is the trustee with sole voting and investment powers.

(4)	Includes 881,678 shares of Kiewit Stock held in trusts, for which Mr. Grewcock is the trustee with sole voting and investment powers. Also includes 25,560 shares of Kiewit Stock issuable upon conversion of Kiewit’s series 1999A convertible debentures.

(5)	Includes 12,780 shares of Kiewit Stock issuable upon conversion of Kiewit’s series 1999A convertible debentures.

(6)	Includes 9,585 shares of Kiewit Stock issuable upon conversion of Kiewit’s series 1999A convertible debentures.

(7)	Includes 12,780 shares of Kiewit Stock issuable upon conversion of Kiewit’s series 1999A convertible debentures.

(8)	Includes 6,390 shares of Kiewit Stock issuable upon conversion of Kiewit’s series 1999A convertible debentures.

      A table setting forth all purchases and sales of Kiewit Stock by the directors and executive officers of Kiewit during the past 60 days is attached to this offer to exchange/prospectus as Schedule I.

VOTING INFORMATION

No Proxies Being Solicited

      We are not asking you for a proxy and you are requested not to send us a proxy.

Security Ownership

      The following table shows information about (i) the ownership of Kiewit Stock as of September 29, 2004 by each person who beneficially owned more than five percent of the outstanding Kiewit Stock as of such date and (ii) the ownership of Units following the consummation of the exchange offer by each person who will beneficially own more than five percent of the outstanding Units, assuming that (a) an aggregate of 9,375,000 shares of Kiewit Stock (     % of the outstanding shares of Kiewit Stock and      % of the maximum specified percentage) are tendered in exchange for an aggregate of 12,000 Units in the exchange offer and (b) an aggregate of 6,250,000 shares of Kiewit Stock (     % of the outstanding shares of Kiewit Stock and      % of the maximum specified percentage) are tendered in exchange for an aggregate of 8,000 Units.

			Number of
	Number of Shares of		Units
	Kiewit Stock	Percent of Shares	Beneficially	Percent of
Name	Beneficially Owned	of Kiewit Stock	Owned	Units

			(a) (b)	(a)	(b)
Kenneth E. Stinson(1)	2,880,492 (3)	9.2%		%	%
Richard W. Colf(2)	1,725,960	5.5%		%	%

(1)	Mr. Stinson’s address is c/o Kiewit Plaza, Omaha, Nebraska 68131.

(2)	Mr. Colf’s address is c/o 2200 Columbia House Blvd., Vancouver, Washington 98661.

(3)	Includes 2,572,704 shares of Kiewit Stock held in trusts, for which Mr. Stinson is the trustee with sole voting and investment powers.

(a)	Assumes that an aggregate of 9,375,000 shares of Kiewit Stock ( % of the outstanding shares of Kiewit Stock and % of the maximum specified percentage) are tendered in exchange for an aggregate of 12,000 Units in the exchange offer.

(b)	Assumes that an aggregate of 6,250,000 shares of Kiewit Stock ( % of the outstanding shares of Kiewit Stock and % of the maximum specified percentage) are tendered in exchange for an aggregate of 8,000 Units.

      Prior to the exchange offer, a wholly owned subsidiary of Kiewit is the sole Limited Partner of the Fund and owns all of the outstanding Units and the General Partner, another wholly owned subsidiary of Kiewit, is the sole general partner of the Fund. Following the consummation of the exchange offer, the General Partner will continue to be the sole general partner of the Fund and will hold one Unit. Neither Kiewit nor any of its subsidiaries other than the General Partner will hold any Units after the closing of the exchange offer.

      Following consummation of the exchange offer, (a) assuming that an aggregate of 9,375,000 shares of Kiewit Stock are tendered in exchange for an aggregate of 12,000 Units in the exchange offer, the officers and directors of the Fund, as a group, will beneficially own                     Units, representing                     % of the outstanding Units, and (b) assuming that an aggregate of 6,250,000 shares of Kiewit Stock are tendered in exchange for an aggregate of 8,000 Units in the exchange offer, the officers and directors of the Fund, as a group, will beneficially own                      Units, representing           % of the outstanding Units.

CAPITALIZATION

      The following table shows on an unaudited basis the capitalization of each of Kiewit and the Fund as of June 30, 2004, and on a pro forma basis giving effect to the exchange offer and assuming 12,500,000 shares of Kiewit Stock with an aggregate formula value of $400 million are validly tendered (1) in Scenario 1, in exchange for 12,000 Units and $100 million of cash and (2) in Scenario 2, in exchange for 8,000 Units and $200 million of cash. Additionally, both scenarios assume that Kiewit will bear all costs associated with the Fund’s organization and the initial offering of Units in the exchange offer. These costs are estimated to be approximately $3 million.

	June 30, 2004

	Historical	Pro Forma

		Scenario 1	Scenario 2

		(In millions)
Kiewit:
Cash and cash equivalents	$504	$104	$104

Current portion of long-term debt	$10	$10	$10
Long-term debt, net of current portion	25	25	25
Redeemable common stock	1,113	710	710

Total capitalization	$1,148	$745	$745

Fund:
Cash and cash equivalents	$—	$300	$200

Net assets	$—	$300	$200

BUSINESS OF KIEWIT

General

      Kiewit is one of the largest construction contractors in North America. Kiewit was incorporated in Delaware in 1997, and is a successor to a Delaware corporation that was incorporated in 1941, which itself was the successor of a construction business enterprise founded in Omaha, Nebraska in 1884.

The Construction Business

      Kiewit and its joint ventures perform construction services for a broad range of public and private customers primarily in the United States and Canada. New contract awards during 2003 were distributed among the following construction markets (approximately, by percentage of Kiewit’s share of total contract value): transportation (including highways, bridges, airports, mass transit and rail) — 61.9%; building — 16.3%; water supply/dams — 5.4%; petroleum — 4.7%; sewage and solid waste — 3.0%; power, heat, cooling — 1.7% and all other markets — 7.0%. Revenue earned during 2003 was distributed among the following construction markets (approximately, by percentage of revenue earned): transportation (including highways, bridges, airports, mass transit and rail) — 50.1%; power, heat, cooling — 25.7%; building — 11.9%; sewage and solid waste — 2.0%; petroleum — 1.8%; water supply/dams — 1.7%; and all other markets — 6.8%.

      Kiewit, through its subsidiaries, primarily performs its services as a general contractor. As a general contractor, Kiewit is responsible for the overall direction and management of construction projects and for completion of each contract in accordance with its terms, plans, and specifications. Kiewit plans and schedules the projects, procures materials, hires workers as needed, and awards subcontracts. Kiewit generally requires performance and payment bonds or other assurances of operational capability and financial capacity from its subcontractors.

Contract Types

      Kiewit performs its construction work under various types of contracts, including fixed Unit or lump-sum price, guaranteed maximum price, and cost-reimbursable contracts. Contracts are either competitively bid and awarded or negotiated. Kiewit’s public contracts generally provide for the payment of a fixed price for the work performed. Profit on a fixed-price contract is realized on the difference between the contract price and the actual cost of construction, and the contractor bears the risk that it may not be able to perform all the work for the specified amount. Credit risk with private owners is minimized because of statutory mechanics liens, which give Kiewit high priority in the event of lien foreclosures following financial difficulties of private owners. Construction contracts generally provide for progress payments as work is completed, with a retainage, ranging from zero to ten percent, to be paid when performance is substantially complete. In some instances, Kiewit is able to substitute bank letters of credit or escrowed securities in lieu of retainage. Construction contracts frequently contain penalties or liquidated damages for late completion and infrequently provide bonuses for early completion.

Government Contracts

      Public contracts accounted for approximately 81% of the combined prices of contracts awarded to Kiewit and 68% of revenue earned by Kiewit during 2003. Most of these contracts were awarded by government and quasi-government Units under fixed price contracts after competitive bidding. Credit risk is minimal with public (government) owners since Kiewit ascertains that funds have been appropriated by the governmental project owner prior to commencing work on public projects. Most public contracts are subject to termination at the election of the government. In the event of termination, however, the contractor is entitled to receive the contract price on completed work and payment of termination-related costs.

Competition

      A contractor’s competitive position is based primarily on its prices for construction services, ability to obtain performance bonds and in certain instances, its reputation for quality, timeliness, experience, and financial strength. The construction industry is highly competitive and lacks firms with dominant market power. In 2003, Engineering News Record, a construction trade publication, ranked Kiewit as the seventh largest United States contractor in terms of 2002 revenue. Also in terms of 2002 revenue, it ranked Kiewit first in the construction markets of bridges, highways, water supply and dams, second in transportation (including mass transit and rail) and sanitary and storm sewers, and in the top ten of various other markets.

Demand

      The volume and profitability of Kiewit’s construction work depends to a significant extent upon the general state of the economies of the United States and Canada, and the volume of work available to contractors. Fluctuating demand cycles are typical of the industry, and such cycles determine to a large extent the degree of competition for available projects. Kiewit’s construction operations could be adversely affected by labor stoppages or shortages, adverse weather conditions, shortages of supplies, or governmental action. The volume of available government work is affected by budgetary and political considerations. A significant decrease in the amount of new government contracts, for whatever reason, would have a material adverse effect on Kiewit.

Backlog

      At the end of 2003 and 2002, Kiewit had backlog (anticipated revenue from uncompleted contracts) of approximately $3.7 billion and $4.2 billion, respectively. Of year-end 2003 backlog, approximately $1.6 billion is not expected to be completed during 2004. Additionally, Kiewit was low bidder on $.9 billion and $.2 billion of jobs that have not yet been awarded at December 27, 2003 and December 28, 2002, respectively. In 2003, Kiewit was the successful bidder on 288 jobs with total contract prices of approximately $2.0 billion, an average price of approximately $6.9 million per job. There were 18 new projects with contract prices over $25 million, accounting for approximately 60% of the successful bid volume. Kiewit’s share of a highway contract in Colorado and bridge contracts in California and Washington make up 36% of backlog at December 27, 2003. A single owner in the western region of the United States makes up 15% of total backlog at December 27, 2003.

Joint Ventures

      Kiewit frequently enters into joint ventures to efficiently allocate expertise and resources among the venturers and to spread risks associated with particular projects. In most joint ventures, if one venturer is financially unable to bear its share of expenses, the other venturers will be required to pay those costs. Kiewit prefers to act as the sponsor of its joint ventures. The sponsor generally provides the project manager, the majority of venturer-provided personnel, and accounting and other administrative support services. The joint venture generally reimburses the sponsor for such personnel and services on a negotiated basis. The sponsor is generally allocated a majority of the venture’s profits and losses and usually has a controlling vote in joint venture decision-making. In 2003, Kiewit derived approximately 86% of its joint venture revenue from sponsored joint ventures and approximately 14% from non-sponsored joint ventures. Kiewit’s share of joint venture revenue accounted for approximately 31% of its 2003 total revenue.

Locations

      At the end of 2003, Kiewit had 21 principal operating offices located throughout North America, including its headquarters located in Omaha, Nebraska. Through its decentralized system of management, Kiewit has been able to quickly respond to changes in the local markets. During 2003, Kiewit had projects in 31 states, Puerto Rico and 7 Canadian provinces. Financial information about geographic areas for the fiscal years ended December 27, 2003, December 28, 2002 and December 29, 2001 is included in Note 12 of the “Notes to Consolidated Financial Statements” which are included in the Statement of Additional Information.

Environmental Protection

      Compliance with the U.S. and Canadian federal, state, provincial and local provisions regulating the discharge of materials into the environment, or otherwise relating to the protection of the environment, has not and is not expected to have a material effect upon the capital expenditures, results of operations, or competitive position of Kiewit.

Employees

      At the end of 2003, Kiewit employed approximately 15,000 people. Included in this number are approximately 4,300 employees subject to various collective bargaining agreements with labor unions. During 2003, Kiewit was a participant in approximately 120 collective bargaining agreements. These agreements typically expire within 1 to 3 years. Kiewit considers relations with its employees and labor unions to be good.

Available Information

      Financial and other information of Kiewit can be accessed at its website www.kiewit.com. Information on Kiewit’s website is not part of this prospectus. Kiewit makes available at its website its periodic annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and amendments thereto as soon as reasonably practicable after such material is electronically filed with or furnished to the Securities and Exchange Commission.

Properties

      Kiewit’s headquarters facilities are located in Omaha, Nebraska and are owned by Kiewit. At the end of 2003, Kiewit had 20 district offices located in Arizona, California, Colorado, Georgia, Kansas, Massachusetts, Nebraska, New Jersey, Texas, Washington, Alberta and Quebec, 14 of which are located in owned facilities and 6 of which operate from leased facilities. At the end of 2003, Kiewit also had 17 area offices located in Alaska, California, Colorado, Florida, Hawaii, Illinois, Nebraska, New Mexico, New York, Pennsylvania, Rhode Island, British Columbia and Ontario, 1 of which is an owned facility and 16 of which are leased facilities. Kiewit owns or leases numerous shops, equipment yards, storage facilities, warehouses, and construction material quarries. Since construction projects are inherently temporary and location-specific, at the end of 2003, Kiewit owned approximately 1,400 portable offices, shops and transport trailers. Kiewit has a large equipment fleet, including, as of the end of 2003, approximately 3,300 trucks, pickups and automobiles and 1,400 heavy construction vehicles, such as graders, scrapers, backhoes and cranes. Joint ventures in which Kiewit is a participant also owned approximately an additional 210 portable offices, shops and transport trailers, 660 trucks, pickups and automobiles and 210 heavy construction vehicles at the end of 2003.

Legal Proceedings

      On November 19, 2002, a suit was filed in the District Court, City and County of Broomfield, Colorado for an unspecified amount of damages by Gary Haegle, derivatively on behalf of Level 3 Communications, Inc. (“Level 3”), against Walter Scott, Jr., James Q. Crowe, R. Douglas Bradbury, Charles C. Miller, III, Kevin V. O’Hara, Mogens C. Bay, William L. Grewcock, Richard Jaros, Robert E. Julian, David C. McCourt, Kenneth E. Stinson, Michael B. Yanney, Colin V. K. Williams (collectively, the “Level 3 Directors”) and Kiewit. The suit alleges that the Level 3 Directors breached their fiduciary duty with respect to various transactions between Level 3 and Kiewit, and that Kiewit aided and abetted the Level 3 Directors in their alleged breach of fiduciary duty. The suit also alleges that Kiewit exercised improper control over certain of the Level 3 Directors. On January 27, 2004, the Court issued an order to stay the proceedings until June 17, 2004 pending the results of the investigation of the allegations set forth in the suit by the Special Litigation Committee of the Level 3 Board of Directors. On June 26, 2004, the Court issued a subsequent order extending such stay until August 2, 2004. Kiewit believes that the factual allegations and legal claims made against it are without merit and intends to vigorously defend them.

      On August 7, 2003, BBC-MEC, a Joint Venture (the “Joint Venture”), and its two joint venture partners, including Mass. Electric Construction Co., a subsidiary of Kiewit, received “target letters” from the

U.S. Department of Justice and the United States Attorney for the District of Connecticut (“DOJ”), notifying the Joint Venture and its joint venture partners that each was a target of a criminal investigation in connection with a certain portion of the work performed by the Joint Venture to electrify a high speed rail line from New Haven, Connecticut, to Boston, Massachusetts. The target letters specified potential violations of various federal statutes based on allegations of misconduct in connection with a portion of the work, and invited the parties to meet with the DOJ and attempt to resolve the matter. The parties did meet on October 23, 2003, and the DOJ was provided with pertinent information that it might not have otherwise previously considered in its investigation. The Joint Venture and its joint venture partners also agreed to cooperate in further testing of certain portions of the work. The DOJ agreed to enter into a tolling agreement. By letter dated July 2, 2004, the DOJ notified the Joint Venture and its partners that it had reached a decision not to pursue criminal charges. The DOJ is also conducting a civil investigation relating to certain proposed change orders and modifications that were issued in conjunction with the work. The Joint Venture and its joint venture partners believe that the change orders and modifications are appropriate and in accordance with the contract’s terms and conditions, and are cooperating in the investigation. Kiewit is currently unable to determine the impact of the investigation upon the future financial position, results of operations or cash flows of either Kiewit or the Joint Venture.

SELECTED HISTORICAL AND PRO FORMA FINANCIAL DATA OF KIEWIT

      The following table presents selected historical and pro forma financial data of Kiewit which should be read in conjunction with Kiewit’s historical financial statements and the notes thereto, included in the Statement of Additional Information.

      The selected historical income statement information for each of the fiscal years ended 2001 through 2003, and the selected historical balance sheet information for each of the fiscal years ended 2002 and 2003, are derived from audited consolidated financial statements and the notes to those consolidated financial statements included in the Statement of Additional Information. The selected historical income statement information for the fiscal years ended 1999 and 2000, and the selected historical balance sheet information for the fiscal years ended 1999 through 2001, are derived from audited consolidated financial statements not included in the Statement of Additional Information. The selected historical information for the six months ended June 30, 2003 and 2004 is derived from the unaudited consolidated condensed financial statements included in the Statement of Additional Information which, in the opinion of management, reflects all adjustments which are of a recurring nature necessary to present fairly the financial position and results of operations and cash flows for the interim periods. Results for the six months ended June 30, 2004 are not necessarily indicative of the results of operations to be expected for the full year.

	Historical

								Pro Forma(1)(2)
						Six Months
						Ended		Fiscal	Six
	Fiscal Year Ended					June 30,		Year	Months
								Ended	Ended
	1999	2000	2001	2002	2003	2003	2004	2003	2004

	(Dollars in millions, except per share amounts)
Results of Operations:
Revenue	$3,586	$4,463	$3,871	$3,699	$3,375	$1,709	$1,512	$3,375	$1,512

Income from continuing operations	$137	$161	$175	$193	$154	$44	$38	$149	$36
Income from discontinuing operations(3)	28	18	—	—	—	—	—	—	—
Cumulative effect of change in accounting principle, net of tax(4)	—	—	—	—	3	3	—	3	—

Net income	$165	$179	$175	$193	$157	$47	$38	$152	$36

Per Common Share:
Basic:
Income from continuing operations	$4.00	$4.97	$5.72	$6.37	$5.28	$1.52	$1.27	$9.05	$2.08
Income from discontinued operations(3)	.81	.57	—	—	—	—	—	—	—
Cumulative effect of change in accounting principle, net of tax(4)	—	—	—	—	.10	.10	—	.10	—

Net income	$4.81	$5.54	$5.72	$6.37	$5.38	$1.62	$1.27	$9.15	$2.08

Diluted:
Income from continuing operations	$3.91	$4.83	$5.49	$6.08	$5.08	$1.46	$1.23	$8.43	$1.96
Income from discontinued operations(3)	.80	.55	—	—	—	—	—	—	—
Cumulative effect of change in accounting principle, net of tax(4)	—	—	—	—	.10	.10	—	.10	—

Net income	$4.71	$5.38	$5.49	$6.08	$5.18	$1.56	$1.23	$8.53	$1.96

Dividends(5)	$.52	$.58	$.65	$.75	$.80	$.40	$.45	$1.40	$.77

Formula price(6)	$20.63	$17.70	$21.50	$27.15	$32.45		$32.00		$32.00

Book value	$24.01	$21.56	$26.44	$31.80	$36.55		$37.37		$41.25

	Historical

								Pro Forma(1)(2)
						Six Months
						Ended		Fiscal	Six
	Fiscal Year Ended					June 30,		Year	Months
								Ended	Ended
	1999	2000	2001	2002	2003	2003	2004	2003	2004

	(Dollars in millions, except per share amounts)
Financial Position:
Total assets	$1,599	$1,401	$1,594	$1,876	$1,859		$1,897		$1,497

Current portion of long-term debt	$4	$1	$1	$—	$10		$10		$10

Long-term debt, net of current portion	$18	$12	$25	$24	$22		$25		$25

Redeemable Common Stock(7)	$837	$696	$835	$995	$1,106		$1,113		$710

(1)	The pro forma results of operations are computed assuming that the exchange offer was consummated on December 28, 2002. The pro forma financial position data as of June 30, 2004 assumes that the exchange offer was consummated on such date.

(2)	The pro forma financial information assumes: (a) an adjustment to eliminate interest income and related income tax expense due to the exchange of $400 million of Kiewit Stock at the current formula price for either cash or Units with an aggregate value of $400 million; (b) an adjustment to eliminate less than $1 million of nonrecurring costs and related income tax expense incurred during the first six months of 2004 associated with effecting the exchange offer as described elsewhere herein. The total nonrecurring costs to effect this transaction are estimated to be $3 million; (c) an adjustment to reflect the exchange of $400 million of Kiewit Stock at the current formula price for cash or Units with an aggregate value of $400 million; and (d) an adjustment to accrue the costs associated with the Fund’s organization and the initial offering of Units in the exchange offer. These organizational costs are estimated to be $3 million.

(3)	On September 30, 2000, Kiewit effected a spin-off of its materials business to stockholders. Kiewit has reclassified the results of its materials business as discontinued operations.

(4)	Effective December 29, 2002, Kiewit adopted, as required, the provisions of Statement of Financial Accounting Standards No. 143 (SFAS 143), “Accounting for Asset Retirement Obligations.” SFAS 143 establishes new reporting standards of accounting for Kiewit’s reclamation liability associated with its coal mining operation. The new reporting standards require retirement obligations to be measured at fair value and displayed as a liability when incurred. Associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and subsequently allocated to expense over the asset’s useful life.

(5)	The 1999, 2000, 2001, 2002 and 2003 dividends include $.27, $.30, $.30, $.35 and $.40 for dividends declared in those years, respectively, but paid in January for the subsequent year. Kiewit currently pays semi-annual dividends based upon a percentage of Kiewit’s earnings from operations during the prior year.

(6)	Pursuant to Kiewit’s restated certificate of incorporation, the formula price calculation is computed annually at the end of the fiscal year, except that adjustments to reflect dividends are made when declared.

(7)	Ownership of Kiewit Stock is generally restricted to active Kiewit employees and directors of Kiewit and conditioned upon the execution of repurchase agreements which restrict the transfer of the Kiewit Stock. Upon retirement, termination of employment or death, Kiewit is generally required to repurchase the Kiewit Stock at the applicable formula price. The aggregate redemption value of Kiewit Stock at December 28, 2002, December 27, 2003 and June 30, 2004 was $849, $981 and $953 million respectively.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION

AND RESULTS OF OPERATIONS OF KIEWIT

      Kiewit primarily operates in the construction industry and currently has one reportable operating segment. The Construction segment performs services for a broad range of public and private customers primarily in North America. Construction services are performed in the following construction markets: transportation (including highways, bridges, airports, mass transit and rail); power, heating, cooling; commercial buildings; sewage and solid waste; water supply/dams; petroleum; and mining. Sources of revenue for the “other” category consist primarily of Kiewit’s coal sales.

      The construction industry is highly competitive and lacks firms with dominant market power. A contractor’s competitive position is based primarily on its prices for construction services, its ability to obtain performance bonds, and in certain instances, its reputation for quality, timeliness, experience, and financial strength. The volume and profitability of Kiewit’s construction work depends to a significant extent upon the general state of the economies of the United States and Canada, and the volume of work available to contractors. Fluctuating demand cycles are typical of the industry, and such cycles determine to a large extent the degree of competition for available projects. Kiewit’s construction operations could be adversely affected by labor stoppages or shortages, adverse weather conditions, shortages of supplies, or governmental action. The volume of available government work is affected by budgetary and political considerations. A significant decrease in the amount of new government contracts, for whatever reason, would have a material adverse effect on Kiewit. Public contracts accounted for approximately 71% of the combined prices of contracts awarded to Kiewit and 73% of revenue earned by Kiewit for the six months ended June 30, 2004. Most of these contracts were awarded by government and quasi-government units under fixed price contracts after competitive bidding. Credit risk is minimal with public (government) owners since Kiewit ascertains that funds have been appropriated by the governmental project owner prior to commencing work on public projects. Most public contracts are subject to termination at the election of the government. In the event of termination, however, the contractor is entitled to receive the contract price on completed work and payment of termination-related costs.

      Kiewit, through its subsidiaries, primarily performs its services as a general contractor. As a general contractor, Kiewit is responsible for the overall direction and management of construction projects and for completion of each contract in accordance with its terms, plans, and specifications. Kiewit plans and schedules the projects, procures materials, hires workers as needed, and awards subcontracts. Kiewit generally requires performance and payment bonds or other assurances of operational capability and financial capacity from its subcontractors.

      Kiewit performs its construction work under various types of contracts, including fixed unit or lump-sum price, guaranteed maximum price, and cost-reimbursable contracts. Contracts are either competitively bid and awarded or negotiated. Kiewit’s public contracts generally provide for the payment of a fixed price for the work performed. Profit on a fixed-price contract is realized on the difference between the contract price and the actual cost of construction, and the contractor bears the risk that it may not be able to perform all the work for the specified amount. Credit risk with private owners is minimized because of statutory mechanics liens, which give Kiewit high priority in the event of lien foreclosures following financial difficulties of private owners. Construction contracts generally provide for progress payments as work is completed, with a retainage, ranging from zero to ten percent, to be paid when performance is substantially complete. In some instances, Kiewit is able to substitute bank letters of credit or escrowed securities in lieu of retainage. Construction contracts frequently contain penalties or liquidated damages for late completion and infrequently provide bonuses for early completion.

      Kiewit frequently enters into joint ventures to efficiently allocate expertise and resources among the venturers and to spread risks associated with particular projects. In most joint ventures, if one venturer is financially unable to bear its share of expenses, the other venturers may be required to pay those costs. Kiewit prefers to act as the sponsor of its joint ventures. The sponsor generally provides the project manager, the majority of venturer-provided personnel, and accounting and other administrative support services. The joint venture generally reimburses the sponsor for such personnel and services on a negotiated basis. The sponsor is generally allocated a majority of the venture’s profits and losses and usually has a controlling vote in joint venture decision-making. During the six months ended June 30, 2004, Kiewit derived approximately 84% of its joint venture revenue from sponsored joint ventures and approximately 16% from non-sponsored joint ventures. Kiewit’s share of joint venture revenue accounted for approximately 27% of its revenue for the six months ended June 30, 2004.

      Due to its competitive nature, the construction industry experiences lower margins than many other industries. As a result, cost control is a primary focus of Kiewit. The ability to control costs enables a contractor to bid work more competitively and also to complete the work profitably. Further, since the formula price of Kiewit Stock is based upon Kiewit’s book value, formula price is primarily driven by Kiewit’s ability to complete projects profitably. Consequently, Kiewit views both margin as a percentage of revenue and general and administrative expenses as a percentage of revenue as key measures of operating results.

Results of Operations — Second Quarter 2004 vs. Second Quarter 2003

Revenue

      Total revenues decreased $74 million or 8.2% from the same period in 2003. Certain significant commercial rail, highway and power plant projects were completed during 2003. During the second quarter of 2004, Kiewit did not experience an offsetting increase in new work for similar projects. Although Kiewit added $2.0 billion of backlog during the six months ended June 30, 2004, much of this work is in the early stages and is not yet contributing revenue at the same pace as the projects that completed during 2003.

      Contract backlog was $4.3 billion and $3.7 billion at June 30, 2004 and December 27, 2003, respectively. Additionally, Kiewit was low bidder on $463 million and $902 million of jobs that had not been awarded at June 30, 2004 and December 27, 2003, respectively. Backlog included $2.7 billion for sole contracts and $1.6 billion for Kiewit’s share of joint ventures at June 30, 2004. Foreign operations, located primarily in Canada, represent 4.5% of backlog at June 30, 2004. Domestic projects are spread geographically throughout the U.S. Kiewit’s share of a highway contract in Colorado and bridge contracts in California and Washington make up 31% of total backlog at June 30, 2004. A single owner makes up 20% of total backlog at June 30, 2004.

Margin

      Total margin decreased $4 million or 4.3% from the same period in 2003. Total margin, as a percentage of revenue for the second quarter of 2004 increased to 10.9% compared to 10.4% for the same period in 2003. The decreased margin is primarily attributable to a $28 million increase in job losses during the second quarter of 2004. The increase in job losses was attributable to additional costs incurred on certain projects that were accelerated at the owners’ request. Agreements related to the change order amounts for the accelerations have not been reached, and, in accordance with Kiewit’s revenue recognition policy, the applicable revenue will not be recognized until cash is received or upon receipt of a signed written agreement. Also contributing to the decreased margin was a $13 million increase in the allowance for doubtful accounts related to potentially uncollectible receivables pending final resolution of outstanding issues with the owner on two projects. The decrease was offset by $31 million of margin resulting from the approval of change orders on a bridge project in California.

General and Administrative Expenses

      General and administrative expenses for second quarter of 2004 decreased $1 million from the same period in 2003. As a percentage of revenue, general and administrative expenses for the second quarter of 2004 increased to 6.8% compared to 6.3% for the same period in 2003. Kiewit experienced an increase in compensation and travel as a result of several operating offices expanding to markets outside of their previous territories and increased estimating efforts. Offsetting this increase was a decrease in costs related to the proposed corporate conversion to a limited partnership which was abandoned during 2003.

Gain on Sale of Operating Assets

      Net gains on the disposition of property, plant and equipment and other assets during the second quarter of 2004 decreased $2 million from the same period in 2003. Gain on sale of operating assets is affected to a large degree by market conditions and the specific types and quantity of pieces of equipment sold.

Investment Income and Equity Earnings, net

      Investment income and equity earnings decreased $4 million for the second quarter of 2004 from the same period in 2003. During the second quarter of 2003, Kiewit sold its investment in stock warrants and recognized a $5 million gain (comprised of a $3 million gain on the sale and an unrealized gain of $2 million due to change in market value prior to the sale).

Other, net

      Other income is comprised primarily of mine management fee income. Kiewit’s fee is a percentage of adjusted operating income of coal mines managed, as defined in a mine management agreement. Fees for these services for the second quarter of 2004 and 2003 were $2 million and $1 million, respectively.

Provision for income taxes

      The effective income tax rates for the second quarter of 2004 and 2003 were 38% and 38%, respectively. The rate differs from the federal statutory rate of 35% primarily due to state and foreign income taxes and prior year tax adjustments.

Results of Operations — Six Months 2004 vs. Six Months 2003

Revenue

      Total revenues decreased $197 million or 11.5% from the same period in 2003. Certain significant commercial rail, highway and power plant projects were completed during 2003. For the six months ended June 30, 2004, Kiewit did not experience an offsetting increase in new work for similar projects. Although Kiewit added $2.0 billion of backlog during the six months ended June 30, 2004, much of this work is in the early stages and is not yet contributing revenue at the same pace as the projects that completed during 2003.

Margin

      Total margin decreased $1 million or 0.6% from the same period in 2003. Total margin, as a percentage of revenue for the six months ended June 30, 2004 increased to 10.8% compared to 9.7% for the same period in 2003. The decreased margin is primarily attributable to a $13 million increase in the allowance for doubtful accounts related to potentially uncollectible receivables pending final resolution of outstanding issues with the owner on two projects. The decrease was offset by a $7 million reduction in job losses for the six months ended June 30, 2004 as a result of improved cost containment, estimating and bidding efforts and $6 million of additional margin resulting from the approval of change orders on a bridge project in California.

General and Administrative Expenses

      General and administrative expenses for the six months ended June 30, 2004 increased $2 million from the same period in 2003. As a percentage of revenue, general and administrative expenses for the six months ended June 30, 2004 increased to 7.7% compared to 6.7% for the same period in 2003. Kiewit experienced an increase in compensation and travel as a result of several operating offices expanding to markets outside of their previous territories and increased estimating efforts. Offsetting this increase was a decrease in profit sharing expense and a reduction in costs related to the proposed corporate conversion to a limited partnership which was abandoned during 2003.

Gain on Sale of Operating Assets

      Net gains on the disposition of property, plant and equipment and other assets during the six months ended June 30, 2004 decreased $3 million from the same period in 2003. Gain on sale of operating assets is affected to a large degree by market conditions and the specific types and quantity of pieces of equipment sold.

Investment Income and Equity Earnings, net

      Investment income and equity earnings decreased $5 million for the six months ended June 30, 2004 from the same period in 2003. During the six months ended June 30, 2003, Kiewit sold its investment in stock warrants and recognized a $6 million gain (comprised of a $3 million gain on the sale and an unrealized gain of $3 million due to change in market value prior to the sale).

Other, net

      Other income is comprised primarily of mine management fee income. Kiewit’s fee is a percentage of adjusted operating income of coal mines managed, as defined in a mine management agreement. Fees for these services for the six months ended June 30, 2004 and 2003 were $3 million and $2 million, respectively.

Provision for income taxes

      The effective income tax rates for the six months ended June 30, 2004 and 2003 were 38% and 39%, respectively. The rate differs from the federal statutory rate of 35% primarily due to state and foreign income taxes and prior year tax adjustments.

Results of Operations 2003 vs. 2002

Revenue

      Total revenues decreased $324 million or 8.8.% from the same period in 2002. Significant projects located in Canada and the southwest and southeast regions of the United States that were completed during the year were not fully offset by the start of new work as significant projects in the northwest region of the United States were delayed due to unanticipated site conditions and environmental issues. Additionally, in 2002 Kiewit received a nonrecurring early completion bonus of $28 million on a significant power plant project. Lastly, claim settlements decreased to $28 million for the year ended December 27, 2003 from $92 million for the same period in 2002. Kiewit recognizes claims in the period in which they are settled. As a result, the amount of claims settlements recognized varies with both the amount of settlements outstanding and the stage of the negotiation process for each claim.

      Contract backlog was $3.7 billion and $4.2 billion at December 27, 2003 and December 28, 2002, respectively. Additionally, Kiewit was low bidder on $902 million and $209 million of jobs that had not been awarded at December 27, 2003 and December 28, 2002, respectively. Backlog included $2.1 billion for sole contracts and $1.6 billion for Kiewit’s share of joint ventures at December 27, 2003. Foreign operations, located primarily in Canada, represent 5.3% of backlog at December 27, 2003. Domestic projects are spread geographically throughout the U.S. Kiewit’s share of a highway contract in Colorado and bridge contracts in California and Washington make up 36% of total backlog at December 27, 2003. A single owner in the western region of the United States makes up 15% of total backlog at December 27, 2003.

Margin

      Total margin decreased $66 million or 12.8% from the same period in 2002. Total margin as a percentage of revenue for the twelve months ended December 27, 2003 decreased to 13.3% compared to 13.9% in 2002. The decreased margin percentage is primarily attributable to a decrease in claim settlements. Claim settlements for the twelve months ended December 27, 2003 and December 28, 2002 were $28 million and $92 million, respectively. Additionally, in 2002 Kiewit received a nonrecurring early completion bonus of $28 million on a significant power plant project. These reductions were offset by the recognition of additional operating income through a $37 million reduction in a sole contract job loss after an agreement was reached with the project owner during 2003.

General and Administrative Expenses

      General and administrative expenses for the twelve months ended December 27, 2003 increased $24 million from the same period in 2002. As a percentage of revenue, general and administrative expenses for the twelve months ended December 27, 2003 increased to 6.6% compared to 5.4% for the same period in 2002. Kiewit experienced an increase in compensation and travel as a result of several operating offices expanding to markets outside of their previous territories and increased estimating efforts. Additional factors were an increase in profit sharing expense offset by a reduction in costs related to the proposed corporate conversion to a limited partnership which was abandoned during 2003.

Gain on Sale of Operating Assets

      Net gains on the disposition of property, plant and equipment and other assets during the twelve months ended December 27, 2003 and 2002 were $12 million and $11 million, respectively. Gain on sale of operating assets is affected to a large degree by market conditions and the specific types and quantity of pieces of equipment sold.

Investment Income and Equity Earnings, net

      Investment income and equity earnings increased $18 million for the twelve months ended December 27, 2003 from the same period in 2002. Kiewit sold its investment in stock warrants during the twelve months ended December 27, 2003 and recognized a $6 million gain as compared to a $4 million unrealized holding loss for the same period in 2002. During the twelve months ended December 28, 2002, Kiewit also sold shares in a stock mutual fund at a $7 million loss.

Interest Expense

      During the twelve months ended December 27, 2003, Kiewit recognized $4 million of look back interest expense (interest related to the timing of revenue recognition for income tax purposes for completed construction projects). Look back interest is calculated every year and was less than $1 million in 2002. The 2003 look back interest, however, increased significantly due to the receipt of significant claims that had been in negotiation for a number of years.

Other, net

      Other income is comprised primarily of mine management fee income. Kiewit’s fee is a percentage of adjusted operating income of coal mines managed, as defined in a mine management agreement. Fees for these services for the twelve months ended December 27, 2003 and December 28, 2002 were $5 million and $7 million, respectively. The decrease was primarily attributed to a decrease in operating income related to restructuring charges incurred at one of the mines during the twelve months ended December 27, 2003.

Provision for income taxes

      The effective income tax rates for the twelve months ended December 27, 2003 and 2002 were 38.4% and 41.7%, respectively. In 2002, the rate differs from the federal statutory rate of 35% primarily due to state and foreign income taxes and costs capitalized for tax purposes in anticipation of a proposed corporate conversion to a limited partnership. In 2003, the rate differs from the federal statutory rate of 35% primarily due to state and foreign income taxes, offset in part by the expected deduction of previously capitalized costs related to Kiewit’s abandoned pursuit of a proposed conversion to a limited partnership.

Results of Operations 2002 vs. 2001

Revenue

      Total revenues decreased $172 million or 4% from the same period in 2001. The decrease was primarily attributed to a $702 million reduction in revenue earned on a significant fiber optic project for the twelve months ended December 28, 2002 from the same period in 2001. This project was substantially complete at the end of 2001. Offsetting the decrease were increases in other sole contract projects of $15 million, joint venture projects of $514 million and other sources of $1 million. The joint venture increase is primarily attributable to a $417 million increase in revenue on four significant transportation projects. Also offsetting the decrease was an increase in claim settlements of $67 million on various sole contract and joint venture projects. Claim settlements for the twelve months ended December 28, 2002 and December 29, 2001 were $92 million and $25 million, respectively.

      Contract backlog was $4.2 billion at December 28, 2002 and December 29, 2001. Backlog included $2.2 billion for sole contracts and $2.0 billion for Kiewit’s share of joint ventures at December 28, 2002. Foreign operations, located primarily in Canada, represent 5.6% of backlog at December 28, 2002. Domestic projects are spread geographically throughout the U.S. Kiewit’s share of a highway contract in Colorado and bridge contracts in California and Washington make up 41% of total backlog at December 28, 2002.

Margin

      Total margin increased $87 million or 20% from the same period in 2001. Excluding the significant fiber optic project for 2002 and 2001, construction margin (including both sole contracts and Kiewit’s share of joint ventures), as a percentage of revenue, increased to 13.6% compared to 9.5%. Margins increased due to several factors. Claim settlements on various sole contract and joint venture projects increased by $67 million for the twelve months ended December 28, 2002 when compared to the same period in 2001. Claim settlements for the twelve months ended December 28, 2002 and December 29, 2001 were $92 million and $25 million, respectively. During 2002, Kiewit received an early completion bonus of $28 million on a significant power plant project. Kiewit also experienced a $45 million reduction in job losses for the twelve months ended December 28, 2002 when compared to the same period in 2001. The decrease in job losses was attributed to Kiewit’s emphasis on continuous improvements in cost containment efforts. Also contributing to increased margin was an increase in significant high risk projects with increased bonding requirements. These projects generally provide higher margins due to the increased risk and limited number of bidders willing or able to take such risks. The increase in margin was partially offset by a $114 million decrease in margins on a significant fiber optic project for the twelve months ended December 28, 2002 as compared to the same period in 2001. This project was substantially complete at the end of 2001.

General and Administrative Expenses

      General and administrative expenses for the twelve months ended December 28, 2002 increased $15 million to $199 million compared to the same period in 2001. As a percentage of revenue, general and administrative expenses for the twelve months ended December 28, 2002 increased to 5.4% compared to 4.8% for the same period in 2001. This increase was primarily attributed to Home Office costs of $8 million related to a potential corporate conversion to a limited partnership and a $4 million increase in compensation. Overall, operating office general and administrative expenses remained relatively stable for the twelve months ended December 28, 2002 compared to the same period in 2001. Increases for operating offices in the states of Washington and Texas were partially offset by a reduction in expenses as a result of consolidating operations located on the East Coast.

Gain on Sale of Operating Assets

      Net gains on the disposition of property, plant and equipment and other assets decreased to $11 million during the twelve months ended December 28, 2002 from $20 million the same period in 2001. The decrease was primarily attributable to a $5 million loss incurred on the sale of a specialized piece of equipment with no ready resale market.

Investment Income and Equity Earnings, net

      Investment income and equity earnings decreased $20 million for the twelve months ended December 28, 2002 from the same period in 2001. During the twelve months ended December 28, 2002, interest income, primarily from money market funds, bond funds and other highly liquid instruments, decreased $9 million compared to the same period in 2001. The decrease was primarily attributable to a decline in interest rates earned on money market funds from approximately 4.2% for the twelve months ended December 29, 2001 to approximately 1.7% for the same period in 2002. Another factor contributing to the decrease in interest income was a decline in funds carried in interest bearing money market accounts. These funds were transferred, during the third quarter of 2001, to investments that primarily recognize changes in market value as a separate component of accumulated other comprehensive income.

      During the twelve months ended December 28, 2002, Kiewit also sold shares in a stock mutual fund at a $7 million loss and recognized a $4 million unrealized holding loss on its investment in stock warrants acquired in December 2001.

Other, net

      Other income is comprised primarily of mine management fee income. Fees for these services for the twelve months ended December 28, 2002 and December 29, 2001 were $7 million and $5 million, respectively. Kiewit’s fee is a percentage of adjusted operating income of coal mines managed, as defined in a mine management agreement. The mines earn the majority of their revenues under long-term contracts. The remainder of the mines’ sales are made on the spot market where prices are substantially lower than those of the long-term contracts.

Provision for income taxes

      The effective income tax rates for the twelve months ended December 28, 2002 and December 29, 2001 were 41.7% and 38.3%, respectively. These rates differ from the federal statutory rate of 35% primarily due to state and foreign income taxes, currently non-deductible costs associated with a potential corporate conversion to a limited partnership and settled prior year tax adjustments.

Financial Condition — June 30, 2004 vs. December 27, 2003

      Cash and cash equivalents increased $23 million to $504 million at June 30, 2004 from $481 million at December 27, 2003. The increase reflects net cash provided by operations of $90 million, offset by net cash used in investing activities of $30 million and $37 million used in financing activities.

      Net cash provided by operating activities for the six months ended June 30, 2004 decreased by $14 million to $90 million as compared to the same period in 2003. This decrease was primarily due to increased working capital requirements for construction contracts. Cash provided or used by operating activities is affected to a large degree by the mix, timing, stage of completion and terms of individual contracts which are reflected in changes through current assets and liabilities.

      Net cash used in investing activities for the six months ended June 30, 2004 increased by $6 million to $30 million as compared to the same period in 2003. This increase was due primarily to a decrease in proceeds received from the sale of stock warrants during 2003 of $22 million, partially offset by a reduction in capital expenditures of $11 million and an increase in proceeds from sales of property, plant and equipment of $6 million.

      Capital spending varies due to the nature and timing of jobs awarded. Management does not expect any material changes to capital spending. Acquisitions depend largely on market conditions.

      Net cash used in financing activities for the six months ended June 30, 2004 decreased by $59 million to $37 million as compared to the same time period in 2003. This decrease was primarily due to a decrease in repurchases of Kiewit Stock of $59 million.

Liquidity

      During the six months ended June 30, 2004 and 2003, Kiewit expended $49 million and $60 million, respectively, on capital expenditures and acquisitions, net of cash. Kiewit anticipates that its future cash requirements for capital expenditures and acquisitions will not change significantly from these historical amounts. Cash generated by joint ventures, while readily available, historically is generally not distributed to partners until the liabilities and commitments of the joint ventures have been substantially satisfied. Other long-term liquidity uses include the payment of income taxes and the payment of dividends. Other than the agreements described in the next two paragraphs, as of June 30, 2004, Kiewit had no material firm binding purchase commitments related to its investments other than meeting the normal course of business needs of its construction joint ventures. The current portion of long-term debt is $10 million. Kiewit paid dividends during the six months ended June 30, 2004 and 2003 of $25 million and $22 million, respectively. These amounts were determined by Kiewit’s board of directors and were paid in January and May of each such year. Kiewit also has the commitment to repurchase Kiewit Stock at any time during the year from Kiewit Stockholders.

      Kiewit has entered into an Asset Purchase Agreement (the “Agreement”) to acquire a coal mining entity in the Powder River Basin of Wyoming. The total purchase price after post closing adjustments and the assumption of certain liabilities is estimated to be $70 to $80 million. Closing of the Agreement is subject to certain regulatory approvals that have not yet been and may not be received. If all regulatory approvals are received, Kiewit hopes to complete the transaction by the end of 2004.

      Kiewit has entered into an Agreement of Purchase and Sale to acquire a 50% interest in a coal mining entity in Wyoming for $15 million. Closing of such acquisition is subject to the satisfaction of certain conditions, including the successful negotiation of an operating agreement with a third party, that have not yet been and may not be satisfied.

      Kiewit’s current financial condition, together with anticipated cash flows from operations, should be sufficient for immediate cash requirements and future investing activities. Kiewit does not presently have any committed bank credit facilities. In the past, Kiewit has been able to borrow on terms satisfactory to it. Kiewit believes that, to the extent necessary, it will likewise be able to borrow funds on acceptable terms for the foreseeable future.

      At the December 10, 2003 meeting of Kiewit’s board of directors, the board gave preliminary approval to Kiewit to undertake the formation of the Fund in which stockholders of Kiewit would have the opportunity to participate on a pro rata basis to their respective ownership of Kiewit Stock. As currently contemplated, the value of the Fund interests is anticipated to be between 25% and 33% of the aggregate redemption value of the currently issued and outstanding Kiewit Stock. However, the actual value of the Fund interests would ultimately be determined by Kiewit’s board of directors based upon a number of factors, including, the level of liquidity necessary to fund the requirements noted in the preceding paragraphs. Consequently, there is no assurance that Kiewit would actually undertake to form the Fund or distribute the Fund interests to Kiewit Stockholders, or whether the actual value of the Fund interests to be distributed would be more or less than currently anticipated.

Off-Balance Sheet Arrangements

      During 2004 and 2003, Kiewit did not enter into any off-balance sheet arrangements requiring disclosure under this caption.

Critical Accounting Policies

Revenue Recognition — Construction Contracts:

      Kiewit uses the percentage of completion method of accounting. For fixed-price construction contracts, an estimated percentage of completion for each contract, as determined by Kiewit’s engineering estimate based on the amount of work performed, is applied to total estimated revenue. For cost-plus construction contracts, the percentage of completion, based upon costs incurred divided by projected costs, is applied to total estimated profit. Provision is made for the entire amount of future estimated losses on construction contracts in progress normally through the accrual of additional costs of revenue; claims and change orders for additional contract compensation, however, are not reflected in the accounts until they are settled. Claims and change orders are considered settled when cash is received or upon receipt of a signed written agreement. Revisions in cost and profit estimates during the course of the work are reflected in the accounting period in which the facts which require the revision become known. It is at least reasonably possible that cost and profit estimates will be revised in the near-term.

      In accordance with industry practice, amounts realizable and payable under contracts which may extend beyond one year are included in current assets and liabilities.

Income Taxes:

      Kiewit recognizes a current tax provision for its estimated tax liability on its current year tax returns. Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of Kiewit’s assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are recognized when it is anticipated that some or all of a deferred tax asset would not be realized.

Investments:

      Kiewit evaluates its investments for other than temporary declines in value. Several factors are analyzed in evaluating investments including an analysis of the relevant company, its industry, valuation levels and subsequent developments. Unrealized losses that are determined to be other than temporary are recognized in net income.

Construction Joint Ventures:

      Kiewit participates in various construction joint ventures. Generally, each construction joint venture is formed to accomplish a specific project, is jointly controlled by the joint venture partners and is dissolved upon completion of the project. Kiewit selects its joint venture partners based on its analysis of the prospective venturer’s construction and financial capabilities, expertise in the type of work to be performed and past working relationships with Kiewit, among other criteria. The joint venture agreements typically provide that the interests of Kiewit in any profits and assets, and its respective share in any losses and liabilities that may result from the performance of the contract are limited to Kiewit’s stated percentage interest in the project. The venture’s contract with the project owner typically requires joint and several liability, however Kiewit’s agreements with its joint venture partners provide that each party will assume and pay its full proportionate share of any losses resulting from a project. Under these agreements, if one partner is unable to bear its share of the costs, the other partners will be required to pay those costs. Kiewit regularly evaluates the financial stability of its business partners. Investments in construction joint ventures are accounted for under the equity method in the consolidated balance sheet. Kiewit accounts for its share of the operations of the construction joint ventures on a pro rata basis in the consolidated statements of earnings under Emerging Issues Task Force (“EITF”) Issue No. 00-1 “Investor Balance Sheet and Income Statement Display under the Equity Method for Investments in Certain Partnerships and Other Ventures.”

Property, Plant and Equipment:

      Property, plant and equipment are recorded at cost. Depreciation for the majority of Kiewit’s property, plant and equipment is calculated using accelerated methods. The estimated useful lives of Kiewit’s property, plant and equipment are as follows:

Land improvements:	10 - 15 years
Buildings:	5 - 39 years
Equipment:	3 - 20 years

      A change in depreciation methods or estimated useful lives could have a significant impact to income.

Accrued Insurance Costs:

      Kiewit is self-insured for certain general, auto and worker’s compensation claims, and accrues for the estimated ultimate liability for incurred losses, both reported and unreported. Kiewit bases its estimate of loss on historic trends modified for recent events and records its estimate of loss without regard to the time value of money. It is at least reasonably possible that the estimate of ultimate liability will be revised in the near-term.

Quantitative and Qualitative Disclosure about Market Risk

      Kiewit holds a diversified portfolio of investments that includes cash, high quality commercial paper with maturities of less than 90 days, U.S. Government debt obligations and money market, stock and bond mutual funds. Except for cash, each of these investments is subject, in varying degrees, to market risks, interest rate risks, economic risks and credit risks. These risks, among others, can result in loss of principal. The majority of the Kiewit’s investments consist of holdings in a money market mutual fund.

      Kiewit entered into a foreign currency forward contract in June 2004 that has not been designated as a hedging instrument under SFAS 133, “Accounting for Derivative Instruments and Hedging Activities.” The forward is used to offset the earnings impact of a U.S. dollar denominated liability of a Canadian subsidiary. The forward is recorded at fair value based upon quoted market prices, and changes in the fair value of the forward are immediately recognized in Other, net in the Consolidated Condensed Statements of Earnings.

      The forward matures in June 2005 and will settle based upon the $U.S.15 million notional amount and the difference between the current exchange rate and the exchange rate in the forward. At June 30, 2004, the fair value of the forward was a liability of less than $0.5 million. A 10% change the Canadian/ U.S. exchange rate would result in a gain of approximately $1.5 million in the event of an increase in the exchange rate, or a loss of approximately $1.5 million in the event of a decrease.

DESCRIPTION OF UNITS AND OF CERTAIN DIFFERENCES FROM KIEWIT STOCK

General

      In the exchange offer, each Kiewit Stockholder will have the option to exchange up to                     % of such holder’s shares of Kiewit Stock. For each share of Kiewit Stock validly tendered, Kiewit Stockholders will have the right to receive, at their election, either:

•	0.00128 of a Unit (the net asset value of this fractional Unit will be equal to $32.00, the formula price of a share of Kiewit Stock); or

•	$32.00 (the formula price of a share of Kiewit Stock), in cash.

Although Kiewit Stockholders may only elect to receive either cash or Units for each share of Kiewit Stock validly tendered in the exchange offer, Kiewit Stockholders may elect to receive any mix of cash and Units in the aggregate in exchange for all of their validly tendered shares of Kiewit Stock.

      Holders of Kiewit Stock who choose to exchange their shares of Kiewit Stock for Units will become Limited Partners of the Fund. As holders of Units, such Limited Partners’ rights will be governed by the Delaware Revised Uniform Limited Partnership Act and the Fund’s Partnership Agreement.

Description of Certain Differences in Rights of Holders of Kiewit Stock Compared to Rights of Limited Partners

      The following summary compares a number of the principal differences between ownership of Kiewit Stock and ownership of Units.

Voting Rights

      Units. Each Limited Partner will have the right to cast a number of votes based on the Limited Partner’s Units (or fraction thereof) at any meeting of Limited Partners called by the Board. The voting rights of Limited Partners are specifically limited to certain matters. Limited Partners will be entitled to vote on any matter on which security holders of a registered investment company would be entitled to vote, except as otherwise provided by the ESC Order, to the extent that voting by security holders is required by the 1940 Act. These matters include any change in the fundamental investment policies of the Fund, certain material amendments to the Partnership Agreement or a change in the status of the Fund from diversified to non-diversified, but do not include (among other things) the right to approve new investment advisory agreements or material changes to the existing investment advisory agreement.

      Certain amendments to the Partnership Agreement involving capital accounts and allocations to those accounts may not be made without the written consent of any Limited Partner adversely affected by the amendments or unless each Limited Partner has received written notice of the amendment and any Limited Partner objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to tender his, her or its entire interest for repurchase by the Fund.

      Limited Partners will not be entitled to participate in the management or control of the Fund’s business, and may not act for or bind the Fund.

      Kiewit Stock. The holders of Kiewit Stock are entitled to one vote per share of such Kiewit Stock, with respect to all matters on which holders of Kiewit Stock are entitled to vote. Generally, matters requiring the vote of Kiewit Stock are approved by the affirmative vote of the holders of a majority of the votes that may be cast by holders of the outstanding shares of Kiewit Stock, except for other matters specified in Kiewit’s restated certificate of incorporation or bylaws, some of which matters require a supermajority vote of at least 80% of the combined voting power of all outstanding shares of Kiewit Stock.

Management

      Units. Kiewit Investment Holdings Inc., a wholly-owned subsidiary of Kiewit, is the General Partner of the Fund. The General Partner has retained only those rights, duties and powers to manage the affairs of the Fund that may not be delegated under the provisions of Delaware law and that have not been otherwise delegated by the General Partner to the Board pursuant to the Partnership Agreement.

      The Board exercises powers, authority and responsibilities on behalf of the Fund that are substantially similar to the powers, authority and responsibilities customarily exercised by the “board of directors” of an investment company registered under the 1940 Act and organized as a Delaware corporation.

      Unlike Kiewit’s directors, the directors of the Fund will not be elected annually, but only when required under the 1940 Act. Generally, Fund directors remain in office until they are removed, resign or become incapacitated. Fund directors may be removed, with or without cause, by Limited Partners holding, in the aggregate, a majority of the outstanding Units. Vacancies on the Board may be filled by the directors remaining in office, without a vote of the Limited Partners, if after the new directors take office at least two-thirds of the Board has been elected by the Limited Partners. If the number of initial directors decreases to less than half the Board, the Fund must hold a meeting of the Limited Partners for the purpose of electing directors within sixty days. By investing in the Fund, a Kiewit Stockholder who receives Units in the exchange offer shall be deemed to have voted for the election of each of the initial directors.

      Kiewit Stock. The property, business and affairs of Kiewit are managed by its Board of Directors. The Board of Directors of Kiewit is required to have not less than ten nor more than fifteen directors. The Board of Directors of Kiewit is permitted to have no more than three “non-inside” directors. The Board of Directors of Kiewit is elected by the holders of Kiewit Stock pursuant to cumulative voting. Most actions of the Board of Directors of Kiewit require the approval of a majority of the members of the whole Board of Directors, except for certain specified matters which require the approval of two-thirds of the whole Board of Directors.

Dividend and Distribution Policy

      Units. Unlike many registered mutual funds, the Fund will be treated as a partnership for federal income tax purposes, and will therefore not be required to distribute substantially all of its net income or gains, if any, to Limited Partners. The Fund does not intend to make annual or periodic distributions of all of its net income or gains, if any, to Limited Partners. Although the Fund intends to pay annual distributions to Limited Partners for the payment of all or a portion of a Limited Partners’ income tax liabilities, the amount and times of any distribution will be determined in the sole discretion of the Board. In addition, the Board may determine not to pay, or cease paying, such distributions.

      Kiewit Stock. After any dividend has been declared and set aside for payment or paid on any series of Kiewit preferred stock having a preference over the Kiewit Stock with respect to the payment of dividends, the holders of Kiewit Stock shall be entitled to receive when, as and if declared by Kiewit’s Board of Directors, out of the assets of Kiewit legally available therefor, cash or non-cash dividends. The payment of dividends on Kiewit Stock is made at the sole discretion of Kiewit’s board of directors. The current policy is to pay in each year cash dividends on Kiewit Stock based upon a percentage of the prior year’s earnings from operations.

      Following completion of the exchange offer and assuming Kiewit’s earnings from operations remains the same, the per share dividend on Kiewit Stock is currently anticipated to increase because there will be fewer shares of Kiewit Stock outstanding.

Limited Liability

      Units. Under Delaware law and the terms of the Partnership Agreement, the liability of a Limited Partner with respect to the Fund generally is limited to the obligation to return distributions which such Limited Partner knows are wrongfully distributed as well or her as well as the value of such Limited Partner’s investment in the Fund.

      Under certain limited circumstances, a Limited Partner may lose limited liability and be deemed generally liable for the debts and obligations of the Fund as though a general partner if deemed, in such Limited Partner’s capacity as a Limited Partner, to be “participating in the control of the business” of the Fund. However, even if a Limited Partner is deemed to be “participating in the control of the business” of the Fund, the Limited Partner will generally only be liable to third parties that transact business with the Fund who reasonably believe, based upon the Limited Partner’s conduct, that the Limited Partner is actually a general partner. Pursuant to a safe harbor provision under Delaware law, a limited partner may undertake a range of actions without being deemed to be participating in the control of the business, including voting on partnership business or acting as an employee, officer or director of the general partner or an employee of the limited partnership.

      Kiewit Stock. Shares of Kiewit Stock are fully paid and nonassessable. Under the Delaware law, Kiewit Stockholders generally do not have personal liability for obligations of Kiewit and the liability of a Kiewit Stockholder is generally limited to the obligation to return distributions or dividends which such holder knows are wrongfully distributed as well as the value of the Kiewit Stockholder’s investment in Kiewit Stock. Under certain limited circumstances, a Kiewit Stockholder may be personally liable for the debts and obligations of Kiewit if a court determines to disregard the corporate structure and “pierce the corporate veil” thereby imposing liability on Kiewit Stockholders for Kiewit’s debts and obligations.

Ownership

      Units. After the initial offering of Units in the exchange offer, the Fund intends to periodically offer Units only to (1) Kiewit Stockholders who are Employees, (2) existing Limited Partners and (3) directors of the Fund (collectively, “Eligible Investors”). Limited Partners may transfer Units only in the limited circumstances described below. In addition, Kiewit (or an entity controlled by Kiewit) and the General Partner may acquire Units and are included within the definition of “Eligible Investors.” For purposes of transfer restrictions and repurchases of Units, the Fund intends to treat directors of the Fund as Employees. The Board may provide for a different treatment of directors of the Fund so long as such treatment complies with the ESC Order.

      Kiewit Stock. Kiewit Stock may only be owned by Employees and Kiewit Permitted Transferees (as defined below). No other persons are eligible to own Kiewit Stock. No holder, together with any authorized transferees, may beneficially own more than ten percent of the outstanding Kiewit Stock, calculated on a fully diluted basis.

Transfer Restrictions

      Units. The Partnership Agreement contains significant restrictions on the transfer of Units. Except as set forth below, the Partnership Agreement provides that a Limited Partner may transfer Units only back to the Fund. No Limited Partner will be permitted to transfer Units except in accordance with the Partnership Agreement, and any purported transfer not permitted by the Partnership Agreement will be void and of no effect.

      Transfers by Employees and Former Employees. A Limited Partner who is an Employee or Former Employee may transfer Units, at the end of a calendar quarter, having an aggregate net asset value of not less than $25,000 (such dollar amount and date restriction shall not apply to transfers occurring by operation of law as a result of the death of such Limited Partner) to a limited category of transferees. “Former Employees” are defined in the Partnership Agreement as individuals who were formerly Employees who owned Units at the time of the termination of their employment or directorship.

      “Permitted Transferees” of an Employee or Former Employee are limited to:

•	Spouses, children, parents, siblings and children’s spouses, including, in each case, pursuant to step or adoptive relationships (“Immediate Family Members”) of that Employee or Former Employee;

•	Fiduciaries for the benefit of that Employee or Former Employee, or of that Employee’s or Former Employee’s Immediate Family Members (or any combination thereof);

•	Any (a) trust or other entity the sole beneficiaries of which are that Employee, Former Employee or such Employee’s Immediate Family Members (or any combination thereof) or (b) corporation, limited liability company, partnership and/or other entity 100% beneficially owned by that Employee or Former Employee or such Employee’s Immediate Family Members (or any combination thereof) (“Qualified Investment Vehicles”); and

•	Fiduciaries for the benefit of Qualified Investment Vehicles with respect to that Employee or Former Employee.

Transfers of Units by an Employee or Former Employee to a Permitted Transferee may not be made for value, except for transfers to Immediate Family Members and transfers to Qualified Investment Vehicles and trusts for equity interests therein.

      Transfers by Permitted Transferees. At the end of a calendar quarter, with proper prior notice to the Fund, a Permitted Transferee may transfer Units only back to the original holder of the Units (but not for value) or to the Fund.

      Transfers by Kiewit Permitted Transferees. At the end of a calendar quarter, with proper prior notice to the Fund, a Kiewit Permitted Transferee (as defined below) that acquires Units in exchange for Kiewit Stock in the exchange offer may transfer Units only to the Kiewit Stockholder (or former Kiewit Stockholder) who transferred the exchanged Kiewit Stock to it (but not for value) or the Fund.

      Transfers by Kiewit to Kiewit Stockholders. Kiewit (or an entity controlled by Kiewit) may transfer Units to Kiewit Stockholders to the extent that such Kiewit Stockholders otherwise constitute Eligible Investors.

      The Board will strictly interpret the definitions of Eligible Investors and Permitted Transferees; provided that it is expressly authorized to interpret the phrase “Immediate Family Members” as broadly as the SEC may interpret such phrase from time to time in interpreting the term “employees’ securities company.”

      Limited Partners are not permitted to pledge Units for loans in connection with the ownership of Units or for any other purpose.

      Kiewit Stock. Holders of Kiewit Stock may generally, at any time on or prior to the 15th day of any calendar month, offer to sell to Kiewit, and, in accordance with Kiewit’s restated certificate of incorporation, Kiewit will purchase, some or all of their shares of such Kiewit Stock.

      In addition to transfers to Kiewit, Kiewit Stockholders may, with the prior approval of Kiewit’s board of directors, transfer such Kiewit Stock to Kiewit Permitted Transferees.

      “Kiewit Permitted Transferees” of a Kiewit Stockholder are limited to:

•	Fiduciaries for the benefit of members of the immediate family of that Kiewit Stockholder;

•	Corporations wholly owned by Kiewit Stockholders or Kiewit Stockholders and their spouses and/or children and fiduciaries for the benefit of such corporations; and

•	Charities and fiduciaries for charities designated by Kiewit Stockholders.

      No other transfers of Kiewit Stock are permitted.

      Holders of Kiewit Stock are permitted to pledge the Kiewit Stock for loans in connection with the ownership of Kiewit Stock.

Issuer Obligation to Repurchase

      Units. No Limited Partner will have the right to require the Fund to redeem that Unit or portion thereof and no Limited Partner may withdraw any capital from the Fund.

      To provide Limited Partners with a degree of liquidity, and the ability to receive net asset value on a disposition of Units, the Fund intends to conduct offers to repurchase Units at the beginning of each year, which repurchase will be effected as of the last business day of March. Annual repurchase offers will be conducted each year for (i) 5% to 25% of the Fund’s outstanding Units plus (ii) all Units held by that year’s newly-terminated Employees (and certain of their permitted transferees). An Employee will be considered “newly-terminated” only during the first annual repurchase offer in which such Employee is eligible to participate after such that person’s status as an Employee terminates for any reason (e.g., retirement, resignation, permanent disability, death, or termination with or without cause). Limited Partners may only submit repurchase requests with respect to whole Units, except in the case of a Limited Partner that holds less than a whole Unit who will be permitted to submit not less than his, her or its entire holdings of Units. Units are repurchased at their net asset value; the Fund does not charge a repurchase fee. Annual repurchase offers are made pursuant to a fundamental policy of the Fund that may be changed only with the approval of Limited Partners.

      For a detailed description of the terms of the annual repurchase offers, see “Annual Repurchase Offers” in Fund’s prospectus, a copy of which is attached to this offer to exchange/prospectus as Appendix A.

      Kiewit Stock. A Kiewit Stockholder may offer to sell all or a part of the shares of Kiewit Stock owned by such holder to Kiewit at any time on or prior to the 15th day of any calendar month, at the then current formula price, and Kiewit must generally accept such offer, with payment to be made within 60 days after the date of the offer.

      Kiewit may suspend its duties to repurchase Kiewit Stock upon a determination by the Board of Directors of Kiewit that the formula value for such Kiewit Stock to be determined at the end of the current fiscal year is likely to be less than the formula price determined at the end of the prior fiscal year, less dividends declared since the prior fiscal year end. The suspension period may not exceed 12 months. No voluntary tenders of Kiewit Stock will be accepted during the suspension period. During the suspension period, required repurchases (e.g., upon employment termination) will continue, but the repurchase price will be paid only upon the end of the suspension period and will be determined as follows: (1) if the suspension period ends during the first half of the fiscal year (before July 1), the repurchase price will be the formula price determined as of the end of the prior fiscal year (less dividends declared since the prior fiscal year end); and (2) if the suspension period ends during the second half of the fiscal year (after June 30), the repurchase price will be the formula price determined at the end of suspension period.

Ability of the Issuer to Repurchase

      Units. The Partnership Agreement provides that the Fund may repurchase Units as follows:

•	Upon the death of a Limited Partner that is not an Employee or Former Employee, the Fund may, at its option, repurchase any or all Units held by that Limited Partner;

•	Upon the death of an Employee or Former Employee, the Fund may, at its option, repurchase (a) any or all Units originally issued to that Employee or Former Employee, regardless of whether such Units are held by the Employee’s or Former Employee’s Permitted Transferees and/or (b) any or all Units originally issued to such Employee’s or Former Employee’s Kiewit Permitted Transferees in exchange for shares of Kiewit Stock;

•	Upon the termination of employment of an Employee from Kiewit or an affiliated or formally affiliated company, the Fund may, at its option, repurchase (a) any or all Units originally issued to that Employee, regardless of whether such Units are held by the Employee’s Permitted Transferees and/or (b) any or all Units originally issued to such Employee’s Kiewit Permitted Transferees in exchange for shares of Kiewit Stock;

•	The Fund may, at its option, repurchase any or all Units held by a Limited Partner: (a) in the event of any attempted unauthorized transfer of Units by the Limited Partner, (b) in the event that the Fund determines that the continued participation in the Fund by the Limited Partner could jeopardize the tax or regulatory status of the Fund or otherwise harm the Fund or other Limited Partners, or (c) in the event of any breach of the Partnership Agreement by the Limited Partner; and

•	The Fund may, at its option, repurchase any or all Units held by a Limited Partner claiming Financial Hardship in order to satisfy such Financial Hardship.

      “Financial Hardship” for this purpose, will be interpreted in accordance with the “deemed hardship distribution standards” of Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(A).

      Kiewit Stock. Kiewit’s restated certificate of incorporation provides that Kiewit may repurchase shares of Kiewit Stock as follows:

•	Upon the death, retirement or other termination of employment of a Kiewit Stockholder all such Kiewit Stock held by such Kiewit Stockholder and by such Kiewit Stockholder’s Kiewit Permitted Transferees must be sold back to Kiewit;

•	Upon the voluntary tender of part of a Kiewit Stockholder’s Kiewit Stock, or in the event of an attempted prohibited transfer of such Kiewit Stock, Kiewit may, at its option, require the Kiewit Stockholder to sell any or all of the remaining Kiewit Stock held by such Kiewit Stockholder back to Kiewit;

•	Upon a determination by the board of directors of Kiewit that the amount of Kiewit Stock held by a Kiewit Stockholder and/or such holder’s Kiewit Permitted Transferees is excessive in view of Kiewit’s policy that the level of a holder’s ownership should reflect certain factors, including, but not limited to, the relative contribution of the Kiewit Stockholder to the economic performance of Kiewit, the effort being put forth by such holder and/or the level of responsibility of such Kiewit Stockholder, Kiewit shall have the option to purchase from such Kiewit Stockholder and/or such Kiewit Stockholder’s Kiewit Permitted Transferees an amount of Kiewit Stock sufficient to decrease the amount of Kiewit Stock owned by such Kiewit Stockholder and/or such Kiewit Stockholder’s Kiewit Permitted Transferees to an amount that Kiewit, in its discretion, believes is appropriate; and

•	A Kiewit Stockholder whose direct and indirect ownership of shares of Kiewit Stock exceeds ten percent of the fully diluted shares on January 1 of any year is required to sell the amount of shares in excess of ten percent back to Kiewit (although the holder has the option to defer such redemption until January 1 of the following calendar year).

Purchase and Sale Price

      Units. The Fund will purchase and sell Units at net asset value. The Fund’s net asset value is the value of the Fund’s total assets less its liabilities. In computing net asset value, securities and assets of the Fund will be valued at market value, if market quotations are readily available, or will be valued at fair value as determined by in good faith by the Board or in accordance with procedures adopted by the Board. Expenses of the Fund and its liabilities (including the amount of any borrowings) are taken into account for purposes of computing net asset value.

      Kiewit Stock. Kiewit purchases and sells shares of Kiewit Stock at the formula price of each share of Kiewit Stock. The formula price is based upon the adjusted book value of Kiewit at the end of the prior fiscal year. The formula price is determined by reducing the prior year’s book value of Kiewit by: (1) the book value of property, plant and equipment used in Kiewit’s construction operations and (2) the total stockholders’ equity attributable to outstanding preferred stock, if any. This value is then increased by the face amount of any outstanding debentures convertible into Kiewit Stock and the result is divided by the number of fully diluted shares of outstanding Kiewit Stock (including Kiewit Stock reserved for issuance upon conversion of outstanding convertible debentures) as of the end of such prior fiscal year. This quotient is rounded to the nearest $0.05 and the result represents the adjusted book value per share of Kiewit Stock. The adjusted book value per share of Kiewit Stock is then reduced by the amount of any dividends per share declared on Kiewit Stock since the prior year end to determine the formula price per share of Kiewit Stock.

Liquidation

      Units. Upon dissolution of the Fund, the Board shall select a liquidator. Assets of the Fund shall be liquidated as promptly as possible in a manner reasonably designed to maximize proceeds to the Fund. The liquidator shall then wind up the affairs of the Fund and distribute the proceeds of the Fund by the end of the calendar year of the liquidation (or, if later, within 90 days after the date of such liquidation) in the following order or priority: (i) to the payment of the expenses of liquidation and to creditors (including Limited Partners who are creditors, to the extent permitted by law) in satisfaction of liabilities of the Fund in the order of priority as provided by law; (ii) to the setting up of any reserves that the liquidator may deem necessary or appropriate for any anticipated obligations or contingencies of the Fund or of the liquidator arising out of or in connection with the operation or business of the Fund, which reserves may be paid over by the liquidator to an escrow agent or trustee proposed and approved by the liquidator to be disbursed by such escrow agent or trustee in payment of any of the Fund’s obligations or contingencies and then distributed by such escrow agent or trustee in the manner hereinafter provided; (iii) to the Limited Partners or their legal representatives in accordance with the positive balances in their respective capital accounts, as determined after taking into account all adjustments to capital accounts for all periods.

      Kiewit Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of Kiewit, after there shall have been paid or set apart for the holders of any series of Kiewit preferred stock having a preference over Kiewit Stock with respect to distributions upon liquidation the full amount to which they are entitled, the remaining assets available for distribution to Kiewit Stockholders shall be distributed to the holders of Kiewit Stock on a pro rata basis.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of the material U.S. federal income tax considerations generally applicable under the Internal Revenue Code of 1986, as amended (the “Code”), to a Kiewit Stockholder who exchanges shares of Kiewit Stock for Units and/or cash in the exchange offer.

      This discussion is based on the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations, possibly with retroactive effect. This discussion is for general information only and does not address all of the tax consequences that may be relevant to a particular Kiewit Stockholder or to Kiewit Stockholders subject to special treatment under U.S. federal income tax law.

      This discussion is limited to individuals who hold their shares of Kiewit Stock as capital assets. This summary addresses only individuals who are (1) U.S. citizens (other than U.S. citizens who are also residents of Puerto Rico or Canada) or residents of the U.S. (as defined for U.S. federal income tax purposes) or (2) residents of Canada (within the meaning of Canadian income tax law) who are not also U.S. citizens. The tax consequences to other individuals, and to all Kiewit Stockholders that are entities, are not discussed herein. In addition, except as expressly described herein, this summary does not address any federal estate tax considerations or any state, local or foreign tax considerations related to the exchange offer.

      No ruling has been or will be sought from the IRS regarding any matter discussed herein, nor has counsel to Kiewit rendered any legal opinion regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any portion of the discussion set forth below. Kiewit Stockholders must consult their own tax advisors as to the U.S. federal income tax consequences of the exchange of shares of Kiewit Stock for Units and/or cash in the exchange offer, as well as the effects of state, local and non-U.S. tax laws. Moreover, the tax consequences of ownership of Units are not described herein, and Kiewit Stockholders are urged to review the Fund’s prospectus, a copy of which is attached to this offer to exchange/ prospectus as Appendix A.

Classification of Exchange Offer for U.S. Federal Income Tax Purposes

In General

      The receipt of Units and/or cash in the exchange offer will be a taxable transaction for U.S. federal income tax purposes in the year actually or constructively received by the Kiewit Stockholder. Kiewit expects to report the proceeds received in exchange for shares of Kiewit Stock in the exchange offer as dividends paid to Kiewit Stockholders. The receipt of a Unit will have the same tax consequences to a Kiewit Stockholder as the receipt of cash in an amount equal to the fair market value of a Unit. Receipt of Units rather than cash will not result in a tax benefit to Kiewit Stockholders. It is expected that each 0.00128 of a Unit will have a fair market value (as well as a net asset value) of $32.00, and that for each 0.00128 of a Unit that you receive, you will be subject to the same tax consequences as if you received $32.00 in cash.

      Because the receipt of Units and/or cash will be taxable, Kiewit Stockholders should carefully consider the amount of cash that they will need to pay the tax on the receipt of Units. Neither the Fund nor Kiewit will make any distribution designed to enable Limited Partners to satisfy their income tax obligations arising as a result of the receipt of Units in the exchange offer. In determining what portion of your shares of Kiewit Stock to tender for Units, you should carefully consider your anticipated U.S. federal tax obligations (including regular and alternative minimum tax, and estimated tax, and the U.S. income tax withholding on Canadian holders of Kiewit Stock), as well as state, local and foreign tax obligations with respect to the receipt of Units, and your need for cash to pay those obligations.

Dividend or Exchange Treatment

      The amount and character of the income recognized on the receipt of Units and/or cash in the exchange offer will depend on whether the transaction is characterized for U.S. federal income tax purposes as a “dividend” or instead as an “exchange” of the shares of Kiewit Stock.

      Whether the proceeds received in exchange for shares of Kiewit Stock in the exchange offer are treated as dividend income or as giving rise to sale or exchange treatment depends on the particular facts of each Kiewit Stockholder. Nevertheless, Kiewit expects the exchange offer to result in a pro rata distribution to each Kiewit Stockholder and, if so, the proceeds received by each Kiewit Stockholder should be characterized as dividend payments for U.S. federal income tax purposes. Under the Code, the distribution to a Kiewit Stockholder of Units or cash in the exchange offer will be treated as a dividend for U.S. federal income tax purposes unless:

(1) the distribution is “substantially disproportionate” with respect to the Kiewit Stockholder;

(2) the distribution results in a “complete redemption” of all of Kiewit Stock owned by the Kiewit Stockholder; or

(3) the distribution is “not essentially equivalent to a dividend.”

      In determining whether any of the three tests is satisfied, a Kiewit Stockholder must take into account not only shares of Kiewit Stock actually owned by such Kiewit Stockholder but also shares that are “constructively owned” by such Kiewit Stockholder under Section 318 of the Code. Generally, a Kiewit Stockholder will be considered to constructively own shares of Kiewit Stock that are actually owned, and in some cases constructively owned, by certain related individuals and certain related entities in which the Kiewit Stockholder, a related individual, or a related entity has an interest. Kiewit does not expect any of the three tests to be satisfied by any Kiewit Stockholder.

Consequences to U.S. Holders of Kiewit Stock

Exchange Treatment

      If any of the three tests for “exchange” treatment were met, a U.S. holder of Kiewit Stock would recognize gain or loss equal to the difference between (1) the sum of the fair market value of any Units and the amount of any cash received in the exchange, and (2) the tax basis of the shares of Kiewit Stock surrendered. Any capital gain or loss would be long-term capital gain or loss if the shares of Kiewit Stock were held for more than one year at the time of the exchange, and short-term capital gain or loss if held for one year or less. The basis and holding period of shares surrendered would be determined by reference to the particular certificates that the Kiewit Stockholder surrendered.

Dividend Treatment

      If, as Kiewit expects, none of the three tests for “exchange” treatment are met, a U.S. holder of Kiewit Stock will be treated as receiving a dividend in an amount equal to the sum of the fair market value of any Units and the amount of any cash received in the exchange offer, so long as Kiewit has sufficient current or accumulated earnings and profits, as Kiewit believes it does. In that event, the holder’s tax basis in the shares of Kiewit Stock surrendered will not reduce the amount of the dividend, but will be added to the tax basis of the U.S. holder of Kiewit Stock’s remaining shares of Kiewit Stock.

      Under recently enacted tax legislation, qualified dividend income received or treated as received by an individual in taxable years prior to 2009 is eligible for taxation at long-term capital gain rates (currently a maximum federal income tax rate of 15 percent). It is anticipated that, to the extent that the proceeds of the redemption are treated as dividends, they will generally be qualified dividends to individual Kiewit Stockholders. However, a dividend will not be treated as a qualified dividend to the extent that the Kiewit Stockholder elects to take all or part of such dividend into account as investment income under Section 163(d)(4)(B) of the Code.

Alternative Minimum Tax

      While the current maximum federal income tax rate on dividends and long-term capital gains is 15%, many Kiewit Stockholders will likely be subject to federal and/or state alternative minimum tax. Thus, tax due resulting from the exchange of Kiewit Stock in the exchange offer may be substantially higher than the combined federal tax rate of 15% and the applicable state tax rate. Each U.S. holder of Kiewit Stock is urged to consult such holder’s own tax advisor as to the particular tax consequences of the exchange offer to such holder.

Information Reporting and Backup Withholding

      If a person making a payment is unable to determine the portion of the payment that is a dividend, the payor must, for information reporting purposes, treat the entire amount of the payment as a dividend. Kiewit expects that the entire amount of the distribution of Units or cash in the exchange offer will constitute dividends for U.S. federal income tax purposes. Accordingly, Kiewit will report the entire amount of the distribution of Units or cash in the exchange offer as a dividend.

      Backup withholding at a rate of 28% will apply if a Kiewit Stockholder fails to provide an accurate taxpayer identification number or a certificate that the Kiewit Stockholder is exempt from backup withholding, or if the IRS notifies Kiewit that a Kiewit Stockholder is subject to backup withholding. A Kiewit Stockholder may be entitled to a federal income tax credit for the amount of any backup withholding if the required information is furnished to the IRS.

Consequences to Canadian Holders of Kiewit Stock

Exchange Treatment

      If any of the three tests for “exchange” treatment were met, a Canadian holder would realize a gain or loss equal to the difference between (1) the sum of the fair market value of any Units and the amount of any cash received in the exchange, and (2) the tax basis of the shares of Kiewit Stock surrendered. Because Kiewit has determined that it is not, and has not been during the applicable testing period, a “United States real property holding corporation,” any such gain will not be subject to U.S. tax unless such gain relates to a “permanent establishment” or “fixed base” within the meaning of the U.S.-Canada income tax treaty maintained by the Canadian holder.

Dividend Treatment

      If, as Kiewit expects, none of the three tests for “exchange” treatment will be met, a Canadian holder of Kiewit Stock will be treated as receiving a dividend in an amount equal to the sum of the fair market value of any Units and the amount of any cash received in the exchange offer, so long as Kiewit has sufficient current or accumulated earnings and profits, as Kiewit believes it does. The gross amount of any dividends distributed to a Canadian holder of Kiewit Stock is subject to U.S. withholding tax. While dividends distributed by U.S. corporations to non-U.S. shareholders generally are subject to a 30% U.S. withholding tax, such tax should be reduced to 15% in the case of a Canadian holder of Kiewit Stock entitled to the benefits of the U.S.-Canada income tax treaty. In order to be entitled to the reduced rate, a Canadian holder of Kiewit Stock must provide to Kiewit before the distribution a U.S. Form W-8BEN: Certificate of Foreign Status of Beneficial Owner for United States Withholding.

      Kiewit will assume that all distributions to Canadian holders of Kiewit Stock will be treated as dividends and will withhold U.S. tax from such distributions at applicable rates. If a Canadian holder of Kiewit Stock determines that the distribution qualifies for exchange treatment, such Canadian holder of Kiewit Stock may file a claim for refund with the U.S. Internal Revenue Service of the tax withheld by Kiewit.

Withholding Payment

      If a Canadian holder of Kiewit Stock does not elect sufficient cash in the exchange offer to cover the U.S. withholding, such holder will be required to immediately reimburse Kiewit for such shortfall.

      Redemption. The U.S. federal income tax consequences of the redemption of Kiewit Stock for cash from any Kiewit Stockholder who does not participate in the exchange offer up to the maximum specified percentage are expected to be identical to the U.S. federal income tax consequences of the exchange offer.

      The foregoing discussion is intended only as a summary and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences of the exchange offer and redemption. Because individual circumstances may differ, you are urged to consult your own tax advisor as to the specific tax consequences to you of the exchange offer and redemption, including the applicable federal, state, local and foreign tax consequences.

MATERIAL CANADIAN FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of the material Canadian federal income tax considerations generally applicable under the Income Tax Act (Canada) (the “Canadian Act”), to a Kiewit Stockholder who receives Units and/or cash in exchange for Kiewit Stock and who, for purposes of the Canadian Act, is an individual (other than a trust) resident in Canada, holds Kiewit Stock, and will hold any Units as capital property, deals at arm’s length with Kiewit and the General Partner and is not affiliated with Kiewit or the General Partner within the meaning of the Canadian Act. Such individuals shall be referred to herein as “Canadian holders”.

      This summary does not apply to a corporation, trust or other entity or to a person who is not a resident in Canada. The discussion does not address all of the tax consequences that may be relevant to a particular Canadian holder. No ruling or other guidance has been or will be sought from the Canada Revenue Agency (“CRA”) regarding any matter discussed herein. In addition, it is based on the current provisions of the Canadian Act and the regulations thereunder (the “Canadian Regulations”), in force on the date hereof, specific proposals (the “Tax Proposals”) to amend the Canadian Act or the Canadian Regulations publicly announced by the Canadian Minister of Finance prior to the date hereof and an understanding of the current published administrative and assessing practices of the CRA. Except for the Tax Proposals, this summary does not take into account or anticipate any proposed changes to the law or to the CRA’s administrative and assessing practices, whether by legislative, governmental or judicial actions.

      The following discussion is intended to be a general description of the Canadian federal income tax considerations generally applicable to a Canadian holder by reason of the exchange. The Canadian tax consequences of ownership of Units are not described herein. Canadian holders are urged to review the Fund’s prospectus, a copy of which is attached to this offer to exchange/prospectus as Exhibit A. Each Canadian holder is urged to consult such holder’s own tax advisor as to the particular tax consequences of the exchange as well as the ownership of Units, including the applicability and effect of any provincial, local or foreign laws and of changes in applicable tax laws.

      Canadian Holder Foreign Currency Translation Issues. In general, all amounts relevant to the computation of income and gains under the Canadian Act which are at any time paid, received, distributed, valued or expressed in foreign currency must be translated into Canadian dollars using an appropriate exchange rate for that time.

      Exchange of Kiewit Stock. A Canadian holder who receives Units and/or cash in exchange for Kiewit Stock will generally realize a capital gain (or a capital loss) in the calendar year in which the exchange occurs to the extent that the fair market value of the Units and the amount of cash received exceeds (or is exceeded by) the Canadian holder’s adjusted cost base of such holder’s Kiewit Stock surrendered. The Canadian holder’s cost of any Units so acquired will be equal to the fair market value thereof on the date of acquisition. The fair market value of a Unit at the time of the exchange is expected to be equal to 0.00128 of the formula price of the Kiewit Stock surrendered.

      A Canadian holder may be entitled to a foreign tax credit or deduction for U.S. withholding tax paid by the Canadian holder for the same year with respect to the exchange, subject to the detailed rules and limitations in the Canadian Act in that regard. Canadian holders should consult their own tax advisors regarding the application of these rules and limitations in their particular circumstances.

      Alternative Minimum Tax. The realization of capital gains is one factor that may in some circumstances give rise to alternative minimum tax under the Canadian Act.

      Redemption. The Canadian federal income tax consequences of the redemption of Kiewit Stock for cash from any Kiewit Stockholder who does not participate in the exchange offer up to the maximum specified percentage are expected to be identical to the Canadian federal income tax consequences of the exchange offer.

LEGAL MATTERS

      The validity of the Units being issued in the exchange offer will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP.

WHERE YOU CAN FIND MORE INFORMATION

      Kiewit files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You may read and copy any reports, statements or other information filed by Kiewit at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Kiewit’s SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at “http://www.sec.gov.”

      Information about the Fund is included in the Fund’s prospectus, dated                     , 2004, which has been filed with the SEC in the Fund’s Registration Statement on Form N-2. A copy of that prospectus is attached to this offer to exchange/prospectus as Appendix A. Additional information about the Fund is included in the Fund’s Statement of Additional Information, dated                     , 2004, which has been filed with the SEC and is incorporated herein by reference. Following the exchange offer, the Fund will be required to file reports and other information with the SEC. You may read and copy any reports, statements or other information filed by the Fund at the SEC’s public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Fund’s SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at “http://www.sec.gov.”

      The Fund filed a registration statement on Form N-14 to register with the SEC the Units to be issued to Kiewit Stockholders who tender their shares in the exchange offer and whose shares of Kiewit Stock are accepted for exchange. Kiewit has also filed a tender offer statement on Schedule TO with respect to the exchange offer. This offer to exchange/prospectus is a part of that registration statement. As allowed by SEC rules, this offer to exchange/prospectus does not contain all the information you can find in the registration statement, or the exhibits to the registration statement.

      You should rely only on the information contained in this offer to exchange/prospectus or in the letter of transmittal in connection with the exchange offer. Neither Kiewit nor the Fund has authorized anyone to provide you with information that is different from what is contained in this offer to exchange/prospectus. This offer to exchange/prospectus is dated                     , 2004. You should not assume that the information contained in this offer to exchange/prospectus is accurate as of any date other than such date, and neither the mailing of this offer to exchange/prospectus to Kiewit Stockholders nor the issuance of Units shall create any implication to the contrary.

      This offer to exchange/prospectus does not constitute an offer to sell or a solicitation of any offer to buy any of the Units in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction. Kiewit is not aware of any jurisdiction where the making of the exchange offer or the acceptance thereof would not be in compliance with applicable law. If Kiewit becomes aware of any jurisdiction where the making of the exchange offer or acceptance thereof would not be in compliance with any valid applicable law, Kiewit will make a good faith effort to comply with such law. If, after such good faith effort, Kiewit cannot comply with such law, the exchange offer will not be made to, nor will tenders be accepted from or on behalf of, holders of shares of Kiewit Stock in any such jurisdiction.

PRO FORMA FINANCIAL INFORMATION

      The pro forma consolidated financial information of Kiewit has been prepared to give effect, as further described below, to the exchange offer.

      The pro forma consolidated condensed statements of earnings assume that these transactions are consummated on December 29, 2002. The pro forma consolidated condensed balance sheet assumes that these transactions are consummated as of June 30, 2004.

      The pro forma consolidated information assumes that 12.5 million shares of Kiewit Stock will be exchanged for either cash or Units with an aggregate value of $400 million. The pro forma consolidated information also assumes that the Fund will not be consolidated by Kiewit upon completion of the exchange offer.

      The pro forma consolidated financial information is not intended to reflect results of operations or the financial position of Kiewit which actually would have resulted had these transactions been effected on the dates indicated. Moreover, the pro forma information is not intended to be indicative of future results of operations or financial position of Kiewit.

      The pro forma consolidated financial information should be read in conjunction with Kiewit’s historical financial statements and the notes thereto, which are contained in the Statement of Additional Information.

PETER KIEWIT SONS’, INC.

PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS

Six Months Ended June 30, 2004
(dollars in millions, except per share data)
(Unaudited)

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenue	$1,512	$—		$1,512
Cost of revenue	(1,348)	—		(1,348)
Margin	164	—		164
General and administrative expenses	(117)	—	(a)	(117)
Gain on sale of operating assets	6	—		6

Operating income	53	—		53
Other income (expense):
Investment income	5	(3	)(b)	2
Interest expense	(2)	—		(2)
Other, net	5	—		5

	8	(3)		5

Income before income taxes	61	(3)		58
Income tax expense	(23)	1	(a)(b)	(22)

Net income	$38	$(2)		$36

Earnings per share:
Basic	$1.27			$2.08

Diluted	$1.23	$1.96

Weighted average shares (in thousands):
Basic	29,903	(12,500	)(c)	17,403

Diluted	31,198	(12,500	)(c)	18,698

See accompanying notes to pro forma consolidated condensed financial statements.

PETER KIEWIT SONS’, INC.

PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS

Year Ended December 27, 2003
(dollars in millions, except per share data)

		Pro Forma
	Historical	Adjustments		Pro Forma

	(unaudited)
Revenue	$3,375	$—		$3,375
Cost of revenue	(2,927)	—		(2,927)

Margin	448	—		448
General and administrative expenses	(223)	—	(a)	(223)
Gain on sale of operating assets	12	—		12

Operating income	237	—		237
Other income (expense):
Investment income and equity earnings	14	(8	)(b)	6
Interest expense	(7)	—		(7)
Other, net	6	—		6

	13	(8)		5

Income before income taxes and cumulative effect of change in accounting principle	250	(8)		242
Income tax expense	(96)	3	(a)(b)	(93)

Income before cumulative effect of change in accounting principle	154	(5)		149
Cumulative effect of change in accounting principal, net of tax	3	—		3

Net income	$157	$(5)		$152

Earnings per share:
Basic	$5.38			$9.15

Diluted	$5.18			$8.53

Weighted average shares (in thousands):
Basic	29,077	(12,500	)(c)	16,577

Diluted	30,346	(12,500	)(c)	17,846

See accompanying notes to pro forma consolidated condensed financial statements.

PETER KIEWIT SONS’, INC.

PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

June 30, 2004
(dollars in millions)
(unaudited)

		Pro Forma
	Historical	Adjustments		Pro Forma

Current Assets:
Cash and cash equivalents	$504	$(400	)(a)	$104
Available-for-sale securities	104	—		104
Receivables, net	356	—		356
Unbilled contract revenue	95	—		95
Contract costs in excess of related revenue	28	—		28
Investment in construction joint ventures	263	—		263
Deferred income taxes	80	—		80
Other	46	—		46

Total Current Assets	1,476	(400)		1,076
Property plant and equipment, net	336	—		336
Other Assets	85	—		85

	$1,897	$(400)		$1,497

Current liabilities:
Accounts payable	$183	$3	(b)	$186
Current portion of long-term debt	10	—		10
Accrued costs on construction contracts	146	—		196
Billings in excess of related costs and earnings	196	—		146
Distributions and costs in excess of investment in construction joint ventures	48	—		48
Accrued insurance costs	75	—		75
Accrued payroll	32	—		32
Other	19	—		19

Total current liabilities	709	3		712
Long-term debt, less current portion	25	—		25
Deferred income taxes	43	—		43
Accrued reclamation	6	—		6
Minority interest	1	—		1
Redeemable common stock
Common stock	—	—		—
Additional paid-in capital	239	(100	)(a)	139
Accumulated other comprehensive income	2	—		2
Retained earnings	872	(303	)(a)(b)	569

Total redeemable common stock	1,113	(403)		710

	$1,897	$(400)		$1,497

See accompanying notes to pro forma consolidated condensed financial statements.

PETER KIEWIT SONS’, INC.

NOTES TO PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

1.     Basis of Reporting

      The accompanying pro forma consolidated condensed financial statements of Peter Kiewit Sons’, Inc. (“Kiewit”) are presented based upon the historical consolidated financial statements and notes thereto, as adjusted to give effect to the exchange offer. The pro forma consolidated information assumes that 12.5 million shares of Kiewit’s outstanding $0.01 par value common stock (“Kiewit Stock”) will be exchanged for either cash or units of limited partnership interest (“Units”) of the Kiewit Employees Diversified Investment Fund, L.P. (“the Fund”) with an aggregate value of $400 million. The pro forma consolidated information also assumes that the Fund will not be consolidated by Kiewit upon completion of the exchange offer.

      Such pro forma consolidated financial statements should be read in conjunction with the separate historical consolidated financial statements and the notes thereto of Kiewit, included in the Statement of Additional Information. Such pro forma consolidated financial statements are not necessarily indicative of the future results of operations or financial position.

      Completion of the exchange offer has been assumed to be as of June 30, 2004 in the pro forma consolidated condensed balance sheet. In the pro forma consolidated condensed statements of earnings, completion of the exchange offer has been assumed to be as of December 29, 2002. If less than $0.5 million, no adjustment has been made due to the effects of rounding.

      The significant accounting policies followed by Kiewit, described in the notes to Kiewit’s historical consolidated financial statements included elsewhere herein, have been used in preparing the accompanying pro forma consolidated condensed financial statements.

2.	Statement of Earnings Pro Forma Adjustments

      Adjustments made to Kiewit’s historical consolidated statements of earnings in preparation of the Pro Forma Consolidated Condensed Statements of Earnings are described below:

(a) Adjustment made to eliminate less than $0.5 million of nonrecurring costs and related income tax expense incurred during the first six months of 2004 associated with effecting the Exchange Offer. The total nonrecurring costs to effect this transaction are estimated to be $3 million.

(b) Adjustment made to reflect a decrease in interest income and related income tax expense due to the transfer of $400 million in cash and cash equivalents and marketable securities to the investment fund.

(c) Adjustment made to reflect the exchange of $400 million of Kiewit Stock at the current formula price for cash or Units of the Fund.

3.	Balance Sheet Pro Forma Adjustment

      Kiewit’s historical consolidated condensed balance sheet was adjusted in preparation of the Pro Forma Consolidated Condensed Balance Sheet to reflect:

(a) the exchange of $400 million of Kiewit Stock at the current formula price for cash and Units of the Fund.

(b) the accrual of all costs associated with the Fund’s organization and the initial offering of Units in the exchange offer. These costs are estimated to be $3 million.

4.	Earnings Per Share

      Basic and diluted earnings per share of Kiewit’s common stock have been computed using the weighted average number of shares outstanding during each period after giving effect to common stock equivalents.

PRO FORMA FINANCIAL INFORMATION

      The pro forma financial information of the Fund has been prepared to give effect, as further described below, to the exchange offer.

      The pro forma condensed statements of earnings assume that these transactions are consummated on December 29, 2002. The pro forma condensed balance sheet assumes that these transactions are consummated as of June 30, 2004.

      The pro forma information assumes two separate scenarios. The scenarios are as follows: 12.5 million shares of Kiewit Stock with an aggregate formula price of $400 million are validly tendered in exchange for 12,000 Units and $100 million of cash (Scenario 1) and 8,000 Units and $200 million of cash (Scenario 2).

      The pro forma financial information is not intended to reflect results of operations or the financial position of the Fund which actually would have resulted had these transactions been effected on the dates indicated. Moreover, the pro forma information is not intended to be indicative of future results of operations or financial position of the Fund.

      The pro forma financial information should be read in conjunction with the Fund’s historical financial statements and the notes thereto, which are contained in the Statement of Additional Information.

KIEWIT EMPLOYEES DIVERSIFIED INVESTMENT FUND L.P.

PRO FORMA CONDENSED STATEMENTS OF EARNINGS

Six Months Ended June 30, 2004
(unaudited)
(Scenario 1)

		Pro Forma
	Historical	Adjustments		Pro Forma

	(dollars in millions,
	except per share data)
Investment income	$—	$2	(a)	$2

Net income	$—	$2		$2

Net earnings per unit:
Basic and diluted	$—	$205.01		$205.01

Weighted average units:
Basic and diluted	—	12,001	(b)	12,001

See accompanying notes to pro forma condensed financial statements.

KIEWIT EMPLOYEES DIVERSIFIED INVESTMENT FUND L.P.

PRO FORMA CONDENSED STATEMENTS OF EARNINGS

Year Ended December 27, 2003
(Scenario 1)

		Pro Forma
	Historical	Adjustments		Pro Forma

	(Dollars in millions,
	except per share data)
	(Unaudited)
Investment income	$—	$6	(a)	$6

Net income	$—	$6		$6

Net earnings per unit:
Basic and diluted	$—	$529.44		$529.44

Weighted average units:
Basic and diluted	—	12,001	(b)	12,001

See accompanying notes to pro forma condensed financial statements.

KIEWIT EMPLOYEES DIVERSIFIED INVESTMENT FUND L.P.

PRO FORMA CONDENSED STATEMENTS OF EARNINGS

Six Months Ended June 30, 2004
(Scenario 2)

		Pro Forma
	Historical	Adjustments		Pro Forma

	(Dollars in millions,
	except per share data)

	(Unaudited)
Investment income	$—	$2	(a)	$2

Net income	$—	$2		$2

Net earnings per unit:
Basic and diluted	$—	$205.00		$205.00

Weighted average units:
Basic and diluted	—	8,001	(b)	8,001

See accompanying notes to pro forma condensed financial statements.

KIEWIT EMPLOYEES DIVERSIFIED INVESTMENT FUND L.P.

PRO FORMA CONDENSED STATEMENTS OF EARNINGS

Year Ended December 27, 2003
(Scenario 2)

		Pro Forma
	Historical	Adjustments		Pro Forma

	(Dollars in millions,
	except per share data)
	(Unaudited)
Investment income	$—	$4	(a)	$4

Net income	$—	$4		$4

Net earnings per unit:
Basic and diluted	$—	$529.41		$529.41

Weighted average units:
Basic and diluted	—	8,001	(b)	8,001

See accompanying notes to pro forma condensed financial statements.

KIEWIT EMPLOYEES DIVERSIFIED INVESTMENT FUND L.P.

PRO FORMA CONDENSED BALANCE SHEET

June 30, 2004
(Scenario 1)

		Pro Forma
	Historical	Adjustments	Pro Forma

	(Dollars in millions)
	(Unaudited)
Cash	$—	$300	$300

Total assets	$—	$300	$300

Net assets (equivalent to $25,000 per unit, 12,001 units outstanding)	$—	$300	$300

See accompanying notes to pro forma condensed financial statements.

KIEWIT EMPLOYEES DIVERSIFIED INVESTMENT FUND L.P.

PRO FORMA CONDENSED BALANCE SHEET

June 30, 2004
(Scenario 2)

		Pro Forma
	Historical	Adjustments	Pro Forma

	(Dollars in millions)
	(Unaudited)
Cash	$—	$200	$200

Total assets	$—	$200	$200

Net assets (equivalent to $25,000 per unit, 8,001 units outstanding)	$—	$200	$200

See accompanying notes to pro forma condensed financial statements.

KIEWIT EMPLOYEES DIVERSIFIED INVESTMENT FUND L.P.

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS

1.	Basis of Reporting

      The accompanying pro forma condensed financial statements of Kiewit Employees Diversified Investment Fund L.P. (“the Fund”) are presented based upon the historical financial statements and notes thereto, as adjusted to give effect to the exchange offer.

      The pro forma information assumes two separate scenarios. The scenarios are as follows: 12.5 million shares of Peter Kiewit Sons’, Inc. outstanding $0.01 par value common stock (“Kiewit Stock”) with an aggregate formula price of $400 million are validly tendered in exchange for 12,000 units of limited partnership interest (“Units”) and $100 million of cash (Scenario 1) and 8,000 Units and $200 million of cash (Scenario 2).

      Such pro forma financial statements should be read in conjunction with the separate historical financial statements and the notes thereto of the Fund, included in the Statement of Additional Information. Such pro forma financial statements are not necessarily indicative of the future results of operations or financial position.

      Completion of the foregoing transactions has been assumed to be as of June 30, 2004 in the pro forma condensed balance sheet. In the pro forma condensed statements of earnings, completion of these transactions has been assumed to be as of December 29, 2002. If less than $0.5 million, no adjustment has been made due to the effects of rounding.

      The significant accounting policies followed by the Fund, described in the notes to the Fund’s historical financial statements included elsewhere herein, have been used in preparing the accompanying pro forma condensed financial statements.

2.	Statement of Earnings Pro Forma Adjustments

      Adjustments made to the Fund’s historical statements of earnings in preparation of the Pro Forma Condensed Statements of Earnings are described below:

(a) Adjustment made to reflect interest income due to the contribution of $300 million in cash (Scenario 1) and $200 million in cash (Scenario 2) to the Fund.

(b) Adjustment made to reflect the contribution of $300 million of cash (Scenario 1) and $200 million in cash (Scenario 2) for Units of the Fund.

3.	Balance Sheet Pro Forma Adjustment

      The Fund’s historical condensed balance sheet was adjusted in preparation of the Pro Forma Condensed Balance Sheet to reflect the contribution of $300 million of cash (Scenario 1) and $200 million in cash (Scenario 2) for Units of the Fund.

4.	Earnings Per Unit

      Basic and diluted earnings per unit of the Fund’s Units have been computed using the weighted average number of Units outstanding during each period after giving effect to common stock equivalents.

5.	Income Taxes

      The income, gain, loss and deduction of the Fund would be allocated among the holders of Units and the General Partner for tax purposes. Accordingly, no provision has been made for income taxes.

SCHEDULE I

      During the past 60 days, Kiewit’s executive officers and directors have effected the following purchases of Kiewit Stock through direct private purchases from Kiewit. Each of the purchases of Kiewit Stock indicated below was made on August 27, 2004 at a price of $32.00 per share.

Name	Number of Shares Acquired

Bruce E. Grewcock	20,000
Steven Hansen	30,000
Douglas E. Patterson	75,000
R. Michael Phelps	30,000
Scott L. Cassels	30,000
Mogens C. Bay	1,600
Michael R. McCarthy	1,600

STATEMENT OF ADDITIONAL INFORMATION

Kiewit Employees Diversified Investment Fund L.P.
Kiewit Plaza
Omaha, Nebraska 68131
(402) [                    ]

Peter Kiewit Sons’, Inc.

Kiewit Plaza
Omaha, Nebraska 68131
(402) 342-2052

[                    ], 2004

This statement of additional information (this “SAI”) relates to the offer by Peter Kiewit Sons’, Inc., a Delaware corporation (“Kiewit”), to exchange each share of its common stock, par value $0.01 (“Kiewit Stock”) held by each holder of Kiewit Stock for (1) 0.00128 of a unit of limited partnership interest (a “Unit”) of Kiewit Employees Diversified Investment Fund L.P., a Delaware limited partnership (the “Fund”), registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company (the net asset value of this fractional Unit will be equal to $32.00, the formula price of a share of Kiewit Stock) or (2) $32.00 (the formula price of a share of Kiewit Stock) in cash. Although Kiewit Stockholders may only elect to receive either cash or Units for each share of Kiewit Stock validly tendered in the exchange offer, Kiewit Stockholders may elect to receive any mix of cash and Units in the aggregate in exchange for all of their validly tendered shares of Kiewit Stock.

This SAI contains information which may be of interest to Kiewit Stockholders but which is not included in the offer to exchange/prospectus dated                     , 2004 of Kiewit and the Fund which relates to the exchange offer.

This SAI is not a prospectus and should be read in conjunction with the offer to exchange/prospectus. The offer to exchange/prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to or calling Kiewit or the Fund at the relevant address or telephone number set forth above.

1

2

Experts

      The consolidated financial statements and schedules of Peter Kiewit Sons’, Inc. as of December 27, 2003 and for each of the years in the three-year period ended December 27, 2003, have been included herein in reliance upon the reports of KPMG LLP, independent accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

3

I.	Additional Information about the Fund

      Further information about the Fund is contained in and incorporated herein by reference to the Statement of Additional Information (the “Fund SAI”) dated                     , 2004, which accompanies the Fund’s prospectus, dated                     , 2004, filed with the Securities and Exchange Commission in the Fund’s Registration Statement on Form N-2.

4

II.	Financial Statements

      The financial statements of the Fund are contained in and incorporated herein by reference to the Fund SAI.

5

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Stockholders

Peter Kiewit Sons’, Inc.:

We have audited the accompanying consolidated balance sheets of Peter Kiewit Sons’, Inc. and subsidiaries as of December 27, 2003 and December 28, 2002, and the related consolidated statements of earnings, changes in redeemable common stock and comprehensive income, and cash flows for each of the years in the three-year period ended December 27, 2003. In connection with our audits of the consolidated financial statements, we have also audited the financial statement schedule. These consolidated financial statements and financial statement schedule are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Peter Kiewit Sons’, Inc. and subsidiaries as of December 27, 2003 and December 28, 2002, and the results of their operations and their cash flows for each of the years in the three-year period ended December 27, 2003, in conformity with accounting principles generally accepted in the United States of America. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.

As required by Statement of Financial Accounting Standards (SFAS) No. 143 and as discussed in Note 3 to the consolidated financial statements, the Company changed its method of accounting for asset retirement obligations in 2003.

As required by SFAS No. 142 and as discussed in Note 7 to the consolidated financial statements, the Company changed its method of accounting for goodwill in 2002.

KPMG LLP

Omaha, Nebraska
March 2, 2004

6

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

Consolidated Statements of Earnings

For the Three Fiscal Years Ended December 27, 2003

	2003	2002	2001

	(dollars in millions, except per
	share data)
Revenue	$3,375	$3,699	$3,871
Cost of revenue	(2,927)	(3,185)	(3,444)

Margin	448	514	427
General and administrative expenses	(223)	(199)	(184)
Gain on sale of operating assets	12	11	20

Operating income	237	326	263

Other income (expense):
Investment income (loss) and equity earnings	14	(4)	16
Interest expense	(7)	(3)	(3)
Other, net	6	12	11

	13	5	24

Income before income taxes, minority interest and cumulative effect of change in accounting principle	250	331	287
Income tax expense	(96)	(138)	(110)
Minority interest in income of consolidated subsidiaries, net of tax	—	—	(2)

Income before cumulative effect of change in account principle	154	193	175
Cumulative effect of change in accounting principle, net of tax	3	—	—

Net income	$157	$193	$175

Earnings per share:
Basic earnings per share:
Income before cumulative effect of change in accounting principle	$5.28	$6.37	$5.72
Cumulative effect of change in accounting principle	.10	—	—

Net income	$5.38	$6.37	$5.72

Diluted earnings per share:
Income before cumulative effect of change in accounting principle	$5.08	$6.08	$5.49
Cumulative effect of change in accounting principle	.10	—	—

Net income	$5.18	$6.08	$5.49

See accompanying notes to consolidated statements.

7

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

December 27, 2003 and December 28, 2002

	2003	2002

	(dollars in millions)
ASSETS
Current assets:
Cash and cash equivalents	$481	$275
Investments	103	111
Receivables, less allowance of $7 and $13	419	562
Unbilled contract revenue	79	120
Contract costs in excess of related revenue	45	59
Investment in construction joint ventures	223	258
Deferred income taxes	56	45
Other	28	22

Total current assets	1,434	1,452
Property, plant and equipment, at cost:
Land	14	14
Land improvements	43	37
Buildings	110	106
Equipment	704	650

	871	807
Less accumulated depreciation and amortization	(531)	(480)

Net property, plant and equipment	340	327

Other assets	85	97

	$1,859	$1,876

8

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

Consolidated Balance Sheets — (Continued)

December 27, 2003 and December 28, 2002

	2003	2002

	(dollars in millions)
LIABILITIES AND REDEEMABLE COMMON STOCK
Current liabilities:
Accounts payable, including retainage of $67 and $67	$216	$248
Current portion of long-term debt	10	—
Accrued costs on construction contracts	125	195
Billings in excess of related costs and earnings	195	217
Accrued insurance costs	70	66
Accrued payroll	39	37
Other	19	53

Total current liabilities	674	816
Long-term debt, less current portion	22	24
Deferred income taxes	50	31
Accrued reclamation	6	10
Minority interest	1	—
Commitments and contingencies
Preferred stock, no par value, 250,000 shares authorized, no shares outstanding	—	—
Redeemable common stock ($981 million and $849 million aggregate redemption value):
Common stock, $.01 par value, 125 million shares authorized, 30,242,689 and 31,288,355 outstanding	—	—
Additional paid-in capital	243	223
Accumulated other comprehensive income (loss)	4	(9)
Retained earnings	859	781

Total redeemable common stock	1,106	995

	$1,859	$1,876

See accompanying notes to consolidated financial statements.

9

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows

For the Three Fiscal Years Ended December 27, 2003

	2003	2002	2001

	(dollars in millions)
Cash flows from operations:
Net income	$157	$193	$175
Adjustments to reconcile net income to net cash provided by operations:
Cumulative effect of change in accounting principle, net of tax	(3)	—	—
Depreciation and amortization	92	89	74
Gain on sale of property, plant and equipment and other investments, net	(16)	(4)	(20)
Equity in earnings, net of distributions	—	3	2
Change in other noncurrent liabilities	—	2	(9)
Deferred income taxes	3	14	33

Change in working capital items:
Receivables	123	(5)	(61)
Unbilled contract revenue and contract costs in excess of related revenue	55	(31)	4
Investment in construction joint ventures	35	(153)	(19)
Other current assets	(2)	(10)	—
Accounts payable	(28)	33	19
Accrued construction costs and billings in excess of revenue on uncompleted contracts	(92)	95	3
Accrued payroll	1	5	(2)
Change in outstanding checks in excess of funds on deposit	(5)	(22)	(3)
Other current liabilities	(30)	1	1
Other	4	4	(4)

Net cash provided by operations	294	214	193

Cash flows from investing activities:
Proceeds from sales of available-for-sale securities	—	30	3
Proceeds from maturities of available-for-sale securities	—	2	3
Purchases of available-for-sale securities	(5)	(44)	(85)
Proceeds from sale of stock warrants	22	—	—
Purchases of other investments	—	—	(20)
Proceeds from sale of other investments	18	—	—
Proceeds from sale of equity method investment in a concrete products business	6	—	—
Proceeds from sale of property, plant and equipment	24	29	27
Acquisitions, net of cash acquired	—	(17)	(38)
Capital expenditures	(112)	(124)	(138)
Additions to notes receivable	(1)	—	(2)
Payments received on notes receivable	3	5	6

Net cash used in investing activities	$(45)	$(119)	$(244)

See accompanying notes to consolidated financial statements.

10

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

Consolidated Statements of Cash Flows — (Continued)

For the Three Fiscal Years Ended December 27, 2003

	2003	2002	2001

	(dollars in millions)
Cash flows from financing activities:
Long-term debt borrowings	$9	$—	$5
Payments on long-term debt	—	(1)	(6)
Issuances of common stock	38	29	37
Repurchases of common stock	(76)	(43)	(50)
Dividends paid	(22)	(21)	(19)
Other	1	—	—

Net cash used in financing activities	(50)	(36)	(33)

Effect of exchange rates on cash	7	—	(2)

Net increase (decrease) in cash and cash equivalents	206	59	(86)

Cash and cash equivalents at beginning of year	275	216	302

Cash and cash equivalents at end of year	$481	$275	$216

Supplemental disclosures of cash flow information:
Taxes paid	$135	$123	$67
Interest paid	$7	$3	$3
Non-cash investing activities:
Stock warrants received as part of a contract settlement	$—	$—	$23
Land received as revenue on a construction contract	$—	$9	$—
Stock warrants returned to owner as part of a contract settlement	$3	$—	$—
Non-cash financing activities:
Exchange of convertible debentures for common stock	$2	$1	$—
Owner account receivable converted to note receivable	$2	$—	$—

See accompanying notes to consolidated financial statements.

11

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

Consolidated Statements of Changes in Redeemable

Common Stock and Comprehensive Income
For the Three Fiscal Years Ended December 27, 2003

			Accumulated
			Other		Total
	Redeemable	Additional	Comprehensive		Redeemable
	Common	Paid-in	Income	Retained	Common
	Stock	Capital	(Loss)	Earnings	Stock

	(dollars in millions)
Balance at December 30, 2000	$—	$185	$(7)	$518	$696

Dividends(a)	—	—	—	(19)	(19)
Issuance of stock	—	37	—	—	37
Repurchase of stock	—	(16)	—	(34)	(50)

Comprehensive income:
Net income	—	—	—	175	175
Other comprehensive loss, net of tax:
Foreign currency adjustment	—	—	(4)	—	(4)

Total other comprehensive loss					(4)

Total comprehensive income					171

Balance at December 29, 2001	—	206	(11)	640	835

Dividends(a)	—	—	—	(22)	(22)
Debenture conversions	—	1	—	—	1
Issuance of stock	—	29	—	—	29
Repurchase of stock	—	(13)	—	(30)	(43)

Comprehensive income:
Net income	—	—	—	193	193
Other comprehensive income net of tax:
Foreign currency adjustment	—	—	1	—	1
Change in unrealized holding gain	—	—	1	—	1

Total other comprehensive income					2

Total comprehensive income					195

Balance at December 28, 2002	$—	$223	$(9)	$781	$995
Dividends(a)	—	—	—	(23)	(23)
Debenture conversions	—	2	—	—	2
Issuance of stock	—	38	—	—	38
Repurchase of stock	—	(20)	—	(56)	(76)

Comprehensive income:
Net income	—	—	—	157	157
Other comprehensive income, net of tax:
Foreign currency adjustment	—	—	10	—	10
Change in unrealized holding gain	—	—	3	—	3

Total other comprehensive income					13

Total comprehensive income					170

Balance at December 27, 2003	$—	$243	$4	$859	$1,106

(a)	Dividends per share include $.40, $.35, and $.30 for dividends declared in 2003, 2002, and 2001, respectively, but paid in January of the following year.

See accompanying notes to consolidated financial statements.

12

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Summary of Significant Accounting Policies and Description of Business:

The Business:

      Peter Kiewit Sons’, Inc. (“PKS,” which together with its subsidiaries is referred to herein as the “Company”) is one of the largest construction contractors in North America. PKS, through its subsidiaries, primarily performs its services as a general contractor. As a general contractor, the Company is responsible for the overall direction and management of construction projects and for completion of each contract in accordance with its terms, plans, and specifications.

      The Company, through its subsidiaries, operates as a general contractor throughout North America and engages in various types of construction projects for both public and private owners. Credit risk is minimal with public (government) owners since the Company ascertains that funds have been appropriated by the governmental project owner prior to commencing work on public projects. Most public contracts are subject to termination at the election of the government. However, in the event of termination, the Company is entitled to receive the contract price on completed work and reimbursement of termination-related costs. Credit risk with private owners is minimized because of statutory mechanics liens, which give the Company high priority in the event of lien foreclosures following financial difficulties of private owners.

      The construction industry is highly competitive and lacks firms with dominant market power. A substantial portion of the Company’s business involves construction contracts obtained through competitive bidding. A company’s ability to bid on new projects is affected by many factors, including its ability to obtain performance bonds. Currently, the Company has not experienced, nor does management anticipate, any problems securing performance bonds on future projects. The volume and profitability of the Company’s construction work depends to a significant extent upon the general state of the economies of North America and the volume of work available to contractors. The Company’s construction operations could be adversely affected by labor stoppages or shortages, adverse weather conditions, shortages of supplies or governmental action.

Basis of Presentation:

      The consolidated financial statements include the accounts of PKS and its subsidiaries in which it has or had control.

      As described under Note 5 to the Company’s Consolidated Financial Statements, the Company participates in various construction joint ventures. Generally, each construction joint venture is formed to accomplish a specific project, is jointly controlled by the joint venture partners and is dissolved upon completion of the project. The Company selects its joint venture partners based on its analysis of the prospective venturer’s construction and financial capabilities, expertise in the type of work to be performed and past working relationships with the Company, among other criteria. The joint venture agreements typically provide that the interests of the Company in any profits and assets, and its respective share in any losses and liabilities that may result from the performance of the contract are limited to the Company’s stated percentage interest in the project. The venture’s contract with the project owner typically requires joint and several liability, however the Company’s agreements with its joint venture partners provide that each party will assume and pay its full proportionate share of any losses resulting from a project. Under these agreements, if one partner is unable to bear its share of the costs, the other partners will be required to pay those costs. The Company regularly evaluates the financial stability of its business partners. Investments in construction joint ventures are accounted for under the equity method in the consolidated balance sheet. The Company accounts for its share of the operations of the construction joint ventures on a pro rata basis in the consolidated statements of earnings under Emerging Issues Task Force (“EITF”) Issue No. 00-1 “Investor Balance Sheet and Income Statement Display under the Equity Method for Investments in Certain Partnerships and Other Ventures.”

13

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Revenue Recognition:

Construction Contracts:

      The Company uses the percentage of completion method of accounting. For fixed-price construction contracts, an estimated percentage of completion for each contract, as determined by the Company’s engineering estimate based on the amount of work performed, is applied to total estimated revenue. For cost-plus construction contracts, the percentage of completion, based upon costs incurred divided by projected costs, is applied to total estimated profit. Provision is made for the entire amount of future estimated losses on construction contracts in progress, normally through the accrual of additional costs of revenue; claims and change orders for additional contract compensation, however, are not reflected in the accounts until they are settled. Claims and change orders are considered settled when cash is received or upon receipt of a signed written agreement. Revisions in cost and profit estimates during the course of the work are reflected in the accounting period in which the facts which require the revision become known. It is at least reasonably possible that cost and profit estimates will be revised in the near-term.

      In accordance with industry practice, amounts realizable and payable under contracts which may extend beyond one year are included in current assets and liabilities.

Coal Sales Contracts:

      The Company recognizes coal sales revenue at the time all contractual obligations have been satisfied.

Cash and Cash Equivalents:

      Cash equivalents generally consist of highly liquid instruments with original maturities of three months or less when purchased. The securities are stated at cost, which approximates fair value.

      Outstanding checks in excess of funds on deposit in the amount of $51 million and $56 million at December 27, 2003 and December 28, 2002 have been reclassified to accounts payable.

Retainage on Construction Contracts:

      Construction contracts generally provide for progress payments as work is completed, a portion of which is customarily retained until performance is substantially complete. Retainage on uncompleted projects, the majority of which is expected to be collected within one year, is included in receivables.

      In some instances, the Company is able to substitute bank letters of credit or escrowed securities in lieu of a retainage. Substituting securities in lieu of retainage is a technique employed by construction companies to earn interest on retained balances. Included in retainage are escrowed securities which are not yet due, carried at fair value, which is determined based on quoted market prices for the securities on hand or for similar investments. Net unrealized holding gains and losses, if any, are reported as a separate component of accumulated other comprehensive income (loss), net of tax.

Investments:

Available-for-Sale Securities:

      The Company has classified all marketable securities and marketable non-current investments not accounted for under the equity method as available-for-sale. The amortized cost of the securities used in computing unrealized and realized gains and losses is determined by specific identification. Fair values are estimated based on quoted market prices for the securities on hand or for similar investments. Net unrealized holding gains and losses are reported as a separate component of accumulated other comprehensive income (loss), net of tax. The Company evaluates its investments for other than temporary declines in value based

14

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

upon criteria that include the extent to which the investment’s carrying value exceeds its related market value, the duration of the market decline and the financial health of and specific prospects for the issuer. Unrealized losses that are other than temporary are recognized in income.

Other:

      The Company accounted for investments in a limited investment partnership under the equity method of accounting.

Income Taxes:

      The Company recognizes a current tax provision for its estimated tax liability on its current year tax returns. Deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the Company’s assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Valuation allowances are recognized when it is anticipated that some or all of a deferred tax asset would not be realized.

Property, Plant and Equipment:

      Property, plant and equipment are recorded at cost. Depreciation for the majority of the Company’s property, plant and equipment is calculated using accelerated methods. The estimated useful lives of the Company’s property, plant and equipment are as follows:

Land improvements	10-15 years
Buildings	5-39 years
Equipment	3-20 years

Goodwill and Intangible Assets:

      Intangible assets, which include coal contracts, are amortized on a units of production basis over the expected period of benefit, which does not exceed 25 years. The Company periodically tests intangible assets for impairment at least annually by comparing the estimated fair value of the asset with its carrying value. The Company would recognize an impairment loss if the carrying value exceeded the estimated fair value of the asset.

      Goodwill represents the excess of cost over the fair value of net tangible and identifiable intangible assets of acquired business. Effective December 30, 2001, the Company adopted Statement of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets” (“SFAS No. 142”). Under SFAS No. 142, goodwill is no longer amortized to expense, but is instead subjected to a periodic impairment test at least annually. The impairment test is conducted at the reporting unit level by comparing the fair value of the reporting unit with its carrying value. If the carrying value exceeds the fair value, goodwill may be impaired. If this occurs, the fair value of the reporting unit is then allocated to its assets and liabilities in a manner similar to a purchase price allocation in order to determine the implied fair value of the reporting unit goodwill. This implied fair value is then compared with the carrying amount of the reporting unit goodwill, and if it is less, the Company would then recognize the impairment loss.

      Prior to December 30, 2001, goodwill was amortized to expense on a straight-line basis over a period not to exceed 20 years. The carrying value of goodwill was reviewed for possible impairment whenever events or changes in circumstances indicated that an impairment might exist.

      No goodwill or intangible assets impairment losses have been recognized in any of the periods presented herein.

15

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Long-Lived Assets:

      The Company reviews the carrying amount of long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount may not be recoverable. Measurement of any impairment would include a comparison of the present value of the estimated future operating cash flows anticipated to be generated during the remaining life of the assets to the net carrying value of the assets.

Accrued Insurance Costs:

      The Company is self-insured for certain general, auto and worker’s compensation claims, and accrues for the estimated ultimate liability for incurred losses, both reported and unreported. The Company bases its estimate of loss on historic trends modified for recent events and records its estimate of loss without regard to the time value of money. It is at least reasonably possible that the estimate of ultimate liability will be revised in the near-term.

Redeemable Common Stock:

      The Company accounts for its redeemable common stock under EITF Issue No. 87-23 “Book Value Stock Purchase Plans”, whereby changes in the aggregate redemption value of redeemable common stock are not recognized as compensation expense.

Foreign Currencies:

      The local currencies of foreign subsidiaries are the functional currencies for financial reporting purposes. Assets and liabilities are translated into U.S. dollars at year-end exchange rates. Revenue and expenses are translated using average exchange rates prevailing during the year. Gains or losses resulting from currency translation are recorded as adjustments to accumulated other comprehensive income (loss).

Earnings Per Share:

      Basic earnings per share has been computed using the weighted average number of shares outstanding during each period. Diluted earnings per share gives effect to convertible debentures considered to be dilutive common stock equivalents. The potentially dilutive convertible debentures are calculated in accordance with the “if converted” method. This method assumes that the after-tax interest expense associated with the

16

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

debentures is an addition to income and the debentures are converted into equity with the resulting common shares being aggregated with the weighted average shares outstanding.

	2003	2002	2001

Net income available to common stockholders (in millions)	$157	$193	$175
Add: Interest expense, net of tax effect, associated with convertible debentures	1	1	1

Net income for diluted shares	$158	$194	$176

Total number of weighted average shares outstanding used to compute basic earnings per share (in thousands)	29,077	30,348	30,588
Additional dilutive shares assuming conversion of convertible debentures	1,269	1,565	1,408

Total number of shares used to compute diluted earnings per share	30,346	31,913	31,996

Basic earnings per share:
Income before cumulative effect of change in accounting principle	$5.28	$6.37	$5.72
Cumulative effect of change in accounting principle	.10	—	—

Net income	$5.38	$6.37	$5.72

Diluted earnings per share:
Income before cumulative effect of change in accounting principle	$5.08	$6.08	$5.49
Cumulative effect of change in accounting principle	.10	—	—

Net income	$5.18	$6.08	$5.49

Use of Estimates:

      The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Pronouncements:

      In January 2003, the Financial Accounting Standards Board “FASB” issued FASB Interpretation No. 46 (“FIN 46”), “Consolidation of Variable Interest Entities.” FIN 46 was subsequently revised by the FASB in December 2003. FIN 46 addresses the consolidation of variable interest entities in which the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or the equity investors lack one or more of the essential characteristics of a controlling financial interest. FIN 46 requires enterprises to consolidate and disclose existing unconsolidated variable interest entities in which they are the primary beneficiaries if the entities do not effectively disperse risk among the parties involved. FIN 46 also requires disclosures by an enterprise holding significant interests in variable interest entities in which it is not a primary beneficiary. FIN 46 applies to variable interest entities created or in which interest is obtained after December 31, 2003. The Company will be required to apply

17

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

FIN 46 to all other entities subject to this Interpretation by the beginning of the fiscal year ending December 31, 2005. The Company is currently assessing the impact of FIN 46.

      In May 2003, the FASB issued Statement of Financial Accounting Standards No. 150 (“SFAS 150”), “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity.” This Statement establishes standards for how certain financial instruments with characteristics of both liabilities and equity are classified and measured by the issuer. SFAS 150 is effective for the Company’s next fiscal year beginning December 28, 2003. The Company accounts for its redeemable common stock under EITF Issue No. 87-23 (EITF 87-23) “Book Value Stock Purchase Plans”, whereby changes in the aggregate redemption value of redeemable common stock are not recognized as compensation expense. SFAS 150 specifies that the provisions of that statement do not apply to obligations under stock-based compensation arrangements if those obligations are accounted for under APB Opinion No. 25, “Accounting for Stock Issued to Employees,” FASB statement No. 123, “Accounting for Stock-Based Compensation,” AICPA Statement of Position (SOP) 93-6, “Employers’ Accounting for Employee Stock Ownership Plans,” or related guidance. EITF 87-23 is interpreted as related guidance, and, accordingly, the adoption of SFAS No. 150 will not have an impact on the Company’s financial position or results of operations.

Fiscal Year:

      The Company has a 52-53 week fiscal year which ends on the last Saturday in December. The years 2003, 2002 and 2001 were 52-week years.

Reclassifications:

      When appropriate, immaterial items within the consolidated financial statements have been reclassified in the previous periods to conform to current year presentation.

2.	Acquisitions:

      On July 31, 2001, the Company acquired 100% of the outstanding common stock of General Construction Company (“GCC”), a marine construction business located in Poulsbo, Washington for $48 million. The results of GCC’s operations have been included in the consolidated financial statements since that date. The acquisition occurred as part of the Company’s plan to expand its businesses. The following table summarizes the estimated fair value of the GCC assets acquired and liabilities assumed at the date of acquisition.

As of July 31, 2001

(Dollars in millions)
Current assets	$28
Property and equipment	36
Non-tax deductible goodwill	18

Total assets acquired	82

Current liabilities	20
Long-term debt	5
Deferred taxes	9
Total liabilities assumed	34

Net assets acquired	$48

18

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      On June 28, 2002, the Company acquired the remaining 20% minority interest in ME Holding Inc. (“ME”), an electrical subcontractor located in Boston, Massachusetts. The payment for such minority interest was $17 million.

      The following table summarizes the estimated fair value of the ME assets acquired and liabilities assumed at the date of acquisition.

As of June 28, 2002

(Dollars in millions)
Current assets	$29
Property and equipment	1
Non-tax deductible goodwill	1

Total assets acquired	31

Total liabilities assumed	14

Net assets acquired	$17

      The following unaudited, pro-forma financial information assumes the GCC and ME acquisitions occurred at the beginning of 2001. These results have been prepared for comparative purposes only and do not purport to be indicative of what would have occurred had the acquisition been made at the beginning of 2001, or the results which may occur in the future.

	2002	2001

	(Dollars in millions,
	except per share
	data)
Revenue	$3,699	$3,940

Net income	$193	$177

Net earnings per share:
Basic	$6.37	$5.76

Diluted	$6.08	$5.52

3.	Change in Accounting Principle:

      Effective December 29, 2002, the Company adopted, as required, the provisions of Statement of Financial Accounting Standards No. 143 (SFAS 143), “Accounting for Asset Retirement Obligations.” SFAS 143 establishes new reporting standards of accounting for the Company’s reclamation liability associated with its coal mining operation. The new reporting standards require retirement obligations to be measured at fair value and displayed as a liability when incurred. Associated asset retirement costs are capitalized as part of the carrying amount of long-lived assets and subsequently are expensed over the assets’ useful lives. Prior to implementing SFAS 143, reclamation liability was provided without regard to the time value of money.

      The cumulative effect of implementing SFAS 143 resulted in an increase in net income of $3 million or $.10 per share for the year ended December 27, 2003.

19

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      The following unaudited pro forma information reflects the Company’s results for the three fiscal years ended December 27, 2003 as if the change had been retroactively applied:

	2003	2002	2001

	(Dollars in millions, except
	per share data)
Net income	$154	$193	$174

Net earnings per share:
Basic	$5.28	$6.36	$5.70

Diluted	$5.08	$6.07	$5.46

      The following unaudited, pro forma financial information reflects the Company’s reclamation liability at December 28, 2002 as if the change had been retroactively applied:

December 28, 2002

(Dollars in millions)
Reported reclamation liability, current and noncurrent	$11
Adjustment for SFAS 143	(5)

Adjusted reclamation liability, current and noncurrent	$6

      Reclamation liabilities incurred, reclamation performed subject to SFAS 143 and accretion expense were each less than $.5 million for the year ended December 27, 2003.

4.	Disclosures about Fair Value of Financial Instruments:

Investments:

      Investments consist of the following at December 27, 2003 and December 28, 2002:

	2003	2002

	(Dollars in
	millions)
Available-for-sale securities	$103	$93
Investment in limited investment partnership	—	18

	$103	$111

20

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      The following summarizes the amortized cost, unrealized holding gains and losses, and estimated fair values of available-for-sale securities at December 27, 2003 and December 28, 2002:

		Unrealized	Unrealized
	Amortized Cost	Holding Gains	Holding Losses	Fair Value

	(Dollars in millions)
2003
U.S. debt securities	$2	$—	$—	$2
Mutual funds	95	6	—	101

Total	$97	$6	$—	$103

2002
U.S. debt securities	$2	$—	$—	$2
Mutual funds	90	2	(1)	91

Total	$92	$2	$(1)	$93

      For debt securities, amortized costs do not vary significantly from principal amounts. The Company did not have any realized gains or losses on sales of available-for-sale securities during 2003. During 2002, realized losses on sales of available-for-sale securities were $7 million. During 2001, realized gains on sales of available-for-sale securities were $1 million.

      The contractual maturities of the debt securities are from one to three years.

      The Company did not have any temporarily impaired financial instruments under EITF Issue No. 03-1, “The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments” at December 27, 2003.

      The limited investment partnership invested in publicly traded securities with readily determinable market values. The Company accounted for this investment utilizing the equity method of accounting. The limited investment partnership was not material in relation to the financial position or results of operations of the Company. During 2003, the Company sold its interest in the limited investment partnership for its carrying value of $18 million.

      The following summarizes the components of retainage on uncompleted projects which is not yet due included in receivables at December 27, 2003 and December 28, 2002:

	2003	2002

	(Dollars in
	millions)
Escrowed securities:
Stock warrants	$—	$19
Other securities	39	39

	39	58
Other retainage held by owners	92	94

	$131	$152

      Included in escrowed securities at December 28, 2002 were stock warrants that were carried at fair value as of that date. Such fair value was based on a valuation model. Unrealized gains and losses were recognized as a component of investment income in the Consolidated Statement of Earnings.

21

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      Also included in accounts receivable at December 27, 2003 and December 28, 2002 are less than $.5 million and $1 million, respectively, of securities held by the owners which are now due as the contracts are completed.

Long-Term Debt:

      The fair value of debt was estimated using the incremental borrowing rates of the Company for debt of the same remaining maturities and approximates the carrying amount.

5.	Investment in Construction Joint Ventures:

      Summary joint venture financial information follows:

	2003	2002
Financial Position:

	(Dollars in
	millions)
Total Joint Ventures
Current assets	$729	$969
Other assets (primarily construction equipment)	71	52

	800	1,021
Current liabilities	(497)	(670)

Net assets	$303	$351

Company’s Share
Equity in net assets	$196	$218
Payable from joint ventures	27	40

Investment in construction joint ventures	$223	$258

	2003	2002	2001
Operations:

	(Dollars in millions)
Total Joint Ventures
Revenue	$1,665	$1,835	$1,168
Costs	1,444	1,454	1,135

Operating Income	$221	$381	$33

Company’s Share
Revenue	$1,053	$1,161	$647
Costs	900	915	622

Operating Income	$153	$246	$25

      Two partners defaulted on their joint venture obligations, causing the Company to incur losses of $4 million and $6 million during 2002 and 2001, respectively. During 2003, the Company also recovered $6 million of these losses as a result of improved cost forecasts.

      Depreciation is computed by the joint ventures using straight line and accelerated methods over the estimated useful lives of the assets which range from 3 to 7 years.

22

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

6.	Other Assets:

      Other assets consist of the following at December 27, 2003 and December 28, 2002:

	2003	2002

	(Dollars in
	millions)
Notes Receivable	$8	$10
Equity method investment in concrete products business	—	7
Other intangibles, net of accumulated amortization of $13 and $9 (Note 7)	49	53
Goodwill (Note 7)	27	27
Other noncurrent assets	1	—

	$85	$97

      The notes receivable are primarily non-interest bearing employee notes.

      The equity method investment in concrete products business was a 33% interest that was not publicly traded and did not have a readily determinable market value. The equity method investment is not material in relation to the financial position or results of operations of the Company. During 2003, the Company sold its interest in the equity method investment for $6 million and recognized a loss of $1 million in the Consolidated Statements of Earnings.

7.	Goodwill and Intangible Assets:

      Amortizable intangibles consist of the following at December 27, 2003 and December 28, 2002:

	December 27, 2003		December 28, 2002

	Gross Carrying	Accumulated	Gross Carrying	Accumulated
	Amount	Amortization	Amount	Amortization

	(Dollars in millions)
Coal Contracts	$59	$(12)	$59	$(9)
Other	3	(1)	3	—

	$62	$(13)	$62	$(9)

      Amortization expense recognized on intangibles was $4 million for each of the fiscal years ended 2003, 2002 and 2001.

      Future amortization expense is estimated to be $4 million for each of the fiscal years ended 2004-2008.

      There were no changes in goodwill during 2003 from the net carrying amount of $27 million at December 28, 2002. During 2002, the Company acquired goodwill of $2 million.

23

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      Following are net income and earnings per share as adjusted for the adoption of Financial Accounting Standards No. 142, “Goodwill and Other Intangible Assets”:

	2003	2002	2001

	(Dollars in millions, except
	per share data)
Reported net income	$157	$193	$175
Add back: Goodwill amortization, net of tax	—	—	1

Adjusted net income	$157	$193	$176

Basic earnings per share:
Reported net income	$5.38	$6.37	$5.72
Goodwill amortization, net of tax	—	—	.03

Adjusted basic earnings per share	$5.38	$6.37	$5.75

Diluted earnings per share:
Reported net income	$5.18	$6.08	$5.49
Goodwill amortization, net of tax	—	—	.02

Adjusted diluted earnings per share	$5.18	$6.08	$5.51

8.	Long-Term Debt:

      At December 27, 2003 and December 28, 2002, long-term debt consisted of the following:

	2003	2002

	(Dollars in
	millions)
5.41% – 8.25% convertible debentures, due 2009-2013	$22	$15
Stockholder notes and other	10	9
	32	24
Less current portion	10	—

	$22	$24

      The convertible debentures are convertible during October of the fifth year preceding their maturity date. Each annual series may be redeemed in its entirety prior to the due date except during the conversion period. At December 27, 2003, 1,296,530 shares of stock were reserved for future conversions.

      Scheduled maturities of long-term debt are as follows (in millions): 2004 — $10; 2005 — $0; 2006 — $0, 2007 — $0; 2008 — $0 and 2009 and thereafter — $22.

24

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

9.	Income Taxes:

      An analysis of the income tax provision (benefit) relating to income before income taxes, minority interest and the cumulative effect of change in accounting principle for the three years ended December 27, 2003 follows:

	2003	2002	2001

	(Dollars in millions)
Current:
U.S. federal	$62	$94	$64
Foreign	17	15	4
State	14	15	9

	93	124	77
Deferred:
U.S. federal	14	9	30
Foreign	(14)	4	—
State	3	1	3

	3	14	33

	$96	$138	$110

      The United States and foreign components of income, before income taxes, minority interest and the cumulative effect of change in accounting principle follows:

	2003	2002	2001

	(Dollars in millions)
United States	$252	$303	$278
Foreign	(2)	28	9

	$250	$331	$287

      Income tax expense (benefit) is recorded in various places in the Company’s financial statements as detailed below:

	2003	2002	2001

	(Dollars in millions)
Provision for income taxes	$96	$138	$110
Minority interest in net earnings of subsidiaries	*	*	(1)
Cumulative effect of change in accounting principle	2	—	—
Redeemable common stock:
Related to change in:
Foreign currency adjustment	6	*	(2)
Unrealized holding gains/losses	2	*	*

	$106	$138	$107

* Income tax expense attributable to these items was less than $.5 million.

25

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      A reconciliation of the actual provision (benefit) for income taxes and the tax computed by applying the U.S. federal rate (35%) to the income before income taxes, minority interest and the cumulative effect of change in accounting principle for the three years ended December 27, 2003 follows:

	2003	2002	2001

	(Dollars in millions)
Computed tax at statutory rate	$87	$116	$100
State income taxes	7	10	9
Foreign income taxes	4	6	2
Other	(2)	6	(1)

	$96	$138	$110

      No U.S. income tax has been provided on the potential remittance of any undistributed income of foreign subsidiaries as the Company believes the investments in its foreign subsidiaries to be essentially permanent in duration. Should it become apparent that the Company would remit any undistributed income of foreign subsidiaries, the U.S. income tax related to these remittances would be recorded at that time.

      The components of the net deferred tax assets for the years ended December 27, 2003 and December 28, 2002 were as follows:

	2003		2002

	Current	Noncurrent	Current	Noncurrent

		(Dollars in millions)
Deferred tax assets:
Construction accounting	$4	$—	$14	$4
Joint venture investments	18	—	9	2
Insurance claims	29	1	27	1
Other	13	1	7	1
Valuation allowance	(4)	—	(2)	—

Total deferred tax assets	60	2	55	8

Deferred tax liabilities:
Asset bases/accumulated depreciation	—	(16)	—	(18)
Joint venture investments	—	(15)	—	—
Other	(4)	(21)	(10)	(21)

Total deferred tax liabilities	(4)	(52)	(10)	(39)

Net deferred tax assets	$56	$(50)	$45	$(31)

      Because of its historical earnings, its current backlog and various other factors, the Company believes that it is more likely than not that its deferred tax assets will be realized, therefore, no valuation allowance has been established for U.S. income tax purposes. The valuation allowance reflected above relates to the Company’s Canadian operations. Based on the Company’s review of their Canadian operations, certain deferred tax assets related to Canadian net operating losses may not be realized.

10.	Employee Benefit Plans:

      The Company makes contributions, based on collective bargaining agreements related to its construction operations, to several multi-employer union pension plans. Including the Company’s share of joint ventures, total contributions related to these multi-employer union pension plans were $47 million in 2003, $55 million

26

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

in 2002 and $48 million in 2001. These contributions are included in the cost of revenue. Under federal law, the Company may be liable for a portion of future plan deficiencies; however, there are no known deficiencies. During 2003, the Company was a participant in approximately 120 collective bargaining agreements covering 4,300 employees. These agreements typically expire within 1 to 3 years.

      The Company sponsors a defined benefit pension plan for the employees of one of its subsidiaries. The impact of the plan on the Company’s financial condition and results of operations is less than $.5 million.

      Approximately 21% of the employees of the Company are covered under the Company’s profit sharing plan. The expense related to the profit sharing plan was $10 million in 2003, $4 million in 2002 and $2 million in 2001.

      The Company sponsors a 401(k) plan covering all domestic employees. Employees may contribute up to 70% of their pay up to IRS limits and the Company generally does not provide matching contributions. Certain labor agreements require the Company to match employee contributions; however, such contributions were less than $1 million for each of the twelve months ended December 27, 2003, December 28, 2002 and December 29, 2001.

11.	Redeemable Common Stock:

      Ownership of Common Stock is generally restricted to active Company employees and directors and conditioned upon the execution of repurchase agreements which restrict the transfer of the Common Stock. PKS is generally committed to purchase all stock at the amount computed pursuant to its Restated Certificate of Incorporation. Issuances and repurchases of Common Stock, including conversions, for the three fiscal years ended December 27, 2003, were as follows:

Balance at December 30, 2000	32,259,640
Shares issued in 2001	2,130,210
Shares repurchased in 2001	(2,801,725)

Balance at December 29, 2001	31,588,125
Shares issued in 2002	1,670,450
Shares repurchased in 2002	(1,970,220)

Balance at December 28, 2002	31,288,355
Shares issued in 2003	1,740,322
Shares repurchased in 2003	(2,785,988)

Balance at December 27, 2003	30,242,689

12.	Segment and Geographic Data:

      The Company primarily operates in the construction industry and currently has one reportable operating segment. The Construction segment performs services for a broad range of public and private customers primarily in North America. Construction services are performed in the following construction markets: transportation (including highways, bridges, airports, mass transit and rail); power, heat, cooling; commercial buildings; sewage and solid waste; water supply/dams; petroleum; mining; and telecommunication infrastructure. Sources of revenue for the “other” category consist primarily of the Company’s coal sales.

      Intersegment sales are recorded at cost. There were no intersegment sales for the three years ended December 27, 2003. Operating income is comprised of net sales less all identifiable operating expenses, allocated general and administrative expenses, gain on sale of operating assets, depreciation and amortization. Investment income, interest expense and income taxes have been excluded from segment operations. The

27

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

management fee earned by the Company as described in Note 13 is excluded from the segment information that follows as it is included in other income on the Consolidated Statements of Earnings and not included in operating income. Segment asset information has not been presented as it is not reported to or reviewed by the chief operating decision maker.

Segment Data

	2003		2002		2001

	Construction	Other	Construction	Other	Construction	Other

	(Dollars in millions)
Revenue-external customers	$3,328	$47	$3,656	$43	$3,829	$42

Depreciation and amortization	$82	$10	$80	$9	$65	$9

Operating income	$226	$11	$317	$9	$252	$11

Geographic Data

	2003	2002	2001

	(Dollars in millions)
Revenue, by location of services provided:
United States	$3,060	$3,428	$3,649
Canada	315	269	222
Other	—	2	—

	$3,375	$3,699	$3,871

Long-lived assets:
United States	$323	$316	$279
Canada	17	11	6

	$340	$327	$285

      During 2001, revenue recognized from Level 3 Communications, Inc. (“Level 3”) represented 20.1% of the Company’s total revenue.

13.	Management Fees:

      The Company manages coal mines for Level 3. Fees for these services were $5 million, $7 million and $5 million for 2003, 2002 and 2001, respectively. The Company’s fee is a percentage of adjusted operating income of the coal mines, as defined in the mine management agreement.

28

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

14.	Other Comprehensive Income (Loss):

      Other comprehensive income (loss) consisted of the following:

	Tax (Expense)

	Before Tax	Benefit	After Tax

	(Dollars in millions)
For the year ended December 27, 2003:
Unrealized holding gain arising during the period	$5	$(2)	$3
Foreign currency translation adjustments	16	(6)	10

Other comprehensive income December 27, 2003	$21	$(8)	$13

For the year ended December 28, 2002:
Unrealized holding gain:
Unrealized holding losses arising during the period	$(6)	$2	$(4)
Less reclassification adjustment for losses realized in net income	7	(2)	5

	1	—	1
For the year ended December 29, 2001:
Foreign currency translation adjustments	1	—	1

Other comprehensive income December 28, 2002	$2	$—	$2

Foreign currency translation adjustments	$(6)	$2	$(4)

Other comprehensive loss December 29, 2001	$(6)	$2	$(4)

      Accumulated other comprehensive income (loss), net of tax consisted of the following:

			Accumulated
	Foreign	Unrealized	Other
	Currency	Holding	Comprehensive
	Translation	Gain/(Loss)	Income
	Adjustments	on Securities	(Loss)

	(Dollars in millions)
Balance at December 30, 2000	$(7)	$—	$(7)
Change during the year	(4)	—	(4)

Balance at December 29, 2001	(11)	—	(11)
Change during the year	1	1	2

Balance at December 28, 2002	(10)	1	(9)
Change during the year	10	3	13

Balance at December 27, 2003	$—	$4	$4

15.	Related-Party Transactions:

      Elk Mountain Ventures, Inc. (“EMV”), a corporation controlled by Mr. Walter Scott, Jr., a director of PKS, and the Company are parties to various aircraft operating agreements pursuant to which the Company provides EMV with aircraft maintenance, operations and related services. EMV reimbursed the Company approximately $1 million in expenses incurred with the operation of EMV’s aircraft during each of the years 2003, 2002 and 2001.

29

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      The Company provided various construction related services to Mr. Scott. Mr. Scott paid the Company approximately $9 million, and $13 million in connection with those services during 2002 and 2001, respectively. During 2001, Mr. Scott purchased 1,514,840 warrants to purchase shares of Common Stock of Level 3 from the Company for $5 million. The Company’s acquisition cost of such warrants was $5 million.

      During 2001, Mr. William L. Grewcock, a director of the Company, purchased 1,514,840 warrants to purchase shares of Common Stock of Level 3 from the Company for $5 million. The Company’s acquisition cost of such warrants was $5 million.

16.	Operating Leases:

      The Company leases mineral properties, buildings and equipment under noncancelable operating lease agreements. Future minimum lease commitments are as follows (dollars in millions):

2004	$12
2005	9
2006	6
2007	4
2008	2
Thereafter	3

$36

17.	Other Matters:

      On April 21, 2001, PKS and a subsidiary of PKS, Bibb and Associates, Inc. (“Bibb”), were named in a complaint (the “Complaint”) filed by Kansas City Power & Light (“KCPL”) in the Circuit Court of Jackson County, Missouri (the “Court”) with respect to a January 13, 1999 explosion at KCPL’s Hawthorn No. 5 power plant. The Complaint lists numerous defendants, in addition to PKS and Bibb, and alleges damages in excess of $450 million. On June 25, 2003, the Court dismissed all claims against PKS for lack of personal jurisdiction. In December 2003, the case was settled as to Bibb and PKS. The total liability incurred by Bibb and PKS was less than $1 million.

      On November 19, 2002, a suit was filed in the District Court, City and County of Broomfield, Colorado for an unspecified amount of damages by Gary Haegle, derivatively on behalf of Level 3 Communications, Inc. (“Level 3”), against Walter Scott, Jr., James Q. Crowe, R. Douglas Bradbury, Charles C. Miller, III, Kevin V. O’Hara, Mogens C. Bay, William L. Grewcock, Richard Jaros, Robert E. Julian, David C. McCourt, Kenneth E. Stinson, Michael B. Yanney, Colin V. K. Williams (collectively, the “Level 3 Directors”) and PKS. The suit alleges that the Level 3 Directors breached their fiduciary duty with respect to various transactions between Level 3 and PKS, and that PKS aided and abetted the Level 3 Directors in their alleged breach of fiduciary duty. The suit also alleges that PKS exercised improper control over certain of the Level 3 Directors. On January 27, 2004, the Court issued an order to stay the proceedings until June 17, 2004 pending the results of the investigation of the allegations set forth in the suit by the Special Litigation Committee of the Level 3 Board of Directors. PKS believes that the factual allegations and legal claims made against it are without merit and intends to vigorously defend them.

      As previously disclosed, on August 7, 2003, BBC-MEC, a Joint Venture (the “Joint Venture”), and its two joint venture partners, including Mass. Electric Construction Co., a subsidiary of PKS, received “target letters” from the U.S. Department of Justice and the United States Attorney for the District of Connecticut (“DOJ”), notifying the Joint Venture and its joint venture partners that each is a target of a criminal investigation in connection with a certain portion of the work performed by the Joint Venture to electrify a

30

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

high speed rail line from New Haven, Connecticut, to Boston, Massachusetts. The target letters specified potential violations of various federal statutes based on allegations of misconduct in connection with a portion of the work, and invited the parties to meet with the DOJ and attempt to resolve the matter. The parties did meet on October 23, 2003, and the DOJ was provided with pertinent information that it might not have otherwise previously considered in its investigation. The Joint Venture and its joint venture partners also agreed to cooperate in further testing of certain portions of the work. The DOJ agreed to enter into a tolling agreement, allowing them more time to investigate before taking any further action, tolling the running of the statute of limitations until April 23, 2004. The DOJ recently proposed an extension to that agreement until July 2004 in order to consider additional information provided by the Joint Venture. The Joint Venture and its joint venture partners continue to believe they have not violated any law in connection with the work. The DOJ is also conducting a parallel civil investigation relating to certain proposed change orders and modifications that were issued in conjunction with the work. Again, the Joint Venture and its joint venture partners believe that the change orders and modifications are appropriate and in accordance with the contract’s terms and conditions, and are cooperating in the investigation. The Company is currently unable to determine the impact of these investigations upon the future financial position, results of operations or cash flows of either the Company or the Joint Venture.

      The Company is involved in various other lawsuits and claims incidental to its business. Management believes that any resulting liability, beyond that provided, should not materially affect the Company’s financial position, future results of operations or future cash flows.

      During the year ended December 27, 2003, the Company recognized additional operating income of $28 million of claim settlements on sole contract and joint venture projects. During the year ended December 27, 2003, the Company also recognized additional operating income through a $37 million reduction in a sole contract job loss after an agreement was reached with the project owner.

      It is customary in the Company’s industry to use various financial instruments in the normal course of business. These instruments include items such as standby letters of credit. Standby letters of credit are conditional commitments issued by financial institutions for the Company naming owners and other third parties as beneficiaries in accordance with specified terms and conditions. The Company has informal arrangements with a number of banks to provide such commitments. At December 27, 2003, the Company had outstanding letters of credit of approximately $162 million.

      At the December 10, 2003 meeting of the PKS’ Board of Directors, the Board gave preliminary approval to PKS to undertake the formation of an investment entity (the “Fund”) in which stockholders of PKS would have the opportunity to participate on a pro rata basis to their respective ownership of Common Stock. As currently contemplated, the value of the Fund interests is anticipated to be between 25% and 33% of the aggregate redemption value of the currently issued and outstanding PKS Stock. However, the actual value of the Fund interests would ultimately be determined by the Board based upon a number of factors, including, the level of liquidity necessary to fund the Company’s operations. Consequently, there is no assurance that PKS would actually undertake to form the Fund or distribute the Fund interests to stockholders, or whether the actual value of the Fund interests to be distributed would be more or less than currently anticipated.

18.	Subsequent Event:

      The Company has entered into an Asset Purchase Agreement (the “Agreement”) to acquire a coal mining entity in the Powder River Basin of Wyoming for approximately $82 million plus the assumption of certain liabilities. Closing of the Agreement is subject to certain regulatory approvals that have not yet been and may not be received. If all regulatory approvals are received, the Company hopes to complete the transaction by the end of the second quarter of 2004.

31

PETER KIEWIT SONS’, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

19.	Quarterly Information (Unaudited):

	March		June		September		December

	2003	2002	2003	2002	2003	2002	2003	2002

	(Dollars in millions, except per share data)
Revenue	$806	$809	$903	$878	$904	$1,132	$762	$880

Margin	$71	$61	$94	$114	$105	$173	$178	$166

Income before cumulative effect of change in accounting principle	$12	$10	$32	$40	$32	$79	$78	$64

Net income	$15	$10	$32	$40	$32	$79	$78	$64

Basic earnings per share:
Income before cumulative effect of change in accounting principle	$.41	$.32	$1.11	$1.37	$1.12	$2.59	$2.59	$2.05

Net income	$.51	$.32	$1.11	$1.37	$1.12	$2.59	$2.59	$2.05

Diluted earnings per share:
Income before cumulative effect of change in accounting principle	$.40	$.31	$1.07	$1.30	$1.08	$2.46	$2.49	$1.97

Net income	$.50	$.31	$1.07	$1.30	$1.08	$2.46	$2.49	$1.97

Dividends paid per share	$.35	$.30	$.40	$.40	$—	$—	$—	$—

      During the normal course of business, the Company settles claims and recognizes income in the period in which such claims are settled.

      The Company became aware of accounting errors that occurred during 2002 on two construction contracts. The errors resulted in an understatement of 2002 net income of less than $1 million. The Company has corrected the errors during the twelve months ended December 27, 2003. One correction decreased net income by $4 million during the first quarter of 2003 and the second correction increased net income by $5 million during the third quarter of 2003. Excluding these adjustments, net income for the first and third quarter of 2003 was $19 and $27 million, respectively.

32

VALUATION AND QUALIFYING ACCOUNTS AND RESERVES

SCHEDULE II

		Additions
	Balance	Charged to	Amounts		Balance
	Beginning	Costs and	Charged to		End of
	of Period	Expenses	Reserves	Other*	Period

	(Dollars in millions)
Year ended December 27, 2003
Allowance for doubtful trade accounts	$13	$(6)	$—	$—	$7
Reserves:
Insurance claims	$66	$19	$(15)	$—	$70
Year ended December 28, 2002
Allowance for doubtful trade accounts	$7	$10	$(4)	$—	$13
Reserves:
Insurance claims	$65	$19	$(18)	$—	$66
Year ended December 29, 2001
Allowance for doubtful trade accounts	$4	$4	$(1)	$—	$7
Reserves:
Insurance claims	$64	$19	$(20)	$2	$65

*	On July 31, 2001, as discussed in Note 2, the Company acquired a marine construction business.

33

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Stockholders

Peter Kiewit Sons’, Inc.:

      We have reviewed the consolidated condensed balance sheet of Peter Kiewit Sons’, Inc. and subsidiaries as of June 30, 2004, and the related consolidated condensed statements of earnings for the three and six month periods ended June 30, 2004 and 2003, and the consolidated condensed statements of cash flows for the six month periods ended June 30, 2004 and 2003. These consolidated condensed financial statements are the responsibility of the Company’s management.

      We conducted our review in accordance with standards of the Public Company Accounting Oversight Board (United States). A review of interim financial information consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States), the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

      Based on our review, we are not aware of any material modifications that should be made to the consolidated condensed financial statements referred to above for them to be in conformity with accounting principles generally accepted in the United States of America.

      We have previously audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the consolidated balance sheet of Peter Kiewit Sons’, Inc. and subsidiaries as of December 27, 2003, and the related consolidated statements of earnings, changes in redeemable common stock and comprehensive income, and cash flows for the year then ended (not presented herein); and in our report dated March 2, 2004, we expressed an unqualified opinion on those consolidated financial statements. In our opinion, the information set forth in the accompanying consolidated condensed balance sheet as of December 27, 2003, is fairly stated, in all material respects, in relation to the consolidated balance sheet from which it has been derived.

(signed) KPMG LLP

Omaha, Nebraska

August 6, 2004

34

PETER KIEWIT SONS’, INC.

CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS

	Three Months		Six Months
	Ended June 30,		Ended June 30,

	2004	2003	2004	2003

	(Dollars in millions,
	except per share data)

	(Unaudited)
Revenue	$829	$903	$1,512	$1,709
Cost of revenue	(739)	(809)	(1,348)	(1,544)

Margin	90	94	164	165
General and administrative expenses	(56)	(57)	(117)	(115)
Gain on sale of operating assets	4	6	6	9

Operating income	38	43	53	59
Other income (expense):
Investment income	3	7	5	10
Interest expense	(1)	—	(2)	(1)
Other, net	3	2	5	4

	5	9	8	13

Income before income taxes and cumulative effect of change in accounting principle	43	52	61	72
Income tax expense	(16)	(20)	(23)	(28)

Income before cumulative effect of change in accounting principle	27	32	38	44
Cumulative effect of change in accounting principle, net of tax	—	—	—	3

Net income	$27	$32	$38	$47

Basic earnings per share:
Income before cumulative effect of change in accounting principle	$.89	$1.11	$1.27	$1.52
Cumulative effect of change in accounting principle	—	—	—	.10

Net income	$.89	$1.11	$1.27	$1.62

Diluted earnings per share:
Income before cumulative effect of change in accounting principle	$.86	$1.07	$1.23	$1.46
Cumulative effect of change in accounting principle	—	—	—	.10

Net income	$.86	$1.07	$1.23	$1.56

See accompanying notes to consolidated condensed financial statements.

35

PETER KIEWIT SONS’, INC.

CONSOLIDATED CONDENSED BALANCE SHEETS

	June 30, 2004	December 27, 2003

	(Unaudited)

	(Dollars in millions)
ASSETS
Current assets:
Cash and cash equivalents	$504	$481
Available-for-sale-securities	104	103
Receivables, less allowance of $22 and $7	356	419
Unbilled contract revenue	95	79
Contract costs in excess of related revenue	28	45
Investment in construction joint ventures	263	251
Deferred income taxes	80	60
Other	46	26

Total current assets	1,476	1,464

Property, plant and equipment, less accumulated depreciation and amortization of $541 and $531	336	340
Other assets	85	85

	$1,897	$1,889

LIABILITIES AND REDEEMABLE COMMON STOCK
Current liabilities:
Accounts payable, including retainage of $55 and $67	$183	$225
Current portion of long-term debt	10	10
Accrued costs on construction contracts	146	125
Billings in excess of related costs and earnings	196	195
Distributions and costs in excess of investment in construction joint ventures	48	28
Accrued insurance costs	75	70
Accrued payroll	32	39
Other	19	21

Total current liabilities	709	713

Long-term debt, less current portion	25	22
Deferred income taxes	43	41
Accrued reclamation	6	6
Minority interest	1	1
Commitments and contingencies

Preferred stock, no par value, 250,000 shares authorized, no shares outstanding	—	—
Redeemable common stock ($953 million and $981 million aggregate redemption value):
Common stock, $.01 par value, 125 million shares authorized, 29,790,181 and 30,242,689 outstanding	—	—
Additional paid-in capital	239	243
Accumulated other comprehensive income	2	4
Retained earnings	872	859

Total redeemable common stock	1,113	1,106

	$1,897	$1,889

See accompanying notes to consolidated condensed financial statements.

36

PETER KIEWIT SONS’, INC.

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

	Six Months
	Ended June 30,

	2004	2003

	(Dollars in
	millions)
	(Unaudited)
Cash flows from operations:
Net cash provided by operations	$90	$104

Cash flows from investing activities:
Proceeds from maturities of available-for-sale securities	2	—
Purchases of available-for-sale securities	(4)	(2)
Proceeds from sale of stock warrants	—	22
Proceeds from sales of property, plant and equipment	21	15
Capital expenditures	(49)	(60)
Additions to notes receivable	(2)	(2)
Payments received on notes receivable	2	3

Net cash used in investing activities	(30)	(24)

Cash flows from financing activities:
Long-term debt borrowings	3	—
Repurchases of common stock	(15)	(74)
Dividends paid	(25)	(22)

Net cash used in financing activities	(37)	(96)

Effect of exchange rates on cash	—	7

Net increase (decrease) in cash and cash equivalents	23	(9)
Cash and cash equivalents at beginning of period	481	275

Cash and cash equivalents at end of period	$504	$266

Non-cash investing activities:
Stock warrants returned to owner as part of a contract settlement	$—	$3

See accompanying notes to consolidated condensed financial statements.

37

PETER KIEWIT SONS’, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

1.	Basis of Presentation:

      The consolidated condensed balance sheet of Peter Kiewit Sons’, Inc. (“PKS”, which together with its subsidiaries is referred to herein as the “Company”) at December 27, 2003 has been condensed from the Company’s audited balance sheet as of that date. All other financial statements contained herein are unaudited and, in the opinion of management, contain all adjustments (consisting only of normal recurring accruals) necessary for a fair presentation of financial position and results of operations and cash flows for the periods presented. The Company’s accounting policies and certain other disclosures are set forth in the notes to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K. Management believes that the disclosures are adequate to make the information presented not misleading.

      The Company became aware of an accounting error that occurred during the fourth quarter of 2002 on a nonsponsored joint venture. The error resulted in an overstatement of 2002 net income by $4 million. The Company corrected the error during the six months ended June 30, 2003. The Company does not believe that the correction of this error is material to 2002 operations or to 2003 operations. Excluding this adjustment, net income for the six months ended June 30, 2003 was $51 million.

      The results of operations for the six months ended June 30, 2004 are not necessarily indicative of the results to be expected for the full year.

      When appropriate, items within the consolidated condensed financial statements have been reclassified in the previous periods to conform to current year presentation.

2.	Recent Accounting Pronouncements:

      In 2003, the Financial Accounting Standards Board “FASB” issued FASB Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities,” (“FIN 46-R”). FIN 46-R addresses the consolidation of variable interest entities in which the equity investment at risk is not sufficient to permit the entity to finance its activities without additional subordinated financial support from other parties, or the equity investors lack one or more of the essential characteristics of a controlling financial interest. FIN 46-R requires enterprises to consolidate and disclose existing unconsolidated variable interest entities in which they are the primary beneficiaries if the entities do not effectively disperse risk among the parties involved. FIN 46-R also requires disclosures by an enterprise holding significant interests in variable interest entities in which it is not a primary beneficiary. FIN 46-R applies to variable interest entities created or in which interest is obtained after December 31, 2003. The adoption of FIN 46-R has not had a material impact on the Company’s financial statements. The Company will be required to apply FIN 46-R to all other entities subject to this Interpretation by the beginning of the fiscal year ending December 31, 2005. The Company is currently assessing the impact of FIN 46-R related to such entities.

3.	Change in Accounting Principle:

      Effective December 29, 2002, the Company adopted, as required, the provisions of Statement of Financial Accounting Standards No. 143 (SFAS 143), “Accounting for Asset Retirement Obligations.” SFAS 143 establishes new reporting standards of accounting for the Company’s reclamation liability associated with its coal mining operation. The new reporting standards require retirement obligations to be measured at fair value and displayed as a liability when incurred. Associated asset retirement costs are capitalized as part of the carrying amount of the long-lived asset and subsequently allocated to expense over the asset’s useful life. Prior to implementing SFAS 143, reclamation liability was provided without regard to the time value of money.

      The cumulative effect of implementing SFAS 143 resulted in an increase in net income of $3 million or $.10 per share for the six months ended June 30, 2003.

38

PETER KIEWIT SONS’, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS — (Continued)

      The following unaudited pro forma information reflects the Company’s results for the three and six months ended June 30, 2003 as if the change had been retroactively applied:

	Three Months Ended	Six Months Ended
	June 30, 2003	June 30, 2003

	(Dollars in millions, except per share data)
Net income	$32	$44

Net earnings per share:
Basic	$1.11	$1.52

Diluted	$1.07	$1.46

4.	Earnings Per Share:

      Basic earnings per share has been computed using the weighted average number of shares outstanding during each period. Diluted earnings per share gives effect to convertible debentures considered to be dilutive common stock equivalents. The potentially dilutive convertible debentures are calculated in accordance with the “if converted” method. This method assumes that the after-tax interest expense associated with the debentures is an addition to income and the debentures are converted into equity with the resulting common shares being aggregated with the weighted average shares outstanding.

	Three Months Ended		Six Months Ended
	June 30,		June 30,

	2004	2003	2004	2003

	(Dollars in millions, except per share data
Net income available to common stockholders	$27	$32	$38	$47
Add: Interest expense, net of tax effect, associated with convertible debentures	*	*	*	*

Net income for diluted shares	$27	$32	$38	$47

Total number of weighted average shares outstanding used to compute basic earnings per share (in thousands)	29,833	28,665	29,903	28,846
Additional dilutive shares assuming conversion of convertible debentures	1,295	1,260	1,295	1,272

Total number of shares used to compute diluted earnings per share	31,128	29,925	31,198	30,118

Basic earnings per share:
Income before cumulative effect of change in accounting principle	$.89	$1.11	$1.27	$1.52
Cumulative effect of change in accounting principle	—	—	—	.10

Net income	$.89	$1.11	$1.27	$1.62

Diluted earnings per share:
Income before cumulative effect of change in accounting principle	$.86	$1.07	$1.23	$1.46
Cumulative effect of change in accounting principle	—	—	—	.10

Net income	$.86	$1.07	$1.23	$1.56

*	Interest expense attributable to convertible debentures was less than $.5 million, net of tax.

39

PETER KIEWIT SONS’, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS — (Continued)

5.	Disclosures about Fair Value of Financial Instruments:

Retainage on Construction Contracts:

      The following summarizes the components of retainage on uncompleted projects which is not yet due included in receivables at June 30, 2004 and December 27, 2003:

	June 30, 2004	December 27, 2003

	(Dollars in millions)
Escrowed securities	$37	$39
Other retainage held by owners	89	92

	$126	$131

      Accounts receivable at June 30, 2004 and December 27, 2003 also include less than $.5 million of securities held by the owners which are now due as the contracts are completed.

Foreign Currency Forward Contract:

      The Company entered into a foreign currency forward contract in June 2004 that has not been designated as a hedging instrument under SFAS 133, “Accounting for Derivative Instruments and Hedging Activities.” The forward is used to offset the earnings impact of a U.S. dollar denominated liability of a Canadian subsidiary. The forward is recorded at fair value based upon quoted market prices, and changes in the fair value of the forward are immediately recognized in Other, net in the Consolidated Condensed Statements of Earnings.

      The forward matures in June 2005 and will settle based upon the $U.S. 15 million notional amount and the difference between the current exchange rate and the exchange rate in the forward. At June 30, 2004, the fair value of the forward was a liability of less than $0.5 million.

6.	Comprehensive Income:

      Comprehensive income includes net income, unrealized gains (losses) on securities and foreign currency translation adjustments which are charged or credited to the cumulative translation account within Redeemable Common Stock. Comprehensive income for the three and six months ended June 30, 2004 and 2003 is as follows:

	Three
	Months		Six Months
	Ended		Ended
	June 30,		June 30,

	2004	2003	2004	2003

	(Dollars in millions)
Net income	$27	$32	$38	$47
Other comprehensive income, before tax:
Unrealized gains (losses) arising during period	(2)	5	(1)	5
Foreign currency translation adjustments	(2)	—	(2)	5
Income tax (expense) benefit related to items of other comprehensive income	1	(2)	1	(4)

Comprehensive income	$24	$35	$36	$53

40

PETER KIEWIT SONS’, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS — (Continued)

7.     Segment Data:

      The Company primarily operates in the construction industry and currently has one reportable operating segment. The Construction segment performs services for a broad range of public and private customers primarily in North America. Construction services are performed in the following construction markets: transportation (including highways, bridges, airports, mass transit and rail); power, heating, cooling; commercial buildings; sewage and solid waste; water supply/dams; petroleum; and mining. Sources of revenue for the “other” category consist primarily of the Company’s coal sales.

      Intersegment sales are recorded at cost. There were no intersegment sales for the three and six months ended June 30, 2003 and June 30, 2004. Operating income is comprised of net sales less all identifiable operating expenses, allocated general and administrative expenses, gain on sale of operating assets, depreciation and amortization. Investment income, interest expense and income taxes have been excluded from segment operations. The management fee earned by the Company for mine management and related coal mining operations services is excluded from the segment information that follows as it is included in other income on the Consolidated Statement of Earnings and not included in operating income. Segment asset information has not been presented as it is not reported to or reviewed by the chief operating decision maker.

	Three Months Ended		Three Months Ended
	June 30, 2004		June 30, 2003

	Construction	Other	Construction	Other

	(Dollars in millions)
Revenue — external customers	$818	$11	$891	$12

Depreciation and amortization	$18	$2	$20	$3

Operating income	$37	$1	$40	$3

	Six Months Ended		Six Months Ended
	June 30, 2004		June 30, 2003

	Construction	Other	Construction	Other

	(Dollars in millions)
Revenue — external customers	$1,488	$24	$1,686	$23

Depreciation and amortization	$34	$5	$38	$5

Operating income	$49	$4	$54	$5

      During the three and six months ended June 30, 2004, revenue recognized from a single owner represented 12.5% and 12.5%, respectively, of the Company’s total revenue.

8.	Other Matters:

      On November 19, 2002, a suit was filed in the District Court, City and County of Broomfield, Colorado for an unspecified amount of damages by Gary Haegle, derivatively on behalf of Level 3 Communications, Inc. (“Level 3”), against Walter Scott, Jr., James Q. Crowe, R. Douglas Bradbury, Charles C. Miller, III, Kevin V. O’Hara, Mogens C. Bay, William L. Grewcock, Richard Jaros, Robert E. Julian, David C. McCourt, Kenneth E. Stinson, Michael B. Yanney, Colin V. K. Williams (collectively, the “Level 3 Directors”) and PKS. The suit alleges that the Level 3 Directors breached their fiduciary duty with respect to various transactions between Level 3 and PKS, and that PKS aided and abetted the Level 3 Directors in their alleged breach of fiduciary duty. The suit also alleges that PKS exercised improper control over certain of the Level 3 Directors. On January 27, 2004, the Court issued an order to stay the proceedings until June 17, 2004 pending the results of the investigation of the allegations set forth in the suit by the Special Litigation Committee of the Level 3 Board of Directors. On June 26, 2004, the Court issued a subsequent order

41

PETER KIEWIT SONS’, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS — (Continued)

extending such stay until August 2, 2004. PKS believes that the factual allegations and legal claims made against it are without merit and intends to vigorously defend them.

      On August 7, 2003, BBC-MEC, a Joint Venture (the “Joint Venture”), and its two joint venture partners, including Mass. Electric Construction Co., a subsidiary of PKS, received “target letters” from the U.S. Department of Justice and the United States Attorney for the District of Connecticut (“DOJ”), notifying the Joint Venture and its joint venture partners that each was a target of a criminal investigation in connection with a certain portion of the work performed by the Joint Venture to electrify a high speed rail line from New Haven, Connecticut, to Boston, Massachusetts. The target letters specified potential violations of various federal statutes based on allegations of misconduct in connection with a portion of the work, and invited the parties to meet with the DOJ and attempt to resolve the matter. The parties did meet on October 23, 2003, and the DOJ was provided with pertinent information that it might not have otherwise previously considered in its investigation. The Joint Venture and its joint venture partners also agreed to cooperate in further testing of certain portions of the work. The DOJ agreed to enter into a tolling agreement. By letter dated July 2, 2004, the DOJ notified The Joint Venture and its partners that it had reached a decision not to pursue criminal charges. The DOJ is also conducting a civil investigation relating to certain proposed change orders and modifications that were issued in conjunction with the work. The Joint Venture and its joint venture partners believe that the change orders and modifications are appropriate and in accordance with the contract’s terms and conditions, and are cooperating in the investigation. The Company is currently unable to determine the impact of the investigation upon the future financial position, results of operations or cash flows of either the Company or the Joint Venture.

      The Company is involved in various other lawsuits and claims incidental to its business. Management believes that any resulting liability, beyond that provided, should not materially affect the Company’s financial position, future results of operations or future cash flows.

      It is customary in the Company’s industry to use various financial instruments in the normal course of business. These instruments include items such as standby letters of credit. Standby letters of credit are conditional commitments issued by financial institutions for the Company naming owners and other third parties as beneficiaries in accordance with specified terms and conditions. The Company has informal arrangements with a number of banks to provide such commitments. At June 30, 2004, the Company had outstanding letters of credit of approximately $171 million.

      At the December 10, 2003 meeting of the PKS’ Board of Directors, the Board gave preliminary approval to PKS to undertake the formation of an investment entity (the “Fund”) in which stockholders of PKS would have the opportunity to participate on a pro rata basis to their respective ownership of PKS’ $0.01 par value common stock (“Common Stock”). As currently contemplated, the value of the Fund interests is anticipated to be between 25% and 33% of the aggregate redemption value of the currently issued and outstanding PKS Stock. However, the actual value of the Fund interests would ultimately be determined by the Board based upon a number of factors, including, the level of liquidity necessary to fund the Company’s operations. Consequently, there is no assurance that PKS would actually undertake to form the Fund or distribute the Fund interests to stockholders, or whether the actual value of the Fund interests to be distributed would be more or less than currently anticipated.

      The Company has entered into an Asset Purchase Agreement (the “Agreement”) to acquire a coal mining entity in the Powder River Basin of Wyoming. The total purchase price after post closing adjustments and the assumption of certain liabilities is estimated to be $70 to $80 million. Closing of the Agreement is subject to certain regulatory approvals that have not yet been and may not be received. If all regulatory approvals are received, the Company hopes to complete the transaction by the end of 2004.

      The Company has entered into an Agreement of Purchase and Sale to acquire a 50% interest in a coal mining entity in Wyoming for $15 million. Closing of such acquisition is subject to the satisfaction of certain

42

PETER KIEWIT SONS’, INC.

NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS — (Continued)

conditions, including the successful negotiation of an operating agreement with a third party, that have not yet been and may not be satisfied.

43

PART C — OTHER INFORMATION

Item 15.     Indemnification

      The Fund’s Partnership Agreement will generally provide that no Director or officer of the Fund shall be subject to personal liability in such capacity, other than from such person’s bad faith, willful misfeasance, or gross negligence or reckless disregard for the duties involved in the conduct of his position. Subject to the foregoing exception, all claimants shall look solely to assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund.

      The Fund will agree to indemnify any person who at any time serves as a Director or officer and certain others of the Fund (each, an “indemnitee”) against any liabilities and expenses incurred by the indemnitee in connection with the defense or disposition of any action, suit or other proceeding, civil or criminal, by reason of his having served in such capacity, except with respect to any matter as to which he did not act in good faith in the reasonable belief that his action was in the best interest of the Fund or as to which he had reasonable cause to believe that the conduct was unlawful. However, no indemnitee shall be indemnified against any liability or expense to any person arising from bad faith, willful misfeasance, gross negligence or reckless disregard for the duties involved in the conduct of his position. Liabilities and expenses incurred with respect to any action voluntarily prosecuted by an indemnitee as plaintiff must be indemnified only if the action was authorized by a majority of the Fund or was instituted by the indemnitee to enforce his rights to indemnification in a case where the indemnitee is found entitled to indemnification.

      No indemnification shall be made unless there has been (i) a determination by a final decision on the merits by a court or other body of competent jurisdiction that the indemnitee is entitled to indemnification, (ii) a majority vote of a quorum of those Directors who are neither “interested persons” of the Fund (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding that an indemnitee is entitled to indemnification or (iii) independent legal counsel, in a written opinion, concludes that the indemnitee should be entitled to indemnification. Advance payments of expenses of defending an action to which indemnification is sought shall be made only in certain circumstances where both the potential indemnitee and a majority of the Directors determine that the standards of conduct necessary for indemnification have been met.

      The Fund will acquire a liability insurance policy pursuant to which Directors and officers shall be indemnified from and against any claim, liability, loss or expense for which indemnification of said persons is provided for in the Partnership Agreement.

      Investors should be aware that insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission that such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.	Exhibits

(1) Limited Partnership Agreement of the Fund.*

(2) By-laws of the Fund.*

(6) (a) Investment Advisory Agreement between the Fund and Offit Hall Capital Management LLC.*

(b) Form of Sub-Investment Advisory Agreement.*

            (9) (a) Custodian Services Agreement.*

                 (b) Administration and Accounting Agreement.*

                 (c) Transfer Agency Services Agreement.*

(11) Opinion and consent of Skadden, Arps, Slate, Meagher and Flom LLP.*

(14) (a) Consent of KPMG LLP, auditors of the Fund.*

                 (b) Consent of KPMG LLP, auditors of Kiewit.

                 (c) Letter from KPMG LLP re unaudited interim financial information of Kiewit.

                 (d) Opinion and consent of Skadden, Arps, Slate, Meagher and Flom LLP.*

(17) (a) Form of Letter of Transmittal

                 (b) Code of Ethics of the Fund.*

                 (c) Code of Ethics Offit Hall Capital Management LLC.*

*	To be filed by amendment.

Item 17.	Undertakings

      (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

      (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, and State of Nebraska, on the 30th day of September, 2004.

KIEWIT EMPLOYEES DIVERSIFIED
INVESTMENT FUND L.P.

By:	/s/ KENNETH E. STINSON

Name: Kenneth E. Stinson
Title: Chief Executive Officer and Director

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ KENNETH E. STINSON Kenneth E. Stinson	Chief Executive Officer and Director	September 30, 2004

/s/ MICHAEL J. PIECHOSKI Michael J. Piechoski	Chief Financial Officer and Principal Accounting Officer	September 30, 2004

/s/ BRUCE E. GREWCOCK Bruce E. Grewcock	Director	September 30, 2004

/s/ PHILIP J. RUDEN Philip J. Ruden	Director	September 30, 2004

EXHIBIT INDEX

Exhibit
No.	Description

(1)	Limited Partnership Agreement of the Fund. *
(2)	By-laws of the Fund.*
(6)(a)	Investment Advisory Agreement between the Fund and Offit Hall Capital Management LLC.*
(6)(b)	Form of Sub-Investment Advisory Agreement.*
(9)(a)	Custodian Services Agreement.*
(9)(b)	Administration and Accounting Agreement.*
(9)(c)	Transfer Agency Services Agreement.*
(11)	Opinion and consent of Skadden, Arps, Slate, Meagher and Flom LLP.*
(14)(a)	Consent of KPMG LLP, auditors of the Fund.*
(14)(b)	Consent of KPMG LLP, auditors of Kiewit.
(14)(c)	Letter from KPMG LLP re unaudited interim financial information of Kiewit.
(14)(d)	Opinion and consent of Skadden, Arps, Slate, Meagher and Flom LLP.*
(17)(a)	Form of Letter of Transmittal
(17)(b)	Code of Ethics of the Fund.*
(17)(c)	Code of Ethics Offit Hall Capital Management LLC.*

*	To be filed by amendment.